As filed with the Securities and Exchange Commission on April 23, 2021
Registration Nos. 333-203628; 811-23050
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 8  (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 20 (X)
VARIABLE ANNUITY-8 SERIES ACCOUNT
(Exact Name of Registrant)
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Name of Depositor)
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Address of Depositor’s Principal Executive Office)
(303) 737-3000
(Depositor’s Telephone Number)
Edmund F. Murphy III
President & Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)
Copy to:
Stephen Roth, Esq.
Eversheds Sutherland (USA) LLP
700 Sixth Street, NW., Suite 700
Washington, D.C. 20007-3980
Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 1, 2021, pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485 on (date), pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Title of Securities Being Registered: Units of interest in separate account under group flexible premium deferred variable annuity contract.

GREAT-WEST SECUREFOUNDATION® II VARIABLE ANNUITY
A Group Flexible Premium Variable Deferred Annuity Contract
Issued by
Variable Annuity-8 Series Account
of
Great-West Life & Annuity Insurance Company
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website ( https://www.greatwestinvestments.com ), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
Overview
This Prospectus describes the Great-West SecureFoundation® II Variable Annuity, a group flexible premium variable deferred annuity contract (“Contract”), issued by Great-West Life & Annuity Insurance Company (“we,” “us” or “Great-West”), that is designed for purchase by sponsors of retirement plans established under Sections 401(a), 403(b), 457(b) of the Internal Revenue Code, and 1081.01 of the Internal Revenue Code for a New Puerto Rico (each a “Retirement Plan”). The Contract offers investment divisions (“Variable Accounts”) that invest in shares of an individual series of the Great-West SecureFoundation® funds (each a “Covered Fund”) and whose value is based on the investment performance of the corresponding Covered Fund. GWFS Equities, Inc. (“GWFS”), a registered broker/ dealer that is affiliated with us, is the principal underwriter and distributor of the Contracts. Each of the Covered Funds is managed by Great-West Capital Management, LLC (“GWCM”), a registered investment adviser that is affiliated with us. Offering the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) in connection with your investment in the Covered Funds, therefore, may subject us to a potential conflict of interest as we may benefit indirectly from the charges imposed by the Covered Funds.
Participation in the Contract
You may be eligible to participate in the Contract if you participate in a Retirement Plan (a “GLWB Participant”). The owner of a Contract will be the sponsor of the Retirement Plan (the “Plan Sponsor” or “Contractowner”). If you are eligible to participate in the Contract, Great-West will establish a GLWB Participant account (“GLWB Participant Account”) in your name that will reflect the dollar value of the Contributions made on your behalf.
Interests of the Retirement Plan and GLWB Participants in the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or alienated in any way, except that if the Retirement Plan is consolidated or merged with another plan or if the assets and liabilities of the Retirement Plan are transferred to another plan, the Contract may be assigned to the new Plan Sponsor.
Provided all conditions are met, the Contract offers the potential for guaranteed lifetime withdrawals. Tax deferral under annuity contracts purchased in connection with tax-qualified plans arises under specific provisions of the Code. Therefore, you should not purchase the Contract for the purpose of obtaining tax deferral. You should only purchase the Contract for Contract features such as the potential for guaranteed lifetime withdrawals.
As described in further detail throughout this Prospectus, the GLWB payments are made from your own Covered Fund value (i.e., withdrawals are made from your own money) until these GLWB payments reduce your Covered Fund value to $0, at which point we
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start using our own money to continue making the GLWB payments to you. As a result, it is possible that we may never make GLWB payments to you from our own money.
Payment Options
The Contract contains a GLWB that will pay guaranteed income for the life of a designated person based on your investment in one or more Covered Funds, provided all the conditions of the GLWB are satisfied, regardless of how long the designated person lives or the actual performance or value of your investment in the Covered Funds. You will pay a fee for the GLWB and should participate in the Contract only if you want the benefits provided by the GLWB. The Contract also offers annuity payment options, a full or partial lump sum distribution, or other payment methods that are not part of the GLWB. If you annuitize or otherwise distribute all of the assets in the Covered Funds via a method that is not part of the GLWB, the GLWB will terminate.
Allocating Your Money
You can allocate your Contributions to several Variable Accounts that invest all of their assets in one of the corresponding Covered Funds. The following is a list of each Covered Fund:
Great-West SecureFoundation® Balanced Fund
Great-West SecureFoundation® Lifetime 2020 Fund
Great-West SecureFoundation® Lifetime 2025 Fund
Great-West SecureFoundation® Lifetime 2030 Fund
Great-West SecureFoundation® Lifetime 2035 Fund
Great-West SecureFoundation® Lifetime 2040 Fund
Great-West SecureFoundation® Lifetime 2045 Fund
Great-West SecureFoundation® Lifetime 2050 Fund
Great-West SecureFoundation® Lifetime 2055 Fund
Great-West SecureFoundation® Lifetime 2060 Fund
Special Disclosure for Retirement Plans Qualified under the Puerto Rico Code: To the extent the Retirement Plan is solely qualified under the Internal Revenue Code for a New Puerto Rico (the “Puerto Rico Code”), certain references to the U.S. Internal Revenue Code (or requirements thereof) in the Contract may not apply. The tax laws of Puerto Rico are different than the tax laws under the U.S. Internal Revenue Code. You should consult a tax advisor.
This Prospectus presents important information you should read before participating in the Contract. Please read it carefully and retain it for future reference. You can find more detailed information pertaining to the Contract in the Statement of Additional Information (the “SAI”) dated May 1, 2021, which has been filed with the SEC. The SAI is incorporated by reference as a matter of law into this Prospectus, which means that it is legally a part of this Prospectus. Its table of contents may be found on the last page of this Prospectus. The SAI may be obtained without charge by contacting Great-West at its Administrative Offices or by calling (866) 696-8232. You may also obtain the Prospectus, material incorporated by reference, and other information regarding Great-West by visiting the SEC’s website at www.sec.gov.
This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.
The Contract may not be available in all states, at all times. All material state variations including availability of the Contract are included in Appendix B to this Prospectus. Because the Plan document determines the specific features of the Plan, including the availability of certain types of investment options, distributions, loans, and other features allowed but not required under the Code, all features of the Contract may not be available to all Retirement Plans. You should check with your Plan Sponsor for more details on the Contract features available to you.
The date of this Prospectus is May 1, 2021.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Definitions
Fee Tables
Example
Condensed Financial Information
Great-West Life & Annuity Insurance Company
Separate Account
Addition, Deletion or Substitution of Funds
The Covered Funds
Reinvestment and Redemption
Payments We Receive
Where to Find more Information About the Covered Funds
Selection of Underlying Funds
The Contract
Purchasing an Interest in the Contract
Contributions
Subsequent Contributions
GLWB Participant Account
GLWB Participant Enrollment Form and Initial Contribution
Free Look Period
Assignments and Transfers
Transaction Date
GLWB Participant Account Value
Changes to the Contract
The Guaranteed Lifetime Withdrawal Benefit
The Guarantee Benefit Fee
How the GLWB Works
The Accumulation Phase
Covered Fund Value
Benefit Base
Subsequent Contributions to Your GLWB Participant Account
Ratchet Date Adjustments to the Benefit Base
Excess Withdrawals During the Accumulation Phase
Transfers
Loans
Death During the Accumulation Phase
The Withdrawal Phase
Installments
Calculation of Installment Amount
Installment Frequency Options
Suspending and Re-Commencing Installments After a Lump Sum Distribution
Automatic Resets of the GAW During the Withdrawal Phase
Effect of Excess Withdrawals During the Withdrawal Phase
Death During the Withdrawal Phase
The Settlement Phase
Divorce Provisions Under the GLWB
During the Accumulation Phase
During the Withdrawal Phase
During the Settlement Phase
Effect of Annuitization

Requesting Transfers
Market Timing and Excessive Trading
Charges and Deductions
Variable Asset Charge
Guarantee Benefit Fee
Contract Maintenance Charge
Premium Tax Deductions
Other Taxes
Expenses of the Covered Funds
Amounts Remitted to the Plan
Annuity Payment Options
Taxation of the Contract and the GLWB
Contract Termination
Voting Rights
Payment of Withdrawal Proceeds
Distribution of the Contracts
State Variations
Rights Reserved by Great-West
Unclaimed and Abandoned Property
Cyber Security and Business Continuity Risk
Legal Proceedings
Independent Registered Public Accounting Firm
Independent Auditor
Available Information
Appendix A – Condensed Financial Information	A-1
Appendix B - State Variations	B-1
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Definitions
Accumulation Phase: The period between the time you enroll in the Contract and the Initial Installment Date.
Accumulation Unit: The accounting measure described in the Contract and used by Great-West to determine your GLWB Participant Account Value allocated to each Variable Account.
Administrative Offices: The Administrative Offices of Great-West are located at 8515 E. Orchard Rd., Greenwood Village, Colorado 80111.
Alternate Payee: Any Spouse, former Spouse, child or other dependent of a GLWB Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all or a portion of the benefit payable under a Plan with respect to such GLWB Participant.
Annuitant: the person upon whose life the payment of an annuity is based.
Attained Age: The Covered Person’s age as of a Ratchet Date.
Benefit Base: The amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any Contribution made after the Benefit Base begins accruing, and is reduced proportionately for an Excess Withdrawal. The Benefit Base can also increase with positive market performance on the Ratchet Date. Each Covered Fund will have its own Benefit Base. A Covered Fund Benefit Base generally cannot be transferred to another Covered Fund.
Business Day: Any day, and during the hours, on which the New York Stock Exchange is open for trading. In the event that a date falls on a non-Business Day, the date of the succeeding Business Day will be used.
Code: As applicable, the Internal Revenue Code of 1986, as amended from time to time, or any future United States Internal Revenue law that replaces the Internal Revenue Code of 1986. References herein to specific section numbers shall be deemed to include Treasury regulations and Internal Revenue Service guidance thereunder, and to corresponding provisions of any future Internal Revenue law that replaces the Internal Revenue Code of 1986. Additionally, as applicable, the Internal Revenue Code for a New Puerto Rico, as amended, and related laws and regulations.
Contract: An agreement between Great-West and the Contractowner providing a group flexible premium variable deferred annuity issued in connection with certain Retirement Plans.
Contractowner: The Contractowner will be an entity which maintains a Retirement Plan.
Contribution(s): Eligible rollovers, Transfers, payroll deductions, and other amounts received by Great-West under the Contract on your behalf and allocated to a GLWB Participant Account.
Covered Fund: A mutual fund, unit investment trust, or other investment portfolio in which a Variable Account invests all of its assets.
Covered Fund Value: The value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value reflects a return based upon the investment experience of the Covered Funds and will increase or decrease accordingly.
Covered Person(s): The person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal will be based. If there are two Covered Persons, the Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. A joint Covered Person must be the GLWB Participant’s Spouse and the sole primary beneficiary under the Plan.
Distribution(s): Amounts paid out of the Contract pursuant to the terms of the Plan and the Code.
Election Date: The date on which the GLWB Participant, Alternate Payee, or beneficiary selects the GLWB by making an initial Contribution to a Covered Fund. You must be age 85 or younger on the Election Date.
ERISA: The Employee Retirement Income Security Act of 1974, as amended.
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Excess Withdrawal: An amount either distributed or Transferred from the Covered Fund(s) during the Accumulation Phase or any amount combined with all other amounts that exceeds the annual GAW during the Withdrawal Phase. An Excess Withdrawal may include amounts Transferred from one Covered Fund to another Covered Fund or to another Plan investment.
GAW: See Guaranteed Annual Withdrawal, below.
General Account: Great-West’s assets other than those held in any segregated investment account or the Separate Account.
GLWB Participant: The person who is eligible to and elects to participate in the Contract; sometimes referred to as “you,” “your” or “yours” in this Prospectus.
GLWB Participant Account: A separate record in the name of each GLWB Participant which reflects his or her share in the Variable Accounts.
GLWB Participant Account Value: The total value of your interest under the Contract. It is the total of your Covered Fund Values credited to the GLWB Participant Account.
GLWB Trigger Date: The date that your Guaranteed Lifetime Withdrawal Benefits begin to accrue with respect to the Great-West SecureFoundation® Lifetime Funds. It is the later of the Election Date or the first Business Day of the year that is ten years before the year stated in the name of the Great-West SecureFoundation® Lifetime Fund.
Good Order: Notice from any person authorized to initiate a transaction under the Contract that is received by Great-West at the Administrative Offices, submitted in accordance with the provisions of the Contract and in a format(s) satisfactory to Great-West, and contains all information, documentation, and instructions necessary for Great-West to process such transaction. All Requests to initiate transactions under the Contract, or to change the frequency and amount of Installments-including in the event of Ratchet or Reset-must be in Good Order. Each such Request is subject to any action taken by Great-West before we have processed the Request.
Guarantee Benefit Fee: The asset-based charge periodically assessed on the basis of the Covered Fund Value (up to $5 million) that compensates Great-West for the guarantees provided by the GLWB.
Guaranteed Annual Withdrawal (GAW): The maximum annualized withdrawal amount that is guaranteed for the lifetime of the Covered Person(s), subject to the terms of the Contract. During the Withdrawal Phase, a GLWB Participant may receive Installments totaling less than the GAW.
Guaranteed Annual Withdrawal Percentage (GAW%): The percentage of the Benefit Base that determines the GAW. This percentage is initially based on the age of the Covered Person(s) at the time of the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.
Guaranteed Lifetime Withdrawal Benefit (GLWB): A payment option offered under the Contract that is designed to pay Installments during the life of the Covered Person(s). The GLWB Participant will receive periodic payments (in monthly, quarterly, semiannual, or annual Installments) over a twelve month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal.
Initial Installment Date: The date of the first Installment under the GLWB, which must be a Business Day.
Installments: Periodic payments of the GAW over a twelve month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal. The sum of Installments over a twelve month period from Ratchet Date to Ratchet Date may be less than the GAW. Great-West will not increase Installments unless directed to do so by the GLWB Participant, except as otherwise provided in the Contract. If the entire GAW is not taken as Installments, the amount not taken does not increase future GAWs. Upon written notice to Great-West provided at any time before the Settlement Phase, the GLWB Participant may alter the frequency of Installments, the amount of Installments, or discontinue Installments altogether.
Payee: A person entitled to receive all or a portion of the GLWB Participant Account Value.
Plan: The underlying plan document of the Contractowner written in accordance with the applicable sections of the Code.
Premium Tax: The amount of tax, if any, charged by a state or other governmental authority in connection with the Contract.
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Puerto Rico Code: The Internal Revenue Code for a New Puerto Rico, as amended, and all related laws and regulations which are in effect during the term of the Contract.
Qualified Domestic Relations Order (QDRO): A domestic relations order that: (i) creates or recognizes the existence of an Alternate Payee’s right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a GLWB Participant; (ii) complies with applicable requirements of the Code and/or ERISA; and (iii) is approved by the Plan Sponsor or its designee.
Ratchet: An increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date during either the Accumulation or Withdrawal Phases. If a ratchet occurs during the Withdrawal Phase, Great-West will not increase Installments to reflect a Ratchet unless directed to do so by the GLWB Participant.
Ratchet Date: During the Accumulation Phase, the Ratchet Date is the anniversary of the GLWB Participant’s Election Date and each anniversary thereafter. During the Withdrawal Phase, the Ratchet Date is the Initial Installment Date and each anniversary of the Initial Installment Date thereafter. If any anniversary in the Accumulation Phase or Withdrawal Phase is not a Business Day, then the Ratchet Date will be the last Business Day before the anniversary.
Request: An inquiry or instruction in a form satisfactory to Great-West. A valid Request must be: (1) received by Great-West at its Administrative Offices; (2) approved by the Contractowner, or the Contractowner’s designee; and (3) submitted in accordance with the provisions of the Contract, or as required by Great-West.
Reset: During the Withdrawal Phase, Great-West will reset the Benefit Base to equal the Covered Fund Value and reset the GAW% to the GAW rate applicable to the Covered Person(s)’s Attained Age if such amount is greater than the current Benefit Base multiplied by the current applicable GAW%. Great-West will not increase Installments to reflect a Reset unless directed to do so by the GLWB Participant.
Retirement Plan: A plan established under Section 401(a), 403(b), or 457(b) of the Code or Section 1081.01 of the Puerto Rico Code.
Separate Account: A segregated investment account established by Great-West into which Contributions may be invested or the GLWB Participant Account Value may be Transferred. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 and consists of the individual Variable Accounts.
Settlement Phase: The period when the Covered Fund Value has reduced to zero by means other than an Excess Withdrawal, provided the Benefit Base is greater than zero. Installments continue during the Settlement Phase under the terms of the Contract. During the Settlement Phase, Great-West will automatically increase Installments to the full GAW.
Spouse: A person recognized as a spouse under Federal law. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Transfer: The reinvestment or exchange of all or a portion of the Covered Fund Value from one Variable Account to another, or to another investment option offered by the Plan.
Valuation Date: The date on which the net asset value of each Variable Account is determined. This calculation is made as of the close of trading of the New York Stock Exchange (generally 4:00 p.m., ET), it is also the date on which Great-West will process any Contribution or Request received. Contributions and Requests received after the close of trading on the New York Stock Exchange will be deemed to have been received on the next Valuation Date. Your GLWB Participant Account Value will be determined on each day that the New York Stock Exchange is open for trading.
Valuation Period: The period between successive Valuation Dates.
Variable Accounts: Divisions of the Separate Account, one for each Covered Fund. Each Variable Account has its own Accumulation Unit value. A Variable Account may also be referred to as an “investment division” or “sub-account” in the Prospectus, SAI, or Separate Account financial statements.
Withdrawal Phase: The period of time between the Initial Installment Date and the first day of the Settlement Phase.
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Fee Tables
The following tables describe the fees and expenses that you, as a GLWB Participant, will pay under the Contract. The first table describes the fees and expenses that you will pay at the time you allocate Contributions, surrender or Transfer cash value between investment options. State Premium Tax may also be deducted.
PARTICIPANT TRANSACTION EXPENSES
Sales Load imposed on Purchases (as a percentage of purchase payments)	None
Deferred Sales Load (as a percentage of purchase payments or amount surrendered)	None
Contract Termination Charge	None
Transfer Fee	None
The next table describes the maximum and current fees and expenses that you will pay periodically during the time that you are a GLWB Participant under the Contract, not including Covered Fund fees and expenses.
	Maximum Fee	Current Fee
Contract Maintenance Charge[1]	$100.00	$0.00
Separate Account Annual Expenses (as a percentage of average GLWB Participant Account Value)
Variable Asset Charge[2]	1.00%	0.00%
Guarantee Benefit Fee (as a percentage of Covered Fund Value)[3]	1.50%	1.20%
Total Separate Account Annual Expenses including Guarantee Benefit Fee	2.50%	1.20%
1 Currently, there is no annual Contract Maintenance Charge. However, we reserve the right to impose a Contract Maintenance Charge up to the maximum amount stated.
2 Variable Asset Charge is calculated on the GLWB Participant Account Value, which means you will begin to pay the Variable Asset Charge immediately on investment in the Contract.
3 You will pay the Guarantee Benefit Fee separately on each Covered Fund Value after the Benefit Base is established with respect to the Covered Fund. When we begin to charge the Guarantee Benefit Fee, the Guarantee Benefit Fee is added to the Variable Asset Charge. The Benefit Base for the Great-West SecureFoundation® Lifetime Funds may be established after your Election Date. The Guarantee Benefit Fee information is found under the section “The Guaranteed Lifetime Withdrawal Benefit.”
The next item shows the minimum and maximum total operating expenses charged by the Covered Funds as of December 31, 2019. Expenses may be higher or lower in the future. More detail concerning the fees and expenses of each Covered Fund is contained in the Covered Fund prospectus.
Total Annual Covered Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Covered Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.27%	0.31%
Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include a GLWB Participant’s maximum transaction expenses, Contract fees, Separate Account annual expenses, and Covered Fund fees and expenses.
The Example assumes that you invest $10,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Covered Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
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(1) If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$377.00	$1,140.00	$1,916.00	$3,919.00
(2) If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable period:
1 year	3 years	5 years	10 years
$377.00	$1,140.00	$1,916.00	$3,919.00
The fee tables and examples should not be considered a representation of past or future expenses and charges of the Covered Funds. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.
Condensed Financial Information
Attached as Appendix A is a table showing selected information concerning Accumulation Units for each Covered Fund. An Accumulation Unit is the unit of measure that we use to calculate the value of your interest in a Covered Fund. The Accumulation Unit values reflect the deduction of charges which are deducted from the Covered Fund Value. The information in the table is derived from audited financial statements of the Separate Account. To obtain a more complete picture of each Covered Fund’s finances and performance, you should also review the Separate Account’s financial statements, which are in the Statement of Additional Information.
Great-West Life & Annuity Insurance Company
Great-West Life & Annuity Insurance Company is a stock life insurance company that was originally organized under the laws of the State of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to our current name in 1982. In September of 1990, we re-domesticated under the laws of the State of Colorado. Our executive office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Great-West is a stock life insurance company originally organized under the laws of the state of Kansas as the National Interment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation in 1980 prior to changing to its current name in February of 1982. In September of 1990, Great-West redomesticated and is now organized under the laws of the state of Colorado.
Great-West is authorized to engage in the sale of life insurance, accident and health insurance, and annuities. It is qualified to do business in Puerto Rico, the District of Columbia, the U.S. Virgin Islands, Guam, and 49 states in the United States.
The Company is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a Delaware holding company. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. Lifeco operates in the United States primarily through the Company and through Putnam Investments, LLC (“Putnam”), and in Canada and Europe through The Canada Life Assurance Company (“CLAC”) and Irish Life Group Limited and their respective subsidiaries. Lifeco is a subsidiary of Power Financial Corporation (“Power Financial”), a Canadian holding company with substantial interests in the financial services industry. Power Corporation of Canada (“Power Corporation”), a Canadian holding and management company, has voting control of Power Financial. The Desmarais Family Residuary Trust, through a group of private holding companies that it controls, has voting control of Power Corporation.
The shares of Lifeco and Power Corporation are traded publicly in Canada on the Toronto Stock Exchange.
Great-West has primary responsibility for administration of the Contract and the Separate Account. Its Administrative Offices are located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111.
Great-West or its affiliates may also provide recordkeeping and other services to the Plan for which they receive compensation from Plan assets.
On January 24, 2019, Great-West announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business and group life and health business. The transaction closed on June 1, 2019. The Group Contract was not impacted by the transaction.
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Financial Condition of the Company
The benefits under the Contract are paid by Great-West from its General Account assets and/or your GLWB Participant Account Value held in the Separate Account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.
Assets in the Separate Account. You assume all of the investment risk for your GLWB Participant Account Value. Your GLWB Participant Account Value constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the Contract that exceed your GLWB Participant Account Value, such as those associated with the GLWB, are paid from our General Account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of GLWB Participant Account Value are subject to our financial strength and claims- paying ability and our long-term ability to make such payments.
We issue other types of insurance contracts and financial products as well, and we also pay our obligations under these products from our assets in the General Account.
Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Contractowners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our General Account assets cannot be readily converted into cash to meet obligations to our Contractowners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. Like many businesses, insurance companies are facing challenges due to COVID-19 and its impact on economic conditions and the financial markets. We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements in accordance with accounting practices prescribed or permitted by the Colorado Division of Insurance. Our financial statements are located in the SAI. The SAI is available at no charge by sending your Request to our Administrative Offices or by calling us at (866) 696-8232. In addition, the SAI is available on the SEC’s website at www.sec.gov.
Separate Account
Great-West established the Separate Account on March 24, 2015. The Separate Account consists of Variable Accounts and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a unit investment trust. This registration does not involve supervision of the Separate Account or Great-West by the SEC.
We do not guarantee the investment performance of the Variable Accounts. Your GLWB Participant Account Value allocated to the Variable Accounts and the amount of the Installments depend on the investment performance of the Covered Funds. Thus, you bear the full investment risk for all Contributions allocated to the Variable Accounts.
Your Contributions under the Contract (including investments in the Covered Funds) are held in the Separate Account. The Separate Account is divided into Variable Accounts. Each Variable Account invests in a single class of shares of a Covered Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. The Variable Accounts available to you will depend on the terms of the Contract. Please consult the Contractowner for more information.
If Great-West decides to make additional Variable Accounts available to Contractowners, Great-West may or may not make them available to you based on our assessment of marketing needs and investment conditions.
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The income, gains, or losses of each Variable Account are credited to or charged against the assets held in that Variable Account, without regard to other income, gains, or losses of any other Variable Account and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Contract and other contracts issued by us that are supported by the Separate Account are generally corporate obligations of Great-West.
The SEC does not supervise the management or the investment practices and policies of any of the Covered Funds.
Addition, Deletion or Substitution of Funds
We may offer new or cease offering one or more existing Covered Funds, substitute Covered Fund shares that are held by any Separate Account for shares of a different investment portfolio, or make other changes to the investment options as we deem necessary and subject to the approval of the state insurance departments and the SEC, to the extent required under the 1940 Act or other applicable law. We may decide to purchase securities from other funds for the Separate Account, and we also reserve the right to transfer Separate Account assets to another Separate Account that we determine to be associated with the class of contracts to which the Contract belongs.
We will notify the Plan Sponsor whenever any Covered Funds are to be changed. If we cease offering one or more Covered Fund(s), we will offer new fund(s) as replacement Covered Fund(s). The new Covered Fund(s) may have higher fees and charges and different investment objectives than the eliminated Covered Funds. In addition, offering a new fund as a Covered Fund under the Contract may result in an increase in the Guarantee Benefit Fee, which will not exceed the maximum Guarantee Benefit Fee of 1.50%.
If any of the above actions result in a material change in the underlying investments of a Variable Account in which GLWB Participants are invested, Great-West will provide at least sixty (60) calendar days written notice to the Plan Sponsor. This notice shall explain any Variable Account change(s), communicate the timeline and effective date of any account change, provide information on the fees received by Great-West, and explain Plan Sponsor’s right to opt out of any Variable Account change. The absence of an objection by Plan Sponsor to such notice will be considered consent to the change(s). If Great-West is provided notice from a fund company that results in a change to the investment options available under the Plan, Great-West will provide Plan Sponsor with notice of that change as soon as administratively feasible.
If Great-West does not receive an objection from Plan Sponsor to a Great-West-initiated change, Great-West will, subject to required regulatory approvals, transfer GLWB Participant Account Value between Variable Account investment options as disclosed in the notice. Such allocation will be in effect until such time as Great-West receives a written Request for a different allocation.
If Plan Sponsor provides written objection to Great-West within the sixty (60) calendar day notice period, Great-West will not make the fund change at issue. If Plan Sponsor objects to the fund change, Great-West may terminate the Contract.
Great-West reserves the following rights with respect to the Separate Account:
•to operate the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;
•to deregister the Separate Account under the 1940 Act;
•to add Variable Accounts that invest in investment portfolios suitable for the Contract;
•to eliminate Variable Accounts;
•to close certain Variable Accounts to new allocations of Contributions or Transfers by current or new GLWB Participants and Contractowners;
•to establish additional segregated investment accounts and/or divisions of such segregated investment accounts (“sub- accounts”);
•to combine the Separate Account with one or more different segregated investment accounts established by Great-West;
•to combine Variable Accounts, or combine a Variable Account with a subaccount of a different segregated investment account established by Great-West;
•to endorse the Contract to reflect changes to the Separate Account and the Variable Accounts;
•subject to compliance with applicable law, to add, remove, or substitute Covered Funds. A new or substitute Covered Fund may have different fees and expenses, and its availability may be limited to certain Contractowners or GLWB Participants;
•subject to any required regulatory approvals, to Transfer assets in one Variable Account to another Variable Account; and
•to make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.
Great-West will provide notice of these changes to the Plan Sponsor.
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The Covered Funds
Each of the Covered Funds is managed by GWCM, a registered investment adviser that is affiliated with us. The investment adviser may have an incentive to manage the funds in a way to reduce volatility of the funds’ returns to reduce the amount that we must pay under the GLWB. Offering the GLWB in connection with your investment in the Covered Funds, therefore, may subject us to a potential conflict of interest. Reducing volatility may have the effect of lowering the returns of the Covered Funds relative to other funds. This may suppress the value of the benefits provided by the GLWB because the Benefit Base will reset only when the Covered Fund Value is higher than the Benefit Base. We took into account the Covered Funds’ use of strategies to lower volatility when we selected them for use with the GLWB. In addition, each Covered Fund is a fund of funds, which means GLWB Participants will pay fees at both fund levels, which may reduce investment return. Only Institutional Class shares of the Covered Funds are available under the Contract.
The Covered Funds have the following investment objectives. There is no guarantee that any of the Covered Funds will achieve its investment objective.
The investment objective of the Great-West SecureFoundation® Balanced Fund is to seek long-term capital appreciation and income.
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The Great-West SecureFoundation® Lifetime Funds are target date funds, which are managed to hold a more conservative mix of assets as the date in the fund name (the “Target Date”) approaches:
Great-West SecureFoundation® Lifetime 2020 Fund
Great-West SecureFoundation® Lifetime 2025 Fund
Great-West SecureFoundation® Lifetime 2030 Fund
Great-West SecureFoundation® Lifetime 2035 Fund
Great-West SecureFoundation® Lifetime 2040 Fund
Great-West SecureFoundation® Lifetime 2045 Fund
Great-West SecureFoundation® Lifetime 2050 Fund
Great-West SecureFoundation® Lifetime 2055 Fund
Great-West SecureFoundation® Lifetime 2060 Fund
The objective of each Great-West SecureFoundation® Lifetime Fund is to seek long-term capital appreciation and income consistent with its current asset allocation. The mix of assets held by each Great-West SecureFoundation® Lifetime Fund becomes more conservative until 10 years before the Target Date, after which the Great-West SecureFoundation® Lifetime Fund will invest 50% to 70% of its assets in equity funds and 30% to 50% of its assets in bond funds.
Meeting investment objectives depends on various factors, including, but not limited to, how well the Covered Fund managers anticipate changing economic and market conditions. There is no guarantee that any of these Covered Funds will achieve their stated objectives. Currently, all Covered Funds are available in all states. If any Covered Fund is not available in all states, that Covered Fund will be listed in an appendix to this Prospectus.
Reinvestment and Redemption
All dividend distributions and capital gains made by a Covered Fund will be automatically reinvested in shares of that Covered Fund on the date of distribution. We will redeem Covered Fund shares to the extent necessary to pay Installments and to make other payments under the Contract.
Payments We Receive
Great-West and GWFS, our affiliated broker-dealer, may receive compensation for providing administration and distribution services to the Covered Funds that is paid out of administrative service fees and 12b-1 fees deducted from Covered Fund assets.
Where to Find more Information About the Covered Funds
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks, and the Guarantee. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling (866) 831-7129 or by sending an email request to email@greatwestfunds.com.
Selection of Underlying Funds
Great-West selects the Covered Funds offered through this product based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor that we may consider is whether a Covered Fund or an affiliate of the Covered Fund will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the Covered Fund, its investment adviser, or its distributor. For more information on such compensation, see “Distribution of the Contracts,” below. We have selected portfolios of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.
Great-West periodically reviews the Covered Funds and may remove a Covered Fund or limit its availability to new Contributions and/or Transfers of GLWB Participant Account Value if we determine that a Covered Fund no longer satisfies one or more of the selection criteria, and/or if the Covered Fund has not attracted significant allocations from GLWB Participants.
You are responsible for choosing the Covered Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.
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In making your Variable Account selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the Covered Funds including each Covered Fund’s prospectus, statement of additional information and annual and semi- annual reports. After you select Covered Funds for your initial Contribution, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in your GLWB Participant Account Value resulting from the performance of the Covered Funds you have chosen.
We do not recommend or endorse any particular Covered Fund and we do not provide investment advice.
The Contract
The Contract is available to sponsors of Retirement Plans and is generally owned by the Plan Sponsor. Amounts under the Contract are held for the exclusive benefit of GLWB Participants and beneficiaries, and GLWB Participants make all elections under the Contract.
Purchasing an Interest in the Contract
Eligible organizations may acquire a Contract by completing and sending to us the appropriate forms. Once we approve the forms, we issue a Contract to the Contractowner. If you are enrolled in the Plan and eligible to participate in the Contract, you may purchase an interest in a Contract by completing an enrollment form and giving it to your Plan Sponsor or a GWFS representative. Your GLWB Participant enrollment form will be forwarded to us for processing. Please consult with your Plan Sponsor for information concerning your eligibility to participate in the Plan and the Contract.
Contributions
Your Plan Sponsor will send us Contributions on your behalf. Except as limited by the Code or your Plan, there is no minimum amount or number of Contributions. Your ability to make Contributions may be limited after you begin receiving Installments under the GLWB.
Great-West reserves the right to limit the amount, type, and frequency of Contributions, and to stop accepting Contributions altogether.
Subsequent Contributions
Great-West will allocate subsequent Contributions according to the allocation instructions provided in the GLWB Participant enrollment form. Great-West will allocate Contributions on the Valuation Date we receive them.
GLWB Participants may change their allocation instructions at any time by Request. Such change will be effective the later of (1) the date specified in the Request or (2) the Valuation Date on which Great-West receives the Request at our Administrative Offices. Once changed, those allocation instructions will be effective for all subsequent Contributions.
Great-West reserves the right, after providing advance written notice to Plan Participants, to refuse any Contribution. Exercising this right may limit your ability to increase your Benefit Base by making additional Contributions. Any Contribution that causes a GLWB Participant Account Value to exceed $5 million may require Great-West’s prior approval.
GLWB Participant Account
When we approve your GLWB Participant enrollment form or other enrollment method in the Contract, as agreeable to Great-West, we will establish a GLWB Participant Account in your name to reflect all of your transactions under the Contract. You will receive a statement of your GLWB Participant Account Value no less frequently than annually. You may also review your GLWB Participant Account Value through KeyTalk® or via the Internet.
GLWB Participant Enrollment Form and Initial Contribution
If your GLWB Participant enrollment form or other enrollment method is complete, we will allocate your initial Contributions to the Variable Accounts according to the instructions you provide on your GLWB Participant enrollment form within two Business Days of receipt of the GLWB Participant enrollment form at our Administrative Offices. If your enrollment form is incomplete, we will contact you or the Contractowner to obtain the missing information. If your GLWB Participant enrollment form remains incomplete for five
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Business Days, we will immediately return your Contribution(s). If we complete a GLWB Participant enrollment form within five Business Days of our receipt of the incomplete enrollment form, we will allocate your initial Contribution within two Business Days of the GLWB Participant enrollment form’s completion in accordance with your allocation instructions.
Free Look Period
You may have the ability to cancel your interest in the Contract for any reason by delivering or mailing a Request to cancel to our Administrative Offices or to an authorized agent of Great-West within 10 days or a period of time required by state law after Great-West receives your completed application form. State variations, if any, to this free look provision can be found in the attached Appendix B. We must receive your cancellation Request in person or postmarked prior to the expiration of the free look period. Upon cancellation, we will refund your GLWB Participant Account Value as of the date we receive your Request for cancellation. This amount may be higher or lower than your Contributions depending on the investment performance of the Covered Fund you selected, which means that you bear the investment risk during this period. If you cancel your Contract during the free look period, any applicable Benefit Base shall be reduced to zero.
Assignments and Transfers
In general, the interest of any GLWB Participant or Contractowner may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated, except as may be permitted under the Code, by law, or applicable court order.
Transaction Date
All Requests, Contributions, and Deposits received in Good Order with all required documentation at Great-West’s Administrative Offices prior to the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the date received, and if received after the close of business of the New York Stock Exchange will be processed on the next Business Day.
GLWB Participant Account Value
Your GLWB Participant Account Value is the sum of your interest in the Variable Accounts, which is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions or make Transfers to a Variable Account, we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution or Transfer to a Variable Account, less any applicable Premium Tax, by that Variable Account’s Accumulation Unit value. The number of Accumulation Units for the Variable Account will decrease for charges deducted, Transfers, withdrawals, or loans (if available). We determine the Accumulation Unit value on each Valuation Date.
We calculate each Variable Account’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Variable Account’s Net Investment Factor for the Valuation Period. The formula used to calculate the Net Investment Factor is set forth as follows.
The Net Investment Factor for each Variable Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:
(a)
 is the net result of:
(i)
the net asset value per share of the Covered Fund determined as of the end of the current Valuation Period; plus
(ii)
the per share amount of any dividend (and, if applicable, capital gains distribution) made by the Covered Fund if the “ex-dividend date” occurs during the current Valuation Period; plus or minus
(iii)
a per unit charge or credit for any taxes incurred by or provided for in the Variable Account, which is determined by Great-West to have resulted from the investment operations of the Variable Account; and
(b)
 is the net asset value per share of the Covered Fund determined as of the end of the immediately preceding Valuation Period; and
(c)
 is an amount representing the Variable Asset Charge deducted from each Variable Account on a daily basis. This amount will vary, depending upon the Group Contractowner’s Schedule of Terms and Fees.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (a)(i) and (b) above, reflect the investment performance of the Covered Fund as well as the payment of Covered Fund fees and expenses.
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The value of a Variable Account’s assets is determined at the end of each Valuation Date.
Your GLWB Participant Account Value will reflect the investment performance of the selected Variable Account(s) which in turn reflect the investment performance of the corresponding Covered Fund(s), which we factor in by using the Net Investment Factor.
Changes to the Contract
Great-West can make any changes to the Contract required by applicable insurance law, the Code, or the 1940 Act, subject to required state and federal regulatory approval. Great-West will notify Contractowners and may notify GLWB Participants of any changes that affect their Contract.
The Guaranteed Lifetime Withdrawal Benefit
The GLWB provides GLWB Participants with guaranteed minimum lifetime income without regard to the performance of the Covered Fund in which the Variable Account is invested. The GLWB does not have a cash value. Provided all conditions of the GLWB are satisfied, if the value of the GLWB Participant’s Account equals zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the Contract, such as custodian fees or advisory fees, and/or Guaranteed Annual Withdrawal(s) (“GAW”), we will make annual payments to the GLWB Participant for the rest of his life.
The guaranteed income that may be provided by the GLWB is initially based on the age and life of the Covered Person (or if there are joint Covered Persons, on the age of the younger joint Covered Person and the lives of both Covered Persons) as of the date we calculate the first Installment. A joint Covered Person must be the Spouse of the GLWB Participant, and the Spouse must be the GLWB Participant’s sole beneficiary under the Retirement Plan.
The GLWB provides two basic protections to GLWB Participants who purchase the GLWB as a source or potential source of lifetime retirement income or other long-term purposes. Provided that the conditions of the GLWB are satisfied, the GLWB protects the GLWB Participant from:
•longevity risk, which is the risk that a GLWB Participant will outlive the assets invested in the Covered Fund; and
•income volatility risk, which is the risk of downward fluctuations in a GLWB Participant’s retirement income due to changes in market performance.
Both of these risks increase as a result of poor market performance early in retirement. Point-in-time risk (which is the risk of retiring on the eve of a down market) significantly contributes to both longevity and income volatility risk.
The GLWB does not provide a guarantee that the Covered Fund or the GLWB Participant’s Account will retain a certain value or that the value of the Covered Fund or the GLWB Participant’s Account will remain steady or grow over time. Instead, it provides a guarantee, under certain specified conditions, that regardless of the performance of the Covered Funds and regardless of how long the GLWB Participant lives, the GLWB Participant will receive a guaranteed level of annual income for life. Therefore, it is important to understand that while the preservation of capital may be one of the GLWB Participant’s goals, the achievement of that goal is not guaranteed by the GLWB.
The GAWs are first made from your Covered Fund Value. Great-West will use its own assets to make Installments to a GLWB Participant only if the Covered Fund Value is reduced to zero due to Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the GLWB, such as custodian fees or advisory fees, and/or GAWs. We limit our risk under the GLWB in this regard by limiting the amount a GLWB Participant may withdraw each year to GAWs. If a GLWB Participant needs to take Excess Withdrawals, the GLWB Participant may not receive the full benefit of the GLWB.
If the return on the Covered Fund Value over time is sufficient to generate gains that can sustain constant GAWs, then the GLWB would not have provided any financial gain. Conversely, if the return on the Covered Fund Value over time is not sufficient to generate gains that can sustain constant GAWs, then the GLWB would be beneficial.
Each Retirement Plan participant should discuss his investment strategy and risk tolerance with his financial advisor before electing to participate in the Contract. You should consider the payment of the Guarantee Benefit Fee relative to the benefits and features of the GLWB, your risk tolerance, and proximity to retirement. If the Plan is subject to the Employee Retirement Income Security Act of 1974,
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as amended (“ERISA”) and the GLWB Participant is married, the GLWB Participant’s Spouse may need to provide written consent before certain payments may begin or continue. See “Taxation of the Contract and GLWB - Spousal Consent Requirements for 401(a) and 403(b) Plans,” below.
Any payments we are required to make to a GLWB Participant under the GLWB that exceed the GLWB Participant Account Value will depend on our long-term ability to make such payments. We will make all such guaranteed payments under the GLWB from our General Account, which is not insulated from the claims of our third party creditors. Therefore, the GLWB Participant’s receipt of payments from us is subject to our claims paying ability.
The GLWB is calculated separately for your GLWB Participant Account Value allocated to different Covered Funds. As described in more detail below, the date that your GLWB begins to accrue and you start paying the Guarantee Benefit Fee will vary among the Covered Funds. In addition, you may be in different GLWB phases with respect to different Covered Funds at the same time. For instance, you may elect to start GAWs with respect to one Covered Fund before you make the election with respect to another Covered Fund. Similarly, you may be in the Settlement Phase with respect to a Covered Fund in which your Covered Fund Value has declined to zero while you still have positive Covered Fund Value in another Covered Fund.
Another consequence of calculating the GLWB separately for GLWB Participant Account Value allocated to different Covered Funds is that a Transfer between Covered Funds will result in a withdrawal from the old Covered Fund and a Contribution to the new Covered Fund. Like all withdrawals under the Contract, a withdrawal from a Covered Fund made in connection with a Transfer may be treated as an Excess Withdrawal. As explained in more detail below, an Excess Withdrawal will reduce the guaranteed payments you receive with respect to the Covered Fund. Large or repeated Excess Withdrawals during periods when the Covered Fund is experiencing negative market performance may even eliminate your guaranteed payment with respect to the Covered Fund altogether.
The Guarantee Benefit Fee
In exchange for the GLWB, we charge a separate annual fee (called a Guarantee Benefit Fee), which is calculated as a specified percentage of the Covered Fund Value (up to $5 million) at the time the Guarantee Benefit Fee is calculated. The fee is deducted from your GLWB Participant Account Value by redeeming Accumulation Units in the Variable Accounts. The guaranteed maximum or minimum Guarantee Benefit Fees we can charge are:
•The maximum Guarantee Benefit Fee, as a percentage of a GLWB Participant’s Covered Fund Value, on an annual basis, is 1.50%;
•The minimum Guarantee Benefit Fee, as a percentage of a GLWB Participant’s Covered Fund Value, on an annual basis, is 0.70%;
•The current Guarantee Benefit Fee, as a percentage of a GLWB Participant’s Covered Fund Value, on an annual basis, is 1.20%.
You will pay the Guarantee Benefit Fee separately for each Covered Fund after the GLWB begins to accrue with respect to the Covered Fund. This date may vary depending on the Covered Fund to which you allocate your GLWB Participant Account Value. For the Great- West SecureFoundation® Balanced Fund (the “Balanced Fund”), we begin to charge the Guarantee Benefit Fee on your Election Date (when you allocate GLWB Participant Account Value to the Variable Account that invests in the fund). For the Great-West SecureFoundation® Lifetime funds (each a “Lifetime Fund”), we begin to charge the Guarantee Benefit Fee on the GLWB Trigger Date.
We may change the current Guarantee Benefit Fee at any time within the minimum and maximum range described above upon thirty (30) days prior written notice to the GLWB Participant and the Plan Sponsor. We determine the Guarantee Benefit Fee based on observations of a number of experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality, and lapse rates. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only, we reserve the right to change the Guarantee Benefit Fee at our discretion, whether or not these experience factors change (although we will never increase the fee above the maximum or decrease the fee below the minimum). We do not need any particular event to occur before we may change the Guarantee Benefit Fee. Because the Covered Funds are offered by an affiliated company, we may benefit indirectly from the charges imposed by the Covered Funds.
How the GLWB Works
The GLWB has three phases: an “Accumulation Phase,” a “Withdrawal Phase,” and a “Settlement Phase.”
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The Accumulation Phase: The Accumulation Phase starts when you make an initial Contribution to a Covered Fund and the GLWB begins to accrue. During the Accumulation Phase, the GLWB Participant may make additional Contributions, which establishes the Benefit Base (this is the sum of all Contributions minus any withdrawals and any adjustments made on the “Ratchet Date” as described later in this Prospectus), and take withdrawals (although Excess Withdrawals will reduce the amount of the Benefit Base under the Contract). The GLWB Participant is responsible for managing withdrawals during the Accumulation Phase.
The Withdrawal Phase: After the GLWB Participant (or if there are joint Covered Persons, the younger joint Covered Person) has turned age 55, then the GLWB Participant may enter the Withdrawal Phase and begin to take GAWs (which are annual withdrawals that do not exceed a specified amount) without reducing the Benefit Base. GAWs before age 59 1∕2 may result in certain tax penalties, and may not be permissible while you are still actively employed by the Contractowner. Your ability to make additional Contributions may be limited after you begin receiving Installments under the GLWB.
Settlement Phase: If the Covered Fund Value falls to zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the GLWB or Contract, such as custodian fees or advisory fees, and/or GAWs, the Settlement Phase will begin. During the Settlement Phase, we make Installments at the GAW for the life of the GLWB Participant (and the surviving Covered Person, if any). However, the Settlement Phase may never occur, depending on how long the GLWB Participant (and surviving Covered Person, if any) lives and the performance of the Covered Fund(s) in which the GLWB Participant invests. You may not make additional Contributions after the Settlement Phase begins.
The Accumulation Phase
The Accumulation Phase starts when your GLWB begins to accrue, which as discussed in the Guarantee Benefit Fee section of this Prospectus, will vary depending on the Covered Fund to which you allocate your GLWB Participant Account Value. During the Accumulation Phase you will establish your Benefit Base, which will later be used to determine the maximum amount of GAWs you may take. The Accumulation Phase ends when you elect to receive GAWs under the Contract.
Covered Fund Value
The Covered Fund Value is the value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value increases or decreases in the same manner as other mutual fund value. For example, reinvested dividends, settlements, and positive Covered Fund performance (including capital gains) will increase the Covered Fund Value. Fees and expenses associated with the Covered Fund, including the asset-based Variable Asset Charge, and negative Covered Fund performance (including capital losses) will decrease Covered Fund Value.
The Covered Fund Value will also increase each time you make additional Contributions, and will decrease each time you withdraw Covered Fund Value, such as through payment of the Guarantee Benefit Fee or as a result of Distributions, Excess Withdrawals, or Installments.
The Covered Fund Value is not affected by any Ratchet or Reset of the Benefit Base (described below).
Benefit Base
The Benefit Base is separate from the Covered Fund Value. It is not a cash value. Rather, it is used to calculate GAWs during the Withdrawal Phase and the Settlement Phase. The GLWB Participant’s Benefit Base and Covered Fund Value may not be equal to one another.
Each Covered Fund has its own Benefit Base. The initial Benefit Base for the Balanced Fund is established on your Election Date. The initial Benefit Base for any SecureFoundation® Lifetime Fund is established on the GLWB Trigger Date. The initial Benefit Base will equal the Covered Fund Value on the date it is established.
If the Contract is added to an employer sponsored retirement plan with another Great-West guaranteed lifetime withdrawal benefit contract (the “Old GLWB Contract”), a GLWB Participant may be able to carry over the Benefit Base and GAW as measured under the Old GLWB Contract to the Contract. A GLWB Participant already in the Settlement Phase in the Old GLWB Contract will continue in the Settlement Phase in the Contract. You should contact your Plan Sponsor to determine whether this provision is applicable to you.
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After the initial Benefit Base is established:
•We increase the Covered Fund’s Benefit Base on a dollar-for-dollar basis each time the GLWB Participant makes a Contribution to the Covered Fund.
•We decrease the Covered Fund’s Benefit Base on a proportionate basis each time the GLWB Participant makes an Excess Withdrawal from the Covered Fund. (Because Excess Withdrawals reduce your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, Excess Withdrawals may decrease your Benefit Base by more than the amount you withdraw. For more information on the proportionate impact of Excess Withdrawals, please see Excess Withdrawals During the Accumulation Phase, below, and Effect of Excess Withdrawals During the Withdrawal Phase, below.)
•On each Ratchet Date (described below), we will increase the Covered Fund’s Benefit Base to equal the current Covered Fund Value if the Covered Fund Value is greater than the Benefit Base (which will then reflect positive Covered Fund performance.)
A few things to keep in mind regarding the Benefit Base:
•The Benefit Base is used only for purposes of calculating the GLWB Participant’s Installment Payments during the Withdrawal Phase and the Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value.
•It is important that you do not confuse the Benefit Base with the Covered Fund Value.
•During the Accumulation Phase and the Withdrawal Phase, the Benefit Base will be re-calculated each time a Contribution is made on your behalf or you take an Excess Withdrawal, as well as on an annual basis as described below, which is known as the Ratchet Date.
•The maximum Benefit Base is $5,000,000.
Subsequent Contributions to Your GLWB Participant Account
Additional Contributions may be made at any time during the Accumulation Phase. Subject to the requirements of federal tax law and the terms of the Retirement Plan, additional Contributions may be made by cash deposit, Transfers, or rollovers from certain other retirement accounts.
All additional Contributions made to a Covered Fund after the initial Benefit Base is established will increase the Benefit Base dollar- for-dollar on the date the Contribution is made. We do not consider the reinvestment of dividends or capital gains to be Contributions; however, they will increase the Covered Fund Value.
Great-West reserves the right to refuse additional Contributions at any time at our discretion. If Great-West refuses additional Contributions, you will retain all other rights under the GLWB.
Ratchet Date Adjustments to the Benefit Base
During the Accumulation Phase, the Benefit Base for each Covered Fund will be evaluated and, if necessary, adjusted on an annual basis. This is known as the Ratchet Date and it occurs on the anniversary of day that the initial Benefit Base is established. With respect to the Balanced Fund and any Lifetime Fund whose target date was no more than 10 years from your Election Date, the Ratchet Date will be the anniversary of your Election Date. With respect to all other Lifetime Funds, once the GLWB begins to accrue for a Lifetime Fund in which you are invested, the Ratchet Date associated with the Lifetime Fund will occur on the first day of the year. It is important to be aware that even though the Covered Fund Value may increase throughout the year due to dividends, capital gains, or settlements from the underlying Covered Fund, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, the GLWB Participant’s Benefit Base will never decrease solely due to negative Covered Fund performance.
On each Ratchet Date during the Accumulation Phase, the Benefit Base is automatically adjusted (“ratcheted”) to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value.
Excess Withdrawals During the Accumulation Phase
During the Accumulation Phase, any withdrawals you make from the Covered Funds will be categorized as Excess Withdrawals, including withdrawals to comply with Contribution limitations or minimum required distributions under the Code, and including Transfers from one Covered Fund to another Covered Fund.
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The GLWB Participant should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the Accumulation Phase, as this may affect the GLWB Participant’s future benefits under the GLWB. In the event the GLWB Participant decides to take an Excess Withdrawal, as discussed below, the GLWB Participant’s Covered Fund Value will be reduced dollar-for-dollar in the amount of the Excess Withdrawal. The Benefit Base will be reduced at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Consequently, the Benefit Base could be reduced by more than the amount of the withdrawal.
Numerical Example
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Benefit Base = $100,000
Excess Withdrawal amount: $10,000
Covered Fund Value after adjustment = $50,000 - $10,000 = $40,000
Covered Fund Value adjustment = $40,000/$50,000 = 0.80
Adjusted Benefit Base = $100,000 x 0.80 = $80,000
Transfers
Transfers of GLWB Participant Account Value between Variable Accounts that invest in Covered Funds or to other investment options available in the Plan are treated as withdrawals - which during the Accumulation Phase are all Excess Withdrawals - from the Covered Funds from which the Transfers are taken and Contributions to the Covered Funds to which the Transfers are made. With respect to any Excess Withdrawal, the amount deducted from the Benefit Base of the Covered Fund from which the Transfer is taken may be more than the addition to the Benefit Base of the Covered Fund to which the Transfer is made. In the example of the Excess Withdrawal of $10,000.00 provided above, the reduction of the Benefit Base is $20,000.00. If the $10,000.00 were Transferred to another Covered Fund, the Transfer would result only in a $10,000.00 addition to the Benefit Base of the Covered Fund receiving the Transfer. A GLWB Participant who Transfers GLWB Participant Account Value out of a Covered Fund is prohibited from making any Transfer into the same Covered Fund for period of at least ninety (90) calendar days.
Great-West reserves the right to limit the number of Transfers, or to set a minimum Transfer amount. Any such restrictions will be communicated to Plan Sponsors and GLWB Participants.
Loans
During the Accumulation Phase and the Withdrawal Phase, the GLWB Participant may elect to take a loan on his or her GLWB Participant Account, if allowed by the Plan and the Code. Any amount withdrawn from the Covered Fund Value to fund the loan will be treated as an Excess Withdrawal (see “Excess Withdrawals During the Accumulation Phase,” above, and “Effect of Excess Withdrawals During the Withdrawal Phase,” below). Loan repayments to the Covered Fund(s) will increase the Benefit Base dollar-for-dollar and are invested in the Covered Fund dollar-for-dollar.
Death During the Accumulation Phase
If a GLWB Participant dies during the Accumulation Phase, then the GLWB will terminate and the GLWB Participant Account Value will be paid to the beneficiary in a lump sum or in accordance with the terms of the Retirement Plan and the Code. A beneficiary that is the Spouse of the GLWB Participant may roll over the GLWB Participant Account Value to an individual retirement account or annuity (“IRA”) that offers a Great-West approved GLWB feature, if available. In this situation, the IRA will not restore the GLWB Participant’s Benefit Base, but will establish a new Benefit Base calculated by reference to the GLWB Participant Account Value allocated to each Covered Fund. If the Retirement Plan is solely qualified under the Puerto Rico Code, this rollover option to establish a new Benefit Base is not available because currently there is no IRA offering a Great-West approved GLWB feature available in Puerto Rico.
If the GLWB Participant dies during the Accumulation Phase, the beneficiary cannot establish or maintain a Benefit Base and cannot start GAWs under the Contract. If the GLWB Participant dies, Great-West will continue to assess the Guarantee Benefit Fee until Great-West is notified of the GLWB Participant’s death.
The Withdrawal Phase
The Withdrawal Phase begins when the GLWB Participant elects to receive GAWs under the Contract. The Withdrawal Phase continues until the Covered Fund Value reaches zero and the Settlement Phase begins.
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The Withdrawal Phase cannot begin until all Covered Persons attain age 55 and are eligible to begin distributions under the Retirement Plan and the Code. In addition, the GLWB Participant must be fully vested in the Retirement Plan. If the GLWB Participant is still employed by the Plan Sponsor, the Code generally does not permit distributions to commence prior to age 59 1∕2. The Retirement Plan and the Code may impose other limitations on distributions. Distributions prior to age 59 1∕2 may be subject to a penalty tax. Installments will not begin until Great-West receives appropriate and satisfactory information verifying the age of the Covered Person(s) and that the GLWB Participant is fully vested in the Retirement Plan. In order to initiate the Withdrawal Phase, the GLWB Participant must submit a written Request to Great-West.
Any Distributions taken before all Covered Persons under the GLWB attain age 55 will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base, as described above.
Installments
It is important that you understand how the GAW is calculated because it will affect the benefits the GLWB Participant receives under the GLWB. After you elect to receive GAWs and we verify the age of the Covered Person(s) and that the GLWB Participant is fully vested in the Retirement Plan, we will determine the amount of the GAW.
Once the Withdrawal Phase has begun, the GLWB Participant may not make any additional new Contributions, although Transfers from other investment options offered in the Plan and rollovers are allowed throughout the Withdrawal Phase. Any additional Contributions made after the initial Benefit Base is established will increase the Benefit Base dollar-for-dollar on the date the Contribution is made.
During the Withdrawal Phase, the Benefit Base will receive an annual adjustment or “ratchet” just as it did during the Accumulation Phase. The GLWB Participant’s Ratchet Date will become the anniversary of Initial Installment Date for all the Covered Funds, which may be different from the Ratchet Date during the Accumulation Phase, which occurs either on the anniversary of the Election Date or the first day of the year.
Just like during the Accumulation Phase, the Benefit Base will be automatically adjusted on an annual basis, on the Ratchet Date, to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value. In addition, we will review your GAW each year using your current Covered Fund Value and Attained Age GAW% and, if the result is a higher Installment amount, reset your GAW to the higher amount (see “Automatic Resets of the GAW% During the Withdrawal Phase” section below). You should always keep in mind that while Installments during the Withdrawal Phase do not reduce the Benefit Base, they will reduce your GLWB Participant Account Value on a dollar-for-dollar basis.
When you enter the Withdrawal Phase, we will provide guidance on the maximum GAW payment that will not result in an Excess Withdrawal. But you are responsible for determining the amount of your GAW payment. You may take less than the maximum GAW payment or suspend your GAW payments after they have commenced. You may receive the missed payments by submitting a Request with no less than 30 calendar days advance notice. Each year, you may receive up to your GAW amount without causing an Excess Withdrawal. However, please note that if you elect to receive less than your GAW, you may receive the balance of your GAW for that year with no adverse consequences, provided you receive the missed payment(s) before your next Ratchet Date. You cannot receive the remaining GAW amount after the next Ratchet Date without risking an Excess Withdrawal. All Requests regarding GAW payments must be submitted in writing.
Calculation of Installment Amount
The GAW% is initially based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.
The GAW is based on a percentage of the Benefit Base pursuant to the following schedule:
Sole Covered Person	Joint Covered Person
4.0% for life at ages 55-64	3.5% for youngest joint life at ages 55-64
5.0% for life at ages 65-69	4.5% for youngest joint life at ages 65-69
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Sole Covered Person	Joint Covered Person
6.0% for life at ages 70-79	5.5% for youngest joint life at ages 70-79
7.0% for life at ages 80+	6.5% for youngest joint life at ages 80+
The GAW will then be calculated by multiplying the Benefit Base by the GAW%. The maximum amount of the Installment equals the GAW divided by the number of payments that the GLWB Participant elects to receive each year. Each subsequent year, we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the GLWB Participant’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date.
Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the Withdrawal Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to joint Covered Persons once the Withdrawal Phase has begun. Similarly, an election to receive Installments based on joint Covered Persons cannot subsequently be changed to a sole Covered Person, nor may the beneficiary designation of a joint election be changed.
Installment Frequency Options
The GLWB Participant may elect to receive installments on the following intervals:
(a)
 Annual - the GAW will be paid on the Initial Installment Date and each anniversary thereafter.
(b)
 Semi-Annual - half of the GAW will be paid on the Initial Installment Date and in Installments every 6 month anniversary thereafter.
(c)
 Quarterly - one quarter of the GAW will be paid on the Initial Installment Date and in Installments every 3 month anniversary thereafter.
(d)
 Monthly - one-twelfth of the GAW will be paid on the Initial Installment Date and in Installments every monthly anniversary thereafter.
During the Withdrawal Phase, the GLWB Participant may Request to change the frequency of Installments at any time before the Settlement Phase by providing Great-West with at least 30 calendar days advance notice. The frequency of Installments cannot be changed during the Settlement Phase.
Lump Sum Distribution Option
At any time during the Withdrawal Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum Distribution up to the remaining scheduled amount of the GAW for that year.
Numerical Example of Lump Sum Distribution
Assume the following:
GAW = $4,800 with a monthly distribution of $400
Three monthly Installments have been made (3 x $400 = $1,200)
Remaining GAW = GAW - paid Installments to date = $4,800 - $1,200 = $3,600
So, a Lump Sum Distribution of $3,600 may be taken.
Suspending and Re-Commencing Installments After a Lump Sum Distribution
After a Lump Sum Distribution, you are responsible for submitting a written Request to suspend the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you do not suspend the remaining Installments for the year, an Excess Withdrawal may occur. After suspending Installments, you must provide Great-West with at least 30 calendar days’ notice in order to recommence Installment payments. The Ratchet Date will not change if Installments are suspended.
Automatic Resets of the GAW% During the Withdrawal Phase
Each year we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the GLWB Participant’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date, and, if the result is higher than the current GAW, reset the GAW. Your new GAW will appear on the statement of your GLWB Participant Account Value, which you will receive at least
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annually. In addition, you may access this information at any time on Great-West’s website. Great-West will not increase Installments to reflect a Reset unless directed to do so by the GLWB Participant. But, as discussed further below, an Excess Withdrawal may result in an automatic reduction of your Installments.
If (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) is greater than
(Current GAW%) x (Current Benefit Base)
Then (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and
(Covered Fund Value) = (New Benefit Base)
Numerical Example When Reset is Beneficial:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $120,000
Current Benefit Base = $125,000
Current GAW% before Ratchet Date: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained Age GAW%) x (Covered Fund Value) = 6% x $120,000 = $7,200
So New GAW Amount is $7,200
New Benefit Base is $120,000
New GAW% is 6%
Numerical Example When Reset is NOT Beneficial:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $75,000
Current Benefit Base = $125,000
Current GAW % before Ratchet: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW %) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained age withdrawal %) x (Covered Fund Value) = 6% x $75,000 = $4,500
So Because $4,500 is less than current GAW of $5,000, no Reset
Effect of Excess Withdrawals During the Withdrawal Phase
Excess Withdrawals will reduce your guaranteed payment by reducing the Benefit Base on which the payment is calculated. Generally, unless Great-West requests the withdrawal or Transfer, an Excess Withdrawal may occur either as a result of a total or partial surrender of your GLWB Participant Account Value or as a result of a withdrawal that occurs when you Transfer Covered Fund Value from one Covered Fund to another, or outside the Contract to another Plan investment option. Any withdrawal taken before the Withdrawal Phase of the Contract is an Excess Withdrawal. After the Withdrawal Phase begins, an Excess Withdrawal is any withdrawal that exceeds your GAW. Excess Withdrawals will have a particularly large impact on your guaranteed payments during any period when the Benefit Base is greater than your Covered Fund Value due to negative Covered Fund performance. Because the Excess Withdrawal reduces your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, the Excess Withdrawal will decrease your Benefit Base by more than the amount you withdraw. Taking Excess Withdrawals, therefore, can significantly reduce or even eliminate the guaranteed payments to which you are otherwise entitled under the GLWB.
After the Initial Installment Date, to the extent a Distribution or Transfer (when combined with Installments and all other Distributions and Transfers that occurred during the applicable 12 month period ending on a Ratchet Date) is greater than the GAW, then any such amounts greater than the GAW will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (after the GAW).
If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.
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Numerical Example:
Covered Fund Value before GAW = $55,000
Benefit Base = $100,000
GAW %: 5%
GAW Amount = $100,000 x 5% = $5,000
Total annual withdrawal: $10,000
Excess Withdrawal = $10,000 - $5,000 = $5,000
Covered Fund Value after GAW = $55,000 - $5,000 = $50,000
Covered Fund Value after Excess Withdrawal = $50,000 - $5,000 = $45,000
Covered Fund Value Adjustment due to Excess Withdrawal = $45,000/$50,000 = 0.90
Adjusted Benefit Base = $100,000 x 0.90 = $90,000
Adjusted GAW Amount (assuming no Benefit Base increase on succeeding Ratchet Date) = $90,000 x 5% = $4,500
If you take an Excess Withdrawal, we will automatically reduce your Installments after your next Ratchet Date to a level that will not result in an Excess Withdrawal. We will not make any adjustments to remaining Installments prior to your next Ratchet Date. You are responsible for suspending your remaining Installments if you want to avoid any further Excess Withdrawals.
Withdrawals taken during the Withdrawal Phase to meet required minimum distribution (RMD) requirements will not be treated as Excess Withdrawals to the extent that the RMD is attributable to Covered Fund Value, which is the proportional amount of the total account value under the Plan that is invested in Covered Funds, and the RMD election is based on life expectancy. Please see the examples below. In the event of a dispute about the proportion of the RMD amount that is attributable to Covered Fund Value, our determination will govern. You should consult a qualified tax advisor regarding withdrawals to satisfy your RMD amount and other tax implications of RMD withdrawals during the Accumulation Phase of the Contract.
If a GLWB Participant Requests a Distribution or Transfer over the telephone, Great-West will advise the GLWB Participant that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Contractowner may Request that Great-West determine whether, as of the date of the Request, the Requested distribution or Transfer would be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the distribution or Transfer being considered an Excess Withdrawal. Alternatively, if a GLWB Participant makes a Request in writing, Great-West will advise the GLWB Participant that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the GLWB Participant may contact Great-West by telephone to determine whether, as of the date of the Request, the Requested Distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such Distribution or Transfer will be determined as of the date that Great-West receives the Request, subject to the terms set forth in the written Request.
RMD Numerical Example #1:
•Total account value under the Plan = $100,000
•Covered Fund Value = $50,000 (50% of total account value under the Plan)
•Plan account value Held in Other Investments = $50,000 (50% of total account value under the Plan)
•GAW = $2,500
•Total RMD attributable to the Plan = $3,000
•RMD attributable to the Covered Fund = $3,000 x 0.50 = $1,500
Under these circumstances, the GLWB Participant may take the full $2,500 GAW, but the remaining $500 needed for RMDs would be considered an Excess Withdrawal if taken from the Covered Fund. To avoid the Excess Withdrawal, the GLWB Participant would need to take the remaining $500 RMD from the GLWB Participant’s other Plan account assets.
RMD Numerical Example #2:
•Total account value under the Plan = $100,000
•Covered Fund Value = $50,000 (50% of total account value under the Plan)
•Plan account value Held in Other Investments = $50,000 (50% of total account value under the Plan)
•GAW = $2,500
•Total RMD attributable to the Plan = $6,200
•RMD attributable to the Covered Fund = $6,200 x 0.50 = $3,100
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Under these circumstances, the GLWB Participant may take the full $2,500 GAW and may take an additional $600 for RMDs out of the Covered Fund - this additional $600 needed for RMDs would not be considered an Excess Withdrawal. In order to satisfy the remaining $3,100 in RMDs without taking an Excess Withdrawal, the GLWB Participant would need to withdraw the remaining $3,100 from the GLWB Participant’s other Plan account assets.
You should consult a qualified tax advisor regarding Withdrawals to satisfy your RMD amount and other tax implications of RMD Withdrawals during the Accumulation Phase of the Contract.
Important Note: Notwithstanding the foregoing description of the effects of Excess Withdrawals during the withdrawal phase, generally any withdrawal or Transfer you make that is specifically requested or mandated by Great-West shall not be considered an Excess Withdrawal. However, in the event Great-West sends you advance notice of the elimination of a Covered Fund with a proposed comparable replacement Covered Fund, and you instead choose to transfer your account balance in the eliminated Covered Fund to a Covered Fund that is not the comparable fund offered by Great-West as a replacement Covered Fund, you will lose your Benefit Base in the eliminated Covered Fund upon such transfer.
If your Retirement Plan is solely qualified under the Puerto Rico Code, RMDs generally do not apply. You should consult a tax advisor.
Death During the Withdrawal Phase
If the GLWB Participant Dies After the Initial Installment Date as a Sole Covered Person.
If the GLWB Participant dies after the Initial Installment Date without a joint Covered Person, the GLWB will terminate and no further Installments will be paid. The remaining GLWB Participant Account Value shall be distributed in accordance with the Code and the terms of the Retirement Plan. A beneficiary is not entitled to start or continue to receive GAWs under the Contract.
If the GLWB Participant Dies After the Initial Installment Date while Joint Covered Person is Living.
Upon the GLWB Participant’s death after the Initial Installment Date, and while the joint Covered Person is still living, the joint Covered Person/beneficiary will continue to receive Installments based on the GLWB Participant’s original election until his or her death, if permitted by the Retirement Plan and the Code. Subject to RMD rules under the Code, Installments may continue to be paid to the surviving Covered Person based on the GAW% for joint Covered Persons as described above. After the joint Covered Person’s death, the GLWB will terminate, no further Installments will be paid, and any remaining GLWB Participant Account Value will be distributed in accordance with the Code, the terms of the Retirement Plan and the Contract.
Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value on the date of death as a lump sum Distribution or to roll over the Covered Fund Value to an IRA that offers a Great-West approved GLWB feature, if available. In this situation, the IRA will restore the deceased Covered Person’s Benefit Base.
Any election made by the beneficiary is irrevocable.
The Settlement Phase
The Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the Contract, such as custodian fees or advisory fees, and/or GAWs, provided the Benefit Base is still positive. It is also important to understand that the Settlement Phase is the first time that Great-West uses its own assets to pay Installments to the GLWB Participant. During the Withdrawal Phase, the GAWs are made from the GLWB Participant’s Account.
Installments continue for the GLWB Participant’s life under the terms of the GLWB, but the GLWB Participant will have no other rights or benefits under the Contract with respect to the GLWB associated with that particular Covered Fund. The GLWB Participant may not make any additional Contributions once the Settlement Phase begins. Distributions and Transfers are not permitted during the Settlement Phase. Installments will continue in the same frequency as previously elected, and cannot be changed during the Settlement Phase.
The GLWB Participant will receive the maximum Installments during the Settlement Phase. Consequently, Installments may increase if the GLWB Participant had previously been receiving less than the maximum Installments. During the Settlement Phase, the Guarantee Benefit Fee will not be deducted from the Installments.
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When the last Covered Person dies during the Settlement Phase, the GLWB will terminate and no Installments will be paid to the beneficiary.
Divorce Provisions Under the GLWB
In the event of a divorce whose decree affects the GLWB, we will require written notice of the divorce in a manner acceptable to us and a copy of the applicable QDRO. A QDRO is a domestic relations order that creates or recognizes the existence of an Alternate Payee’s right to receive all or a portion of the benefits payable with respect to a GLWB Participant. A QDRO may also assign an Alternate Payee the right to receive these benefits.
Depending on which phase the GLWB is in when we receive the QDRO, the benefits of the GLWB will be altered to comply with the QDRO. The Alternate Payee under the QDRO may make certain elections during the Accumulation or Withdrawal Phases. Any elections made by the Alternate Payee are irrevocable. To the extent that an Alternate Payee becomes a GLWB Participant, he or she will be subject to all terms and conditions of the Contract, the Retirement Plan, and the Code.
During the Accumulation Phase
Great-West will make payments to the Alternate Payee and/or establish a GLWB Participant Account on behalf of the Alternate Payee named in a QDRO approved during the Accumulation Phase. The Alternate Payee is responsible for submitting a Request to begin Distributions in accordance with the Code.
With respect to a Spouse Alternate Payee, Great-West will establish a GLWB Participant Account on behalf of the Alternate Payee where the GLWB Participant’s Benefit Base and Covered Fund Value are divided pursuant to the QDRO. Alternatively, a Spouse Alternate Payee may elect to either (1) establish a new Benefit Base where the Benefit Base equals the Covered Fund Value on the date the Alternate Payee’s GLWB Participant Account is established, or (2) elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the QDRO. If the Spouse Alternate Payee elects to begin GAWs in accordance with this Contract, the Spouse Alternate Payee will become the single Covered Person and will be subject to the Plan and Code. The Alternate Payee’s Election Date will be the date the GLWB Participant Account is established. The Spouse Alternate Payee cannot select a joint Covered Person.
If the Alternate Payee is the GLWB Participant’s Spouse during the Accumulation Phase, he or she may elect to become a GLWB Participant by establishing a new Benefit Base that is based on the current Covered Fund Value on the date his or her GLWB Participant Account is established.
A non-Spouse Alternate Payee cannot elect to maintain the current Benefit Base, and cannot elect to become a GLWB Participant. Great-West will make a lump sum payment or transfer outside of the Contract of the applicable portion of the Covered Fund Value in accordance with the QDRO.
Any election made by an Alternate Payee described in this section is irrevocable.
During the Withdrawal Phase
Great-West will make payment to the Alternate Payee or establish a GLWB Participant Account on behalf of the Alternate Payee named in a QDRO approved during the Withdrawal Phase. The Alternate Payee is responsible for submitting a Request to begin Distributions in accordance with the Code.
If there is a Sole Covered Person
Pursuant to the instructions in the QDRO, the Benefit Base, GAW, and the respective Covered Fund Values as of the effective date of the QDRO will be divided in the proportion specified in the QDRO. The GLWB Participant may continue to receive the proportional GAWs after the accounts are split.
With respect to a Spouse Alternate Payee, Great-West will establish a GLWB Participant Account on behalf of the Alternate Payee where the GLWB Participant’s Benefit Base and Covered Fund Value are divided pursuant to the QDRO and where the Alternate Payee is in the Accumulation Phase. If the Alternate Payee is the GLWB Participant’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to establish a new Benefit Base in the Accumulation Phase where
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the Benefit Base equals the Covered Fund Value on the date the Alternate Payee’s GLWB Participant Account is established. If the Spouse Alternate Payee elects to begin GAWs in accordance with the Contract, the Spouse Alternate Payee will become the sole Covered Person, subject to the requirements of the Plan, the Contract, and the Code. The Spouse Alternate Payee cannot select a joint Covered Person.
If there are two Covered Persons
Pursuant to the instructions in the QDRO, the Benefit Base, GAW, and the respective Covered Fund Values as of the effective date of the QDRO will be divided in the proportion specified in the QDRO. The GLWB Participant may continue to receive the proportional GAWs after the accounts are split, based on the amounts calculated pursuant to the joint Covered Person GAW%, but the GLWB Participant cannot select a new joint Covered Person. If there is no QDRO, a former Spouse will no longer qualify as a Covered Person.
With respect to the Spouse Alternate Payee, Great-West will establish a GLWB Participant Account on behalf of the Alternate Payee where the GLWB Participant’s Benefit Base and Covered Fund Value are divided pursuant to the QDRO and where the Alternate Payee is in the Accumulation Phase. The Spouse Alternate Payee may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or to establish a new Benefit Base in the Accumulation Phase where the Benefit Base equals the Covered Fund Value on the date the Alternate Payee’s GLWB Participant Account is established. If the Spouse Alternate Payee elects to begin GAW’s in accordance with the Contract, the Spouse Alternate Payee will receive only the applicable joint Covered Person GAW% set forth in the Contract for the life of the Alternate Payee. The Spouse Alternate Payee cannot select a new joint Covered Person.
A non-Spouse Alternate Payee cannot elect to maintain the current Benefit Base or to become a GLWB Participant. With respect to a non-Spouse Alternate Payee, Great-West will make a lump sum payment or transfer outside of the Contract of the applicable portion of the Covered Fund Value in accordance with the QDRO.
Any election made by an Alternate Payee described in this section is irrevocable.
During the Settlement Phase
If a Request in connection with a QDRO is approved during the Settlement Phase, Great-West will divide the Installment pursuant to the terms of the QDRO, but Installments will not continue beyond the date on which they would have otherwise terminated had the divorce not occurred.
Effect of Annuitization
If the Code and the Retirement Plan permit and the GLWB Participant elects to annuitize their Covered Fund Value into a fixed annuity prior to the Settlement Phase, the GLWB will terminate and the Guarantee Benefit Fee will not be refunded. If, based upon information provided by the Contractowner, the GLWB Participant is entitled to a Distribution under the applicable terms and provisions of the Retirement Plan and the Code, all of the GLWB Participant Account Value may be applied to an annuity payment option selected by the GLWB Participant. Thereafter, the GLWB shall terminate.
Requesting Transfers
There is no charge for Transfers. Prior to your Annuity Commencement Date, you can Transfer all or a portion of your GLWB Participant Account Value among the Variable Accounts or to other investment options within the Plan by Request. Great-West reserves the right to limit the number of transfers or set a minimum transfer amount. Please see your Contract for more information.
When Requesting a Transfer, you should consider its impact on your GLWB. A Transfer will result in a withdrawal from the old Covered Fund, which may be treated as an Excess Withdrawal. Excess Withdrawals will reduce the guaranteed payments you receive under the GLWB, particularly when the Excess Withdrawal occurs during periods when the Covered Fund is subject to negative market performance. All withdrawals are treated as Excess Withdrawals during the Accumulation Phase of the GLWB. During the Withdrawal Phase, the sum of your withdrawals in excess of your GAW is an Excess Withdrawal.
Your Transfer Request must specify:
•the amounts being Transferred;
•the Variable Accounts from which the Transfer is to be made; and
•the Variable Accounts or other investment option that will receive the Transfer.
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A Transfer will take effect on the later of the date designated in the Request or the Valuation Date when we receive the Transfer Request at our Administrative Offices. Currently, there is no limit on the number of Transfers you can make among the Variable Accounts or other investment options each calendar year. However, Great-West reserves the right to limit, upon notice, the number of Transfers you can make.
You may make Transfers by telephone or through the Internet. Great-West will use reasonable procedures in monitoring and accepting telephonic and Internet Transfer Requests designed to ensure that those Requests are genuine, such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Great-West will not be liable for losses resulting from telephone or Internet Requests reasonably believed to be genuine.
We reserve the right to suspend telephone or Internet transaction privileges at any time, for some or all Contracts, at our discretion, to require that each Transfer Request be made by a separate communication to us or that that each Transfer Request be submitted in writing and signed by you. Transfer Requests by fax will not be accepted. We also reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges at any time or to impose other restrictions, including, without limitation, that a minimum amount be Transferred or that the full Covered Fund Value be Transferred if less than a minimum amount would remain in the Variable Account. Transfers among the Variable Accounts may also be subject to terms and conditions imposed by the Covered Funds. Moving large amounts of money may also cause a substantial increase in Covered Fund transaction costs which you must bear.
Market Timing and Excessive Trading
The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of GLWB Participants in the underlying Covered Funds. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Covered Fund’s portfolio securities and the reflection of that change in the Covered Fund’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Covered Fund expenses. For example, excessive trading may force the Covered Funds more frequently to trade shares of the underlying funds in which they invest, which would increase the Covered Fund’s acquired fund fees and expenses.
We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by GLWB Participants. As part of those procedures, the Covered Funds have instructed us to perform standardized trade monitoring and request reports of the GLWB Participant’s trading activity if prohibited trading is suspected. If a GLWB Participant’s trading activity is determined to constitute prohibited trading, as defined by the applicable Covered Fund, Great-West will notify the GLWB Participant that a trading restriction will be implemented if the GLWB Participant does not cease the prohibited trading.
If a Covered Fund determines, or we determine based on the applicable Covered Fund’s definition of prohibited trading, that the GLWB Participant continues to engage in prohibited trading, we will restrict the GLWB Participant from making Transfers into the identified Covered Fund(s) for the period of time specified by the Covered Fund(s). Restricted GLWB Participants will be permitted to make Transfers out of the identified Covered Fund(s) to other available Covered Fund(s). When the Covered Fund’s restriction period has been met, the GLWB Participant will automatically be allowed to resume Transfers into the identified Covered Fund(s).
Additionally, if prohibited trading persists, the Covered Fund may, pursuant to its prospectus and policies and procedures, reject all trades initiated by the Plan, including those trades of individuals who are not engaging in prohibited trading. Inherently subjective judgments will be involved if a Covered Fund decides to reject all trades initiated by a Plan. The discretionary nature of our procedures creates a risk that we may treat some Plans or some GLWB Participants differently than others.
We endeavor to ensure that our procedures are uniformly and consistently applied to all GLWB Participants, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with GLWB Participants whereby we permit prohibited trading. A Plan sponsor may elect to implement Plan level restrictions to prevent or minimize prohibited trading by GLWB Participants.
The Covered Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Covered Funds should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of a Covered Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Covered Funds and the policies and procedures we have adopted to discourage prohibited trading. For example, a Covered Fund may impose a redemption fee. GLWB Participants should also be aware that we are legally obligated to provide (at the Covered Funds’ request) information about each amount you cause to be deposited into an Covered Fund (including by way of premium payments and Transfers under your Contract) or removed from the Covered Fund (including by way of withdrawals and Transfers under your Contract). If a Covered Fund identifies you as having violated the Covered Fund’s frequent trading
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policies and procedures, we are obligated, if the Covered Fund requests, to restrict or prohibit any further deposits or exchanges by you in respect to that Covered Fund. Under rules adopted by the SEC we are required to: (1) enter into a written agreement with each Covered Fund or its principal underwriter that will obligate us to provide to the Covered Fund promptly upon request certain information about the trading activity of individual GLWB Participants, and (2) execute instructions from the Covered Fund to restrict or prohibit further purchases or Transfers by specific GLWB Participants who violate the frequent trading policies established by the Covered Fund. Accordingly, if you do not comply with any Covered Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Covered Fund or directing any Transfers or other exchanges involving that Covered Fund. You should review and comply with each Covered Fund’s frequent trading policies and procedures, which are disclosed in the Covered Funds’ current prospectuses.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on GLWB Participants engaging in prohibited trading. In addition, our orders to purchase shares of the Covered Funds are generally subject to acceptance by the Covered Fund, and in some cases a Covered Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any GLWB Participant’s Transfer Request if our order to purchase shares of the Covered Fund is not accepted by, or is reversed by, an applicable Covered Fund.
Please note that other insurance companies and retirement plans may also invest in the Covered Funds and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. The purchase and redemption orders received by the Covered Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Covered Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Covered Funds may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Covered Funds will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Covered Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Covered Funds.
Charges and Deductions
Variable Asset Charge
Currently, no Variable Asset Charge applies, but Great-West reserves the right to collect a Variable Asset Charge at an annualized rate of no more than 1.00% of average GLWB Participant Account Value to the Contract. The Variable Asset Charge compensates Great-West for the expense risk it assumes in administering and servicing the Contract and the Separate Account. The Variable Asset Charge is collected through the calculation of the Net Investment Factor described in the section titled, GLWB Participant Account Value, above.
The Variable Asset Charge may be lower than the maximum rate for a Contract that has a lower risk of adverse expense experience. We will determine whether such a lower charge is available based on the following factors:
•Size of the prospective group;
•Projected annual contributions for all GLWB Participants in the group;
•Frequency of projected Distributions;
•Type and frequency of administrative and sales services provided; and
•Level of any applicable administrative charge.
Upon agreement with the Contractowner, we may increase the Variable Asset Charge up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Variable Asset Charge up to the maximum rate may apply prospectively, either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
If the Variable Asset Charge is not sufficient to cover actual costs and risks assumed, the loss will fall on us. If the charge is greater than our actual costs and risks assumed, it will result in a profit to us.
Guarantee Benefit Fee
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The Contract assesses a Guarantee Benefit Fee at an annualized rate of no more than 1.50% of Covered Fund Value. The Guarantee Benefit Fee compensates Great-West for the guarantees provided by the GLWB. It is calculated as a specified percentage of the Covered Fund Value (up to $5 million) and is deducted monthly from your GLWB Participant Account Value by redeeming Accumulation Units in the Variable Accounts. The fee may vary from 0.70% to no more than 1.50% of Covered Fund Value depending on our assessment of a number of factors, including interest rates, volatility, investment returns, mortality and lapse rates. Currently, the fee is 1.20% of Covered Fund Value.
The Guarantee Benefit Fee may be lower than the maximum rate if the risks and expenses associated with the GLWB are lower. We will determine whether a lower Guarantee Benefit Fee is available based on the same factors that we use with respect to the Variable Asset Charge.
We may increase the Guarantee Benefit Fee up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Guarantee Benefit Fee up to the maximum rate may apply prospectively, either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
Contract Maintenance Charge
We may deduct a Contract maintenance charge from your GLWB Participant Account Value of not more than $100.00 each calendar year. The Contract maintenance charge reimburses us for administrative expenses associated with establishing and maintaining your Contract. If applicable, we will deduct the Contract maintenance charge annually, on the anniversary of your Contract Date. The deduction will be pro-rated among the Covered Funds in which you invest.
Premium Tax Deductions
Some states or other governmental entities charge Premium Taxes or similar taxes. Great-West is responsible for the payment of any such taxes and reserves the right to deduct the Premium Tax from GLWB Participant Account Values when the tax is due. We will give notice to all GLWB Participants prior to the imposition of any such deductions from the GLWB Participant Account Values. The applicable Premium Tax rates that states and other governmental entities impose currently range from 0% to 3.5% and are subject to change by the respective state legislatures, by administrative interpretations, or by judicial act. Such Premium Taxes will depend, among other things, on the state of residence of a GLWB Participant, the insurance tax laws, and the status of Great-West in these states when the Premium Taxes are incurred.
Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently deducted for taxes other than the Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.
Expenses of the Covered Funds
The net asset value of the Covered Funds reflects the deduction of the Covered Funds’ fees and deductions, which are described in the prospectus for the respective Covered Fund. You bear these costs indirectly when you allocate to a Variable Account. In addition, one or more of the Covered Funds may impose special transaction fees, such as redemption fees, based on GLWB Participant activity. If a Covered Fund imposes such a fee, that fee will be deducted from the GLWB Participant Account Value.
Amounts Remitted to the Plan
Great-West, as recordkeeper, may remit to the Plan for the benefit of Plan participants a portion of the compensation it receives under the Contract for providing administrative services based on the amount of assets in the Covered Funds.
Annuity Payment Options
You may elect an Annuity Commencement Date and the form of annuity payments at any time prior to the Settlement Phase. If the Payee is entitled to a distribution under the applicable terms and provisions of the Plan and the Code sections governing the Plan as determined by the Contractowner, all or a portion of a GLWB Participant Account may be applied to an annuity payment option selected by the Payee.
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You can choose from the annuity payment options described below, and to the extent available under the Plan, any other annuity payment options which Great-West may choose to make available in the future. Annuity payment options are available only on a fixed basis. The amount to be applied to an annuity payment option is: (i) the portion of the GLWB Participant Account Value you elected; less (ii) Premium Tax, if any, as of the Annuity Commencement Date; less (iii) any fees described in your Contract. We will determine your annuity payment by applying the appropriate annuity rate to the portion of your GLWB Participant Account Value you elected to apply to such annuity payment option.
Option 1 - Life Only Annuity
Under a Life Only Annuity, the Annuitant will receive payments beginning on the Annuity Commencement Date and ending with the last payment owed before the Annuitant’s death. It would be possible under this option for the Annuitant to receive only one annuity payment if the Annuitant died before the second annuity payment. If the Annuitant dies before the Annuity Commencement Date, the Participant Account Value shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus.
Option 2 - Joint & Survivor Annuity
Under a Joint & Survivor Annuity, the Annuitant will receive a life only annuity with payments beginning on the Annuity Commencement Date. If the Annuitant dies on or after the Annuity Commencement Date and is survived by the joint Annuitant, in accordance with the Annuitant’s election and the terms of the Code and the Plan, a percentage of the Annuitant’s annuity payment will become payable to the joint Annuitant in form of a Life Only Annuity. If the Annuitant dies after the Annuity Commencement Date and is not survived by the joint Annuitant, annuity payments will end with the last payment owed before the Annuitant’s death. The selection of the joint Annuitant is irrevocable. It would be possible under this option for the Annuitant and the joint Annuitant to receive only one annuity payment if both persons died prior to the date of the second annuity payment. If both the Annuitant and joint Annuitant die before the Annuity Commencement Date, the Participant Account Value also shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the designated beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus.
Other annuity payment options permitted under the Plan and acceptable to Great-West may be offered. Please contact your Plan Sponsor or the Contractowner, as the case may be, or your GWFS representative to determine the annuity payment options available under your Contract.
Annuity payments may be less than payments guaranteed by the GLWB, and participation in the Contract may not be appropriate for GLWB Participants who plan to annuitize.
Taxation of the Contract and the GLWB
The following is a general discussion based on our interpretation of current United States federal income tax laws. This discussion does not address all possible circumstances that may be relevant to the tax treatment of a particular GLWB Participant. In general, this discussion does not address the tax treatment of transactions involving investment assets held in your GLWB Participant Account except insofar as they may be affected by the holding of a GLWB. Further, it does not address the consequences, if any, of holding a GLWB under applicable federal estate tax laws or state and local income and inheritance tax laws. You should also be aware that the tax laws may change, possibly with retroactive effect. Prospective Contractowners and GLWB Participants should consult their own tax advisors regarding the potential tax implications of purchasing a Contract or GLWB in light of their particular circumstances.
In General
The proper characterization of the Contract and consequences for federal income tax purposes have not been directly addressed in any cases, administrative rulings or other published authorities. We can give no assurances that the Internal Revenue Service (“IRS”) will agree with our interpretations regarding the proper tax treatment of a Contract or GLWB or the effect (if any) of the purchase of a Contract or GLWB on the tax treatment of any transactions in your GLWB Participant Account, or that a court will agree with our interpretations if the IRS challenges them. You should consult a tax advisor before purchasing a Contract or GLWB.
The following discussion generally applies to Contracts and GLWBs treated as annuity contracts maintained as part of a Retirement Plan (a “Qualified Contract”).
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Qualified Contracts
Section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1∕2, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to penalties.
We generally are required to confirm, with the Plan Sponsor or otherwise, that surrenders or Transfers Requested by GLWB Participants comply with applicable tax requirements and to decline Requests that are not in compliance. We will defer such payments Requested by GLWB Participants until all information required under the tax law has been received. By Requesting a surrender or Transfer, a GLWB Participant consents to the sharing of confidential information about the GLWB Participant, the Contract, and transactions under the Contract, the GLWB and any other 403(b) contracts or accounts the GLWB Participant has under the Plan among us, the employer or Plan Sponsor, any Plan administrator or recordkeeper, and other product providers.
Numerous changes have been made to the income tax rules governing Section 403(b) contracts as a result of legislation enacted during the past several years, including rules with respect to: maximum contributions, required distributions, penalty taxes on early or insufficient distributions, and income tax withholding on distributions.
Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for themselves and their employees. Adverse tax consequences to the Retirement Plan, the GLWB Participant, or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the Plan complies with all the requirements applicable to such benefits prior to transferring the Contract.
Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such Plans that are sponsored by a governmental employer. Under such Plans a GLWB Participant may specify the form of investment in which his or her participation will be made.
Tax on Distributions. In the case of distributions from a Qualified Contract, including payments to a GLWB Participant from a GLWB, a ratable portion of the amount received is taxable, generally based on the ratio of the GLWB Participant’s cost basis (if any) to the GLWB Participant’s total accrued benefit under the Plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from a Qualified Contract. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible retirement plan, no tax penalty will be imposed. The tax penalty also will not apply to: (a) distributions made on or after the date on which the GLWB Participant reaches age 59 1∕2; (b) distributions following the GLWB Participant’s death or disability (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the GLWB Participant’s life (or life expectancy) or the joint lives (or joint life expectancies) of the GLWB Participant and an eligible designated beneficiary; (d) distributions if a plan sponsor eliminates a lifetime income investment from the retirement plan; and (e) certain other distributions specified in the Code.
Generally, distributions from a Qualified Contract must commence no later than April 1 of the calendar year following the year in which the individual attains age 72 (if the individual was born on or after July 1, 1949) or 70 1∕2 (if the individual was born before July 1, 1949) or, if later, retires from employment with the Plan Sponsor. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Distribution requirements also apply to Section 403(b) contracts upon the death of the individual. If the RMDs are not made, a 50% penalty tax is imposed as to the amount not distributed.
The Coronavirus Aid, Relief and Economic Security (CARES) Act waives the required minimum distribution rules for calendar year 2020 for (1) plans (including 401(k) plans) qualified under Code Section 401, (2) defined contribution plans described in Code Sections 403(a) and 403(b), (3) eligible governmental defined contribution plans described in Code Section 457(b) and (4) Individual Retirement Accounts and Individual Retirement Annuities described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived. For more details regarding this penalty tax and other exemptions, including those related to COVID-19, that may be applicable, consult a competent tax advisor.
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Distributions from Qualified Contracts generally are subject to withholding for the individual’s federal income tax liability, subject to the individual’s election not to have tax withheld. The withholding rate varies according to the type of distribution and the individual’s tax status. “Eligible rollover distributions” from Qualified Contracts and certain other retirement plans are subject to a mandatory federal Income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’ Spouse or former Spouse as beneficiary or alternate payee) from such a Plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s Spouse or former Spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax qualified plan, IRA, Roth IRA or Section 403(b) contract or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) non-Spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
The Contract provides that upon your death, a surviving Spouse may have certain rights that he or she may elect to exercise for the Contract’s death benefit and any joint life coverage under the GLWB. All Contract provisions relating to spousal continuation are available only to a person recognized as a spouse under Federal law. These rights are not available to a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law. You should consult a tax adviser for more information on this subject.
GLWB Provisions. The following should be considered in connection with investing in the Contract and the GLWB:
•We are not responsible for determining whether a GLWB complies with the terms and conditions of, or applicable law governing, the Plan. The Plan Sponsor is responsible for making that determination. Similarly, we are not responsible for administering any applicable tax or other legal requirements applicable to the Plan. The Plan Sponsor, the GLWB Participant or a service provider for the Plan is responsible for determining that distributions, beneficiary designations, investment restrictions, charges and other transactions under a GLWB are consistent with the terms and conditions of the Plan and applicable law.
•If the GLWB Participant’s Spouse is a joint Covered Person, that Spouse must be the GLWB Participant’s sole designated beneficiary under the Plan.
•The GLWB Participant’s Account is subject to RMD rules. During the Withdrawal Phase, withdrawals taken to satisfy RMD requirements will not be treated as Excess Withdrawals to the extent that the RMD is attributable to Covered Fund Value, which is the proportional amount of your total account value under the Plan that is invested in the Covered Funds, and the RMD election is based on life expectancy. In the event of a dispute about the proportion of the RMD amount that is attributable to Covered Fund Value, our determination will govern. In some circumstances, compliance with the minimum distribution rules may affect the amount and timing of Installments pursuant to the GLWB.
•The Plan can be terminated, or the availability of the GLWB under the Plan otherwise discontinued by persons other than the GLWB Participant.
Spousal Consent Requirements for Certain Distributions from 401(a) and 403(b) Plans. If your Retirement Plan is a 401(a) or ERISA- covered 403(b) Plan, written spousal consent may be required before you can receive distributions in a form other than a “Qualified Joint and Survivor Annuity.” In addition, your Spouse may have rights to a “Qualified Preretirement Survivor Annuity” upon your death. These rules and their exceptions are complex and there is no definitive guidance on their application to GLWBs. If these rules are determined to apply to the GLWBs, written spousal consent may be required before you can begin receiving or continue to receive GAW payments. The application of these rules can also lead to unexpected consequences if spousal consent is not received. Potential Contractowners should consult a tax or legal advisor before purchasing a Contract if the Retirement Plan is subject to these rules.
Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Seek Tax Advice. The above description of federal income tax consequences of Qualified Contracts is only a brief summary meant to alert you to the issues and is not intended as tax advice. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. Any person considering the purchase of a Contract should first consult a qualified tax advisor.
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Contract Termination
Either Great-West or the Plan Sponsor may terminate the Contract upon written request to the other party. The terminating party must provide the other party with advance written notice, in accordance with the terms of the Contract, that the Contract will terminate on a specific date in the future (“Contract Termination Date”).
If Great-West terminates the Contract: after the Contract Termination Date: (a) no further Contributions will be made to the Contract; and (b) no new GLWB Participant Accounts will be established. After the Contract Termination Date, Great-West will continue to administer all GLWB Participant Accounts in accordance with the provisions of the Contract.
If the Plan Sponsor terminates the Contract: all benefits, rights and privileges provided by the Contract shall terminate, including the GLWB, except those benefits and rights conferred on GLWB Participants in the Settlement Phase at the time the Contract is terminated. GLWB Participants who are not eligible to receive Distributions under the Plan or who are eligible to receive Distributions, but do not take a Distribution and rollover the Covered Fund Value to an IRA or Individual Retirement Annuity that offers a Great-West approved GLWB feature before the Contract Termination Date, shall have their Benefit Base and Covered Fund Value reduced to zero.
Generally, effective January 1, 2020, if the Plan Sponsor eliminates a lifetime income investment from the Retirement Plan, GLWB Participants may be eligible to receive a Distribution 90 days prior to the date such lifetime income investment is no longer available. Please consult with your Plan Sponsor and/or qualified tax advisor.
On direction by the Plan Sponsor to pay the GLWB Participant Account Value, Great-West will remit the GLWB Participant Account Value within 7 calendar days of the Contract Termination Date. If the Plan Sponsor terminates its Plan (“Plan Termination”) with assets invested in the Contract, the Plan Sponsor will provide Great-West written notice of Plan Termination, and confirm that all final Contributions have been remitted to Great-West. In addition, the Plan Sponsor must provide any information or instructions Great-West may reasonably require.
The Plan Sponsor acknowledges that the amount distributed from the Contract upon Plan Termination will be equal to the balance of each GLWB Participant Account as reflected in Great-West’s records on the date of distribution, less any outstanding charges or fees, income tax withholding, Premium Taxes, or other fees applicable under the terms of the Contract. The Contract will terminate once all Plan assets have been distributed.
A GLWB Participant who is eligible to receive Distributions under the Retirement Plan may elect a direct rollover of the Covered Fund Value to an IRA or Individual Retirement Annuity that offers a Great-West approved GLWB feature, if available. In this situation, the Benefit Base and GAW, if applicable, will be retained as of the date of Distribution from the Covered Fund(s) and will apply to the new GLWB feature. If the Retirement Plan is solely qualified under the Puerto Rico Code, this rollover option to establish a new Benefit Base is not available because currently there is no IRA offering a Great-West approved GLWB feature available in Puerto Rico.
If the GLWB Participant does not elect or is not eligible to receive a Distribution, the GLWB Participant Account Value will be liquidated and invested pursuant to the terms of the Retirement Plan. The liquidation will cause the Benefit Base and the Covered Fund Value to be reduced to zero and all benefits provided by the Contract and the GLWB to terminate.
Voting Rights
To the extent required by applicable law, Great-West will vote all Covered Fund shares held in the Separate Account at regular and special shareholder meetings of the respective Covered Funds in accordance with instructions received from persons having voting interests in the corresponding Variable Account. If the 1940 Act or any regulation is amended, or if the present interpretation thereof changes, or if Great-West determines that we are allowed to vote all Covered Fund shares in our own right, we may elect to do so.
Before the Annuity Commencement Date, the GLWB Participant under a 403(b) Plan or the Contractowner under all other Plans has the voting interest.
The number of votes that are available will be calculated separately for each Variable Account. That number will be determined by applying the GLWB Participant’s percentage interest, if any, in a particular Variable Account to the total number of votes attributable to that Variable Account. The GLWB Participant or Contractowner, as applicable, hold a voting interest in each Variable Account to which GLWB Participant Account Value is allocated. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Covered Funds.
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Shares for which we do not receive timely instructions and shares we hold as to which GLWB Participants and Contractowners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in the Variable Account. Therefore, because of proportional voting, a small number of GLWB Participants or Contractowners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Payment of Withdrawal Proceeds
We usually pay the amounts of any surrender, cash withdrawal or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in Good Order) at our Mailing Address. However, we can postpone such payments if any of the following occurs:
•The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•The SEC permits, by an order, the postponement for the protection of Contractowners;
•The SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; and
•When mandated under applicable law.
Distribution of the Contracts
GWFS is the principal underwriter and the distributor of the Contracts, and is a wholly-owned indirect subsidiary of Great-West. GWFS is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone (800) 701-8255.
The maximum commission as a percentage of the Contributions made under a Contract payable to GWFS agents, independent registered insurance brokers and other registered broker-dealers is 8.0%. The Company also may pay a marketing allowance or allow other promotional incentives or payments to eligible broker/dealers in the form of cash or other compensation, as mutually agreed upon by the Company and eligible broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations.
Compensation paid to GWFS agents, independent registered insurance brokers and other broker-dealers is not paid directly by Contractowners or the Separate Account. Great-West and its affiliates intend to fund this compensation through fees and charges imposed under the Contract, and from profits on payments received by Great-West and its affiliates for providing administrative, marketing, and other support and services to the Covered Funds. Great-West and its affiliates may pay a portion of the compensation received from Covered Funds to GWFS agents, independent registered insurance brokers, and other broker-dealers for distribution services.
In addition to the direct cash compensation described above for sales of the Contracts, Great-West and/or its affiliates also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Contract and other products distributed by GWFS, including the Covered Funds under the Contract. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive payments may vary depending on the arrangement in place at any particular time. Currently, GWFS agents are eligible to receive additional cash compensation in the form of a bonus when retirement plan clients invest in affiliated products. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Covered Funds through the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Contract instead of other products, or recommend certain Covered Funds under the Contract over other Covered Funds, which may not necessarily be to your benefit.
You should ask your GWFS agent, independent registered insurance broker or other broker-dealer representative for further information about compensation he or she may receive in connection with your purchase of a Contract.
31

State Variations
Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus because of state law variations. These differences may include, among other things, free look rights and issue age limitations. This Prospectus describes the material rights and obligations of a Contractowner, and the maximum fees and charges for all Contract features and benefits are set forth in the fee table of this Prospectus. State specific variations will be included in your Contract or in endorsements attached to your Contract and are also included in Appendix B to this Prospectus. See your agent or contact us for information that is specific to your state.
Rights Reserved by Great-West
We reserve the right to make certain changes to the structure and operation of the Separate Account if, in our judgment, they would best serve the interests of Contractowners or GLWB Participants, or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. When required by law, Great-West will obtain the applicable GLWB Participant’s or Contractowner’s approval of the changes, as well as any required approval from any appropriate regulatory authority. Great-West will provide notice of these changes to the Contractowner or GLWB Participant at the Contractowner’s or GLWB Participant’s last known address on file with Great-West.
Subject to compliance with applicable law, we may make certain changes to the investment options available under the Contract, including adding Variable Accounts that invest in investment portfolios suitable for the Contract, removing Variable Accounts, or substituting the Covered Fund in which a Variable Account invests. If Great-West informs you that we are closing to new investment a Variable Account to which you are currently allocating money, we will ask that you promptly submit future alternative allocation instructions. If Great-West does not receive your changed allocation instructions, we may return all affected new Contributions or Transfers or allocate those new Contributions and Transfers as indicated in the written notice provided to you. Contributions and Transfers you had made to a Variable Account closed to new investment before the effective date of the notice may be kept in the closed Variable Account.
Unclaimed and Abandoned Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for Covered Persons, beneficiaries, and other payees, and annuitants. Such updates should be communicated in a form and manner satisfactory to us.
Cyber Security and Business Continuity Risk
Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the Covered Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your interest in the Contract. For instance, system failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Covered Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Covered Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Covered Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods,
32

we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to to calculate Contract values.
The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of GWFS to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.
Independent Registered Public Accounting Firm
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
Independent Auditor
The statutory-basis financial statements of Great-West Life & Annuity Insurance Company as of and for the year ended December 31, 2020, included in the Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing therein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
Available Information
We have filed a Registration Statement (“Registration Statement”) with the SEC under the Securities Act of 1933 relating to the Contracts offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Please consult the Registration Statement and exhibits for further information relating to Great-West and the Contracts. Statements contained in this Prospectus regarding the content of the Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, please consult the instruments as filed as exhibits to the Registration Statement.
The SEC maintains a website (www.sec.gov) that contains the Statement of Additional Information (SAI) and other information filed electronically by Great-West concerning the Contract and the Series Account.
The SAI contains more specific information relating to the Series Account and Great-West, such as:
•general information;
•information about Great-West Life & Annuity Insurance Company and the Separate Account;
•services;
•withholding; and
•financial statements.
For a free copy of the Great-West SecureFoundation® II Statement of Additional Information, mail your request to: Great-West Life & Annuity Insurance Company, P.O. Box 173920, Denver, Colorado 80217-3921.
33

APPENDIX A
CONDENSED FINANCIAL INFORMATION
Selected Data for Accumulation Units outstanding Throughout Each Period
For the Periods Ended December 31
Investment Division (0.00)	2020	2019	2018	2017	2016
GREAT-WEST SECUREFOUNDATION BALANCED
Value at beginning of period	13.31	11.26	11.85	10.46	10.00
Value at end of period	15.21	13.31	11.26	11.85	10.46
Number of accumulation units outstanding at end of period	4,041,577	4,194,737	4,047,816	3,502,394	2,675,819
A-1

Appendix B - State Variations
STATE	CONTRACT
AL
AK
AZ
AR
CA
Contract:

SECTION 14. GENERAL PROVISIONS
14.02 Entire Contract
This Contract, including any amendments, endorsements, specification page and/or riders constitutes the entire contract between the Owner and Great-West. All statements in the application, in the absence of fraud, have been accepted as representations and not warranties.

SECTION 15. CONTRACT TERMINATION
15.06 Other Termination
This Contract and the GLWB will automatically terminate if: (i) the Plan Sponsor discontinues the use of a Great-West approved Covered Fund, (ii) Great-West is unable to collect the Guarantee Benefit Fee; or (iii) Great-West cannot effectively administer the GLWB as a result of a Plan Sponsor action, including but not limited to the Plan Sponsor hiring a retirement plan recordkeeper that cannot reasonably and timely provide Great-West the necessary data to effectively administer the GLWB. Should this Contract terminate under this Section 15.06, the Plan Sponsor, rather than Great-West, shall be deemed to have terminated this Contract in accordance with Sections 15.02 and 15.03 of this Contract.

CO
CT
Contract:

SECTION 14. Other Contract Provisions
14.02 Misstatement of Age or Death
If Installments or annuity payments made were too large because of a misstatement of age, Great-West may deduct the difference from the next payment or payments. If payments were too small, Great-West may add the difference to the next payment.

DC
DE
FL
GA
HI
ID
IL
IN
IA
KS
KY
LA
ME
MD

STATE	CONTRACT
MA
MI
MN
MS
MO
MT
NE
NV
NH
NJ
NM
NY	NOT AVAILABLE
NC
ND
OH
OK
OR
GROUP VARIABLE DEFERRED ANNUITY CONTRACT.
Contract:

SECTION 6. contributions
5.01 Contributions
Great-West reserves the right to limit the type of contributions to the extent it is inconsistent with applicable law.

SECTION 6. GLWB PARTICIPANT-DIRECTED TRANSFERS
6.02 Restrictions on Transfers
Subject to any Covered Fund restrictions on market timing or excessive trading, Great-West may limit the number of
Transfers so long as such limitation allows at least 12 transfers per calendar year and is communicated to the Plan
Sponsors and GLWB Participants.

SECTION 12. ANNUITY PAYMENT OPTIONS
12.02 Annuity Payment Options
Great-West will review this guaranteed actuarial basis annually and may change it by providing at least 90 calendar days’
advance written notice to the Plan Sponsor. However, Great-West cannot change this guaranteed actuarial basis for the first 60 months after the Contract Date. After the first 60 months of the Contract, unless Great-West and Plan Sponsor otherwise agree in writing, Great-West will only change the guaranteed actuarial basis once in any sixty (60) month period, in which case the actuarial basis will be at least as favorable as the actuarial basis Great-West offers to any other
Contractholder in the same class as this Contract at the time of such change. The change will only apply to Contributions made after the effective date of the change.

SECTION 13. CONTRACT CHARGES AND OTHER FEES
13.04 Covered Fund Expenses
The provider of a Covered Fund may assess redemption fees not to exceed 5.00%. Any such fees will be deducted from
GLWB Participant Account Value.

PA

STATE	CONTRACT
Puerto Rico
Contributions
Great-West reserves the right, after providing advance written notice to GLWB Participants, to stop accepting
Contributions if (1) required by law, (2) if Great-West were no longer able to support the guarantees under this Contract, or (3) if Great-West were to stop selling this Contract.
Restrictions on Transfers
Subject to any Covered Fund restrictions on market timing or excessive trading, Great-West may limit the number of
Transfers so long as such limitation allows at least 12 Transfers per calendar year and is communicated to the Plan
Sponsor and GLWB Participants in accordance with Section 16.08 of this Contract
Termination of the GLWB
The GLWB will automatically terminate for a GLWB Participant as provided in this Contract for reasons set forth below:
- on the Annuity Commencement Date described in Section 12.
- upon proof of death, received in Good Order of the GLWB Participant if there is no surviving Covered Person or, if there are joint Covered Persons, upon proof of death, received in Good Order, of the second to die if the second Covered
Person continues the Contract.
- if Great-West does not receive the Guarantee Benefit Fee assessed on a GLWB Participant’s Account Value on the date the fee is due.
- if the Plan Sponsor discontinues the use of a Great-West approved Covered Fund and does not consent to transfer such
Covered Fund to a comparable Covered Fund currently made available by Great-West
- if the Plan contains a small account payout provision that is activated and the GLWB Participant does not elect a rollover distribution to an Individual Retirement Account (“IRA”) or an Individual Retirement Annuity that offers a Great-West approved GLWB feature.
- if the Plan Sponsor terminates this Contract and the GLWB Participant is not in the Settlement Phase (as described in
Section 15.03).
Premium Tax: In Puerto Rico, there is no deduction for premium tax.
Certificate or Other Statement
Great-West will issue a certificate for delivery:
- to each GLWB Participant a certificate that complies with 26 L.P.R.A. § 1409

RI
SC
SD
TN
TX	Contract: Cover Page The separate account is not covered by an insurance guaranty fund or other solvency protection arrangement because the risk is borne by the Contractholder.
UT
VT
VA
Contract

SECTION 6. GLWB PARTICIPANT-DIRECTED TRANSFERS
6.02 Restrictions on Transfers
Subject to any Covered Fund restrictions on market timing or excessive trading, Great-West may limit the number of
Transfers so long as such limitation allows at least 12 transfers per calendar year and is communicated to the Plan
Sponsors and GLWB Participants.

WA	GROUP VARIABLE DEFERRED ANNUITY CONTRACT.
WV
WI

STATE	CONTRACT
WY

GREAT-WEST SECUREFOUNDATION® II VARIABLE ANNUITY
A Group Flexible Premium Variable Deferred Annuity ContractIssued byVariable Annuity-8 Series Account
of
Great-West Life & Annuity Insurance Company
i

TABLE OF CONTENTS
Page
GENERAL INFORMATION
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY AND VARIABLE ANNUITY-8 SERIES ACCOUNT
LEGAL MATTERS
SERVICES
Independent Auditor
WITHHOLDING
FINANCIAL STATEMENTS
ii

GENERAL INFORMATION
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Definitions.”
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY AND VARIABLE ANNUITY-8 SERIES ACCOUNT
Great-West Life & Annuity Insurance Company (“Great-West”), the issuer of the Contract, is a Colorado corporation qualified to sell life insurance and annuity contracts in Puerto Rico, U.S. Virgin Islands, Guam, the District of Columbia and all states except New York. Great-West is a wholly-owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is a wholly-owned subsidiary of Great-West Lifeco U.S. LLC, a holding company, which in turn is a wholly-owned subsidiary of Great-West Financial (Nova Scotia) Co., also a holding company. Great-West Financial (Nova Scotia) Co. is a wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
The assets allocated to the Variable Annuity-8 Series Account (the “Separate Account”) are the exclusive property of the Company. Registration of the Separate Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Separate Account proceeds from charges under the Contracts and other amounts in excess of the Separate Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Variable Account may not be insulated from liability associated with another Variable Account.
On June 3, 2019, the Company entered into an indemnity reinsurance agreement (the “Agreement”) with Protective Life Insurance Company (“Protective”) to indemnify and reinsure the obligations of Great-West under substantially all of its non-participating individual life insurance and annuity business and group life and health business. The Contract was not impacted by the transaction.
LEGAL MATTERS
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
SERVICES
A. Safekeeping of Separate Account Assets
The assets of the Separate Account are held by the Company. The assets of the Separate Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Separate Account is afforded by a financial institution bond that includes fidelity coverage issued to Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of the Company.
B. Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Series Account’s independent registered public accounting firm.
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information have been audited by

Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
Independent Auditor
The statutory-basis financial statements of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
C. Principal Underwriter
The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of the Company. GWFS is a Delaware corporation, registered as a broker/dealer with the SEC, and a member of FINRA. The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so.
WITHHOLDING
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
FINANCIAL STATEMENTS
The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Separate Account.
2

AUDITED FINANCIAL REPORT

Great-West Life & Annuity Audited Annual Statutory Report

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2020 and 2019 and

Related Statutory Statements of Operations

Changes in Capital and Surplus and Cash Flows for Each of the Three Years in the Period Ended December 31, 2020 and Report of Independent Registered Public Accounting Firm

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company

Greenwood Village, Colorado

We have audited the accompanying statutory-basis financial statements of Great-West Life & Annuity Insurance Company (the “Company”) (a wholly-owned subsidiary of GWL&A Financial Inc.), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Colorado Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Colorado Division of Insurance.

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Great-West Life & Annuity Insurance Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Great-West Life & Annuity Insurance Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years ended December 31, 2020, in accordance with accounting practices prescribed or permitted by the Colorado Division of Insurance, as described in Note 1 to the statutory-basis financial statements.

Emphasis of Matter

The Company engages in various related-party transaction with affiliates under common control as discussed in Note 1 to the statutory financial statements. The accompanying statutory financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

Report on Supplemental Schedules

Our 2020 audit was conducted for the purpose of forming an opinion on the 2020 statutory-basis financial statements as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, the supplemental schedule of selected financial data, and the supplemental schedule regarding reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2020 are presented for purposes of additional analysis and are not a required part of the 2020 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2020 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2020 statutory-basis financial statements as a whole.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 1, 2021

We have served as the Company’s auditor since 1981

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2020 and 2019

(In Thousands, Except Share Amounts)

	December 31,
	2020	2019

Admitted assets:

Cash and invested assets:

Bonds	$25,712,083	$13,803,525

Preferred stock	119,687	—

Common stock	223,883	144,888

Mortgage loans (net of allowances of $745 and $745)	4,123,666	2,692,690

Real estate occupied by the company	41,951	43,283

Real estate held for the production of income	1,825	1,365

Contract loans	3,874,206	3,995,291

Cash, cash equivalents and short-term investments	3,470,914	818,328

Securities lending collateral assets	206,811	303,282

Other invested assets	750,477	402,891

Total cash and invested assets	38,525,503	22,205,543

Investment income due and accrued	267,276	192,278

Premiums deferred and uncollected	16,256	15,199

Reinsurance recoverable	80,249	37,806

Funds held or deposited with reinsured companies	6,760,741	—

Current federal income taxes recoverable	70,655	44,457

Deferred income taxes	125,959	97,203

Due from parent, subsidiaries and affiliates	94,584	63,595

Other assets	669,038	490,832

Assets from separate accounts	28,455,204	25,634,438

Total admitted assets	$75,065,465	$48,781,351

See notes to statutory financial statements.	Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2020 and 2019

(In Thousands, Except Share Amounts)

	December 31,
	2020	2019

Liabilities, capital and surplus:

Liabilities:

Aggregate reserves for life policies and contracts	$36,087,118	$19,638,498

Liability for deposit-type contracts	5,215,962	60,296

Life and accident and health policy and contract claims	65,785	44,258

Provision for policyholders’ dividends	18,324	24,111

Liability for premiums received in advance	2	2

Unearned investment income	121	59

Asset valuation reserve	202,003	194,032

Interest maintenance reserve	678,773	(2,006)

Due to parent, subsidiaries and affiliates	16,578	77,613

Commercial paper	98,983	99,900

Payable under securities lending agreements	206,811	303,282

Other liabilities	1,858,504	1,265,123

Liabilities from separate accounts	28,455,194	25,634,428

Total liabilities	72,904,158	47,339,596

Commitments and contingencies (see Note 20)

Capital and surplus:

Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $1 par value; 50,000,000 shares authorized; 16,859,018 shares issued and outstanding	16,859	7,320

Surplus notes	921,980	395,811

Gross paid in and contributed surplus	3,782,019	714,300

Unassigned funds	(2,559,551)	324,324

Total capital and surplus	2,161,307	1,441,755

Total liabilities, capital and surplus	$75,065,465	$48,781,351

See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Operations

Years Ended December 31, 2020, 2019 and 2018

(In Thousands)

	Year Ended December 31,
	2020	2019	2018

Income:

Premium income and annuity consideration	$12,831,872	$(5,366,421)	$7,592,609

Net investment income	948,344	1,099,451	1,307,387

Amortization of interest maintenance reserve	39,141	8,280	24,863

Commission and expense allowances on reinsurance ceded	172,698	265,105	5,211

Fee income from separate accounts	62,302	101,629	160,573

Reserve adjustment on reinsurance ceded	7,157,573	(592,883)	(1,975,763)

Miscellaneous income	41,467	267,637	250,272

Total income	21,253,397	(4,217,202)	7,365,152

Expenses:

Death benefits	92,253	204,509	380,057

Annuity benefits	95,252	155,286	228,530

Disability benefits and benefits under accident and health policies	76	17,762	41,719

Surrender benefits	3,842,313	4,403,521	5,895,938

Increase (decrease) in aggregate reserves for life and accident and health policies and contracts	16,448,620	(8,139,385)	917,510

Other benefits	8,722	6,208	10,528

Total benefits	20,487,236	(3,352,099)	7,474,282

Commissions	2,222,528	162,942	196,489

Other insurance expenses	371,028	496,310	488,250

Net transfers from separate accounts	(809,028)	(1,328,143)	(1,112,465)

Interest maintenance reserve reinsurance activity	661,450	(512,033)	—

Total benefit and expenses	22,933,214	(4,533,023)	7,046,556

Net (loss) gain from operations before dividends to policyholders, federal income taxes and realized capital gains (losses)	(1,679,817)	315,821	318,596

Dividends to policyholders	18,497	23,461	31,276

Net (loss) gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	(1,698,314)	292,360	287,320

Federal income tax (benefit) expense	(20,260)	(98,467)	(17,604)

Net (loss) gain from operations before net realized capital gains (losses)	(1,678,054)	390,827	304,924

Net realized capital (losses) gains less capital gains tax and transfers to interest maintenance reserve	(16,958)	(8,022)	10,576

Net (loss) income	$(1,695,012)	$382,805	$315,500

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2020, 2019 and 2018

(In Thousands)

	Year Ended December 31,
	2020	2019	2018
Capital and surplus, beginning of year	$1,441,755	$1,326,919	$1,129,509

Net (loss) income	(1,695,012)	382,805	315,500

Dividends to stockholder	(357,752)	(639,801)	(152,295)

Change in net unrealized capital (losses) gains, net of income taxes	(288,936)	57,398	(11,491)

Change in minimum pension liability, net of income taxes	(1,589)	(4,209)	3,824

Change in asset valuation reserve	(7,971)	10,360	(846)

Change in non-admitted assets	(708,501)	92,424	28,921

Change in net deferred income taxes	256,714	(129,400)	(40,732)

Capital paid-in	9,539	—	—

Surplus paid-in	3,067,719	4,029	4,093

Change in surplus as a result of reinsurance	(83,521)	537,566	—

Change in capital and surplus as a result of separate accounts	—	(428)	(208)

Change in unrealized foreign exchange capital gains (losses)	2,693	(20)	(1,125)

Change in surplus notes	526,169	(195,888)	51,769

Net change in capital and surplus for the year	719,552	114,836	197,410

Capital and surplus, end of year	$2,161,307	$1,441,755	$1,326,919

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flows

Years Ended December 31, 2020, 2019 and 2018

(In Thousands)

	Year Ended December 31,
	2020	2019	2018

Operating activities:

Premium income, net of reinsurance	$6,588,902	$3,654,066	$5,352,630

Investment income received, net of investment expenses paid	809,931	962,732	1,136,338

Other miscellaneous income received	59,348	577,059	160,008

Benefit and loss related payments, net of reinsurance	(3,803,044)	(4,542,350)	(6,417,233)

Net transfers from separate accounts	816,837	1,375,094	1,097,423

Commissions, other expenses and taxes paid	(2,758,668)	(526,161)	(644,838)

Dividends paid to policyholders	(24,228)	(30,537)	(38,959)

Federal income taxes (paid) received, net	(18,530)	5,267	(38,241)

Net cash provided by operating activities	1,670,548	1,475,170	607,128

Investing activities:

Proceeds from investments sold, matured or repaid:

Bonds	2,794,468	2,430,562	3,351,579

Stocks	53	19,187	3,704

Mortgage loans	295,116	343,441	357,545

Other invested assets	38,065	19,597	25,233

Net gains on cash, cash equivalents and short-term investments	83	5	—

Miscellaneous proceeds	544,448	24,100	22,212

Cost of investments acquired:

Bonds	(6,396,829)	(2,770,357)	(3,398,701)

Stocks	(221,630)	(3,585)	(38,742)

Mortgage loans	(89,330)	(114,542)	(697,245)

Real estate	(2,724)	(9,052)	(4,319)

Other invested assets	(905,616)	(46,617)	(36,870)

Miscellaneous applications	(274,834)	—	(39,654)

Net change in contract loans and premium notes	127,912	(3,120)	(1,355)

Net cash used in investing activities	(4,090,818)	(110,381)	(456,613)

Financing and miscellaneous activities:

Surplus notes	527,500	(195,000)	51,410

Capital and paid in surplus	3,076,665	3,130	3,325

Deposit-type contracts, net	1,963,991	(5,399)	(18,908)

Dividends to stockholder	(357,752)	(639,801)	(152,295)

Funds (repaid) borrowed, net	(916)	1,041	(1,027)

Other	(136,621)	60,135	(45,670)

Net cash provided by (used in) financing and miscellaneous activities	5,072,867	(775,894)	(163,165)

Net increase (decrease) in cash, cash equivalents and short-term investments and restricted cash	2,652,597	588,895	(12,650)

Cash, cash equivalents and short-term investments and restricted cash:

Beginning of year	818,329	229,434	242,084

End of year	$3,470,926	$818,329	$229,434

The cash, cash equivalents and short-term investments and restricted cash balance includes $12 and $1 of restricted cash as of December 31, 2020 and 2019, respectively, which is non-admitted and not included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flows

Years Ended December 31, 2020, 2019 and 2018

(In Thousands)

	Year Ended December 31,
	2020	2019	2018

Non-cash investing and financing transactions during the year:

Share-based compensation expense	$593	$899	$768

Fair value of assets acquired in settlement of bonds	—	—	28,815

In 2020, non-cash transfers of $9,848 million of assets and liabilities occurred as a part of the MassMutual transaction. In 2019, non-cash transfers of $8,938 million of assets and liabilities occurred as a part of the Protective transaction. Refer to Note 9 for further information on the MassMutual and Protective transactions.

See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

1. Organization and Significant Accounting Policies

Great-West Life & Annuity Insurance Company (the “Company” or “GWL&A”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance (“Division”).

The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in all states in the United States, except New York, and in the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. The Company is also a licensed reinsurer in New York.

Effective December 31, 2020, the Company completed the acquisition, via indemnity reinsurance (“the MassMutual transaction”), of the retirement services business of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company has now assumed the economics and risks associated with the reinsurance business. Per the transaction agreement, the Company acquired statutory assets equal to liabilities. The business assumed is primarily group annuities. See Note 9 for further discussion of the MassMutual transaction.

Effective June 1, 2019, the Company completed the sale, via indemnity reinsurance (the “Protective transaction”), of substantially all of its individual life insurance and annuity business to Protective Life Insurance Company (“Protective”) who now assumes the economics and risks associated with the reinsured business. Per the transaction agreement, the Company transferred statutory assets equal to liabilities. The business transferred included bank-owned and corporate-owned life insurance, single premium life insurance, individual annuities as well as closed block life insurance and annuities. The Company retained a block of life insurance, predominantly participating policies which are now administered by Protective, as well as a closed reinsurance acquired block. Post-transaction, the Company focuses on the defined contribution retirement and asset management markets. See Note 9 for further discussion of the Protective transaction.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Division. The Division requires that insurance companies domiciled in the State of Colorado prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner.

The only prescribed deviation that impacts the Company allows the Company to account for certain separate account products at book value instead of fair value. The Division has not permitted the Company to adopt any accounting practices that have an impact on the Company’s statutory financial statements as compared to NAIC SAP or the Division’s prescribed accounting practices. There is no impact to either capital and surplus or net income as a result of the prescribed accounting practice.

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•

Bonds, including loan-backed and structured securities (collectively referred to as “bonds”), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners (“NAIC”) designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•

Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value. Under GAAP, redeemable preferred stocks are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•

As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•

As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is generally designated as a non-admitted asset and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•

As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses and OTTI” in the notes to the statutory financial statements.

•

Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Under GAAP, these transactions are recorded as forward settling to be announced (“TBA”) securities that are accounted for as derivative instruments, but hedge accounting is not elected as the Company does not regularly accept delivery of such securities when issued.

•

Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•

Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned funds, whereas under GAAP deferred taxes are included in the determination of net income.

•

Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

•

For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition.

•

For statutory purchases, the excess of the cost of acquiring an entity over the Company’s share of the book value of the acquired entity is recorded as goodwill which is admissible subject to limitations and is amortized over the period in which the Company benefits economically, not to exceed ten years. For statutory mergers, no acquisition is recognized because it

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

is accomplished without exchanging resources. As such, the recorded assets, liabilities, and surplus of the acquired company (adjusted to conform to statutory accounting principles) will be carried forward into the combined company. Under GAAP in a business combination, the excess of the cost of acquiring an entity over the acquisition-date fair value of identifiable assets acquired and liabilities assumed is allocated between goodwill, indefinite-lived intangible assets and definite-lived intangible assets. Goodwill and indefinite-lived intangible assets are not amortized and definite-lived intangible assets are amortized over their estimated useful lives under GAAP.

•

Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•	Surplus notes are reflected as a component of capital and surplus, whereas under GAAP they are reflected as a liability.

•

The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

•

Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

•

Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•

Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•	Comprehensive income and its components are not presented in the statutory financial statements.

•

The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•

For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transaction are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Department, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Cost of reinsurance (i.e. the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

derivatives in the absence of quoted market values, impairment of investments and derivatives, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

Impact of COVID-19 on significant judgments, estimates and assumptions

Beginning in January 2020, the outbreak of a virus known as COVID-19 and ensuing global pandemic have resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and significant market uncertainty. In the first quarter of 2020, global financial markets experienced material and rapid declines and significant volatility; however, following March 31, 2020, the markets have experienced recoveries. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 pandemic continues to be unknown at this time, as is the efficacy of the government and central bank interventions. The results of the Company reflect management’s judgments regarding the impact of prevailing market conditions.

Significant statutory accounting policies

Investments

Investments are reported as follows:

•	In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

•

Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision.

Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•

Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, allowances for credit losses, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Prepayment penalty and origination fees are recognized in net investment income upon receipt.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•

Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

Additionally, the Company considers the temporary relief granted by the Statutory Accounting Principles Working Group (“SAPWG”) in response to the Coronavirus, Aid, Relief, and Economic Security Act (the “CARES Act”). The relief gives temporary statutory exception for impairment assessment on bank loans, mortgage loans and investment products with underlying mortgage loans due to situations as a result of COVID-19 including the forbearance or modification of mortgage loan payments. SAPWG also granted practical expedients in determining whether a modification is a concession (insignificant) or if it is a TDR. The provisions of these guidance are applicable through the earlier of January 1, 2022, or 60 days after the date on which the national emergency concerning COVID–19 terminates.

•

Real estate properties held for the production of income are valued at depreciated cost less encumbrances. Real estate is depreciated on a straight-line basis over the estimated life of the building or term of the lease for tenant improvements.

•

Real estate properties occupied by the Company are carried at depreciated cost unless the carrying amount of the asset is deemed to be unrecoverable. The Company includes in both net investment income and other operating expenses an amount for rent relating to real estate properties occupied by the Company. Rent is derived from consideration of the repairs,

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

expenses, taxes, interest and depreciation incurred. The reasonableness of the amount of rent recorded is verified by comparison to rent received from other like properties in the same area.

•

Limited partnership interests are included in other invested assets and are accounted for using either net asset value per share (“NAV”) as a practical expedient to fair value. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minor equity interest and no significant influence over the entity’s operations.

•

Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value.

•

Common stocks, other than stocks of subsidiaries and stocks of the Federal Home Loan Bank (“FHLB”), are recorded at fair value based on the most recent closing price of the common stock as quoted on its exchange. Common stocks of the FHLB are reported at cost. Related party mutual funds, which are carried at fair value, are also included in common stocks. The net unrealized gain or loss on common stocks is reported as a component of surplus.

Investments in subsidiaries are carried on the equity basis with unrealized changes in value recorded in surplus and dividends received recorded in investment income.

•	Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

•

The Company enters into reverse repurchase agreements with third party broker-dealers for the purpose of enhancing the total return on its investment portfolio. The repurchase trading strategy involves the purchase of securities, with a simultaneous agreement to resell similar securities at a future date at an agreed-upon price. Securities purchased under these agreements are accounted for as secured borrowings, and are reported at amortized cost in cash, cash equivalents and short-term investments.

Under these tri-party repurchase agreements, the designated custodian takes possession of the underlying collateral on the Company’s behalf, which is required to be cash or government securities. The fair value of the securities is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The collateral cannot be sold or repledged and has not been recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s right to

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included as a liability in repurchase agreements.

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds or short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral. Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•

Surplus notes, which are recorded in other invested assets, are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the surplus note is designated a NAIC three to six, in which case it is reported at the lower of amortized cost or fair value.

•

The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	Downgrade of a bond investment by a credit rating agency;
•	Deterioration of the financial condition of the issuer;
•	The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and
•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

For loan-backed and structured securities, if management does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For bonds not backed by other loans or assets, if management does not intend to sell the bond and has the intent and ability to hold but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

○	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

○

Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data.

The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, cross-currency swaps, foreign currency forwards, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected, or that are not eligible for hedge accounting, are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed lifetime withdrawal benefit (“GLWB”) liability, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (d) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Securities pledged to the Company generally consist of U.S. government or U.S. government agency securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

Cash collateral pledged by the Company is included in other assets.

The Company may purchase a financial instrument that contains a derivative embedded in the financial instrument. Contracts that do not in their entirety meet the definition of a derivative instrument, may contain “embedded” derivative instruments implicit or explicit terms that affect some or all of the cash flows or the value of other exchanges required by the contract in a manner similar to a derivative instrument. An embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument.

Funds held or deposited with reinsured companies

Funds held by reinsurers are receivables from ceding entities. Interest earned on the funds withheld receivable are included as a component of aggregate write-ins for miscellaneous income.

Goodwill

Goodwill, resulting from acquisitions of subsidiaries that are reported in common stock and other invested assets, is amortized to unrealized capital gains/(losses) over the period in which the Company benefits economically, not to exceed ten years. Goodwill resulting from assumption reinsurance is reported in goodwill and is amortized to other insurance expenses over the period in which the Company benefits economically, not to exceed ten years. Admissible goodwill is limited in the aggregate to 10% of the Company’s adjusted capital and surplus. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as impairment and recorded as a realized loss in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2020, 2019 and 2018.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and benefit expense. Invested assets and reserved ceded or assumed on deposit type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract.

Cash value of company owned life insurance

The Company is the owner and beneficiary of life insurance policies which are included in Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus at their cash surrender values. At December 31, 2020, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 23% equity, 42% fixed income, 32% cash and short terms, and 3% other. At December 31, 2019, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 9% equity, 34% fixed income, and 57% cash and short terms.

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus. Real estate due and accrued income is excluded from net investment income if its collection is uncertain.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned funds.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

2. Accounting Changes

Changes in Accounting Principles

In 2009, the NAIC introduced Principle-Based Reserving (“PBR”) as a new method for calculating life insurance policy reserves. In cases where the PBR reserve is higher, it will replace the historic formulaic measure with one that more accurately reflects the risks of highly complex products. PBR is effective for 2017; however, companies are permitted to delay implementation until January 1, 2020. The Company adopted this standard on January 1, 2020, which did not have a material effect on the Company’s financial statements.

In 2020, SAPWG adopted a revised SSAP 32R, Preferred Stock, and a corresponding Issue Paper No. 164, Preferred Stock. The revised SSAP improves the definition of preferred stock, revises the measurement guidance based on the type and terms of preferred stock held, and clarifies the impairment and dividend recognition guidance. The standard was adopted with an effective date of January 1, 2021 with early adoption permitted. The Company early adopted this revision and the adoption of this standard did not have a material effect on the Company’s financial statements.

3. Related Party Transactions

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, sales and service support and marketing services. The following table presents revenue earned, expenses incurred and expense reimbursement from insurance and non-insurance related parties for services provided and/or received pursuant to the service agreements. These amounts, in accordance with the terms of the contracts, are based upon market price, estimated costs incurred or resources expended as determined by number of policies, certificates in-force, administered assets or other similar drivers.

On January 1, 2020, the Company and its subsidiaries implemented an organizational change to simplify its corporate structure and affiliated transactions. The transaction included the following changes impacting the Company:

•	Substantially all employees of GWL&A and its other subsidiaries were transferred to the Empower.

•	Empower assumed all recordkeeping related revenues either by direct assignment of contracts or through a transition services agreement between Empower, GWL&A, and GWL&A’s subsidiaries.

•	Substantially all vendor contracts were assigned to Empower.

•	Empower entered into an administrative services agreement whereby it provides corporate and other shared services to GWL&A and its affiliates and is reimbursed for expenses incurred.

•

Empower acquired assets and assumed liabilities from GWL&A and GWL&A’s subsidiaries including furniture, equipment, and software, deferred contract costs, certain other current assets including prepaid assets, and certain other liabilities including employee-related benefit and payroll liabilities and GWL&A’s post-retirement medical plan. The assets acquired and liabilities assumed by Empower were settled in cash based on their value under International Financial Reporting Standards (“IFRS”). Any differences between the value of the assets and liabilities on an IFRS basis and a Statutory basis were settled by dividends or capital contributions between entities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

		Year Ended December 31,			Financial
Description	Related party	2020	2019	2018	statement line

Provides corporate support service	Insurance affiliates: Great-West Life & Annuity Insurance Company of New York (“GWL&A NY”)(1),The Canada Life Assurance Company (“CLAC”)(2) and Great-West Life Assurance Company (“Great-West Life”)(2)	$(14,626)	$(23,958)	$(15,522)	Other insurance benefits and expenses
	Non-insurance affiliates: Empower(1), Advised Assets Group, LLC (“AAG”)(1), Great-West Capital Management, LLC (“GWCM”)(1), Great-West Trust Company, LLC (“GWTC”)(1), GWFS Equities, Inc. (“GWFS”)(1),Great-West Financial Retirement Plan Services (“Great-West RPS”)(1) and MAM Holding Inc. (2)	—	(151,179)	(142,424)
	Total	(14,626)	(175,137)	(157,946)

Receives corporate support services	Non-insurance affiliate: Empower(1)	332,652	—	—	Other insurance benefits and expenses
Provides recordkeeping fees under temporary service agreement for recordkeeping agreements not yet transferred to Empower	Non-insurance affiliate: Empower(1)	(194,795)	—	—	Fee income
Receives commissions under temporary service agreement for recordkeeping agreements not yet transferred to Empower	Non-insurance and insurance affiliates: Empower(1), GWL&A NY (1)	(77,139)	—	—	Commissions

Provides marketing, distribution and administrative services to certain underlying funds and/or mutual funds	Non-insurance affiliate: GWFS(1)	7,101	172,702	198,976	Other income

Provides record-keeping services	Non-insurance affiliates: GWTC(1)	—	45,101	38,200	Other income

	Non-insurance related party: Great-West Funds(4)	20,506	61,194	65,281

	Total	20,506	106,295	103,481
Receives record-keeping services	Insurance affiliate: GWL&A NY(1)	(1,460)	(2,328)	(2,551)	Other income
	Non-insurance affiliates: Empower(1)and GWTC(1)	(15,339)	(388,302)	(342,803)
	Total	(16,799)	(390,630)	(345,354)

Receives custodial services	Non-insurance affiliate: GWTC(1)	—	(13,526)	(12,410)	Other income

Receives reimbursement from tax sharing indemnification related to state and local tax liabilities	Non-insurance affiliate: Putnam Investments LLC (“Putnam”) (3)	16,282	9,733	9,140	Other income

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

(3) A wholly-owned subsidiary of Lifeco U.S.

(4) An open-end management investment company, a related party of GWL&A

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2020, 2019 and 2018, these purchases totaled $330,974, $224,708 and $169,857 respectively. As the general account investment contracts are also included in the separate account balances in the accompanying statutory statements of admitted assets, liabilities, capital and surplus, the Company has included the separate account assets and liabilities of $249,802 and $288,076 at December 31, 2020 and 2019, respectively, which is also included in the assets and liabilities of the general account at those dates.

During June of 2018, the Company invested $35,000 to fund the initial creation of five mutual funds offered by its subsidiary, GWCM. When the funds met certain targets for customer investment, the Company began redeeming its interests. The remaining investments were $17,679 and $15,546 at December 31, 2020 and 2019, respectively.

The following table summarizes amounts due from parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2020	2019

Empower(1)	On account	On demand	$46,104	$—

GWFS(1)	On account	On demand	34,743	34,625

CLAC(2)	On account	On demand	—	11,630

GWTC(1)	On account	On demand	290	7,807

AAG(1)	On account	On demand	—	5,141

GWCM(1)	On account	On demand	—	1,610

GWL&A NY(1)	On account	On demand	214	1,470

Great-West RPS(1)	On account	On demand	3	700

Great-West South Carolina (“GWSC”)(1)	On account	On demand	7,351	509

Putnam(3)	On account	On demand	4,951	103

Other related party receivables	On account	On demand	928	—

Total			$94,584	$63,595

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

(3) A wholly-owned subsidiary of Lifeco U.S.

The following table summarizes amounts due to parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2020	2019

Empower(1)	On account	On demand	$—	$76,024

CLAC(2)	On account	On demand	683	917

Personal Capital Corporation(1)	On account	On demand	15,473	—

Other related party payables	On account	On demand	422	672

Total			$16,578	$77,613

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

Included in current federal income taxes recoverable at December 31, 2020 and 2019 is $73,029 and $45,900, respectively, of income tax receivable from Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company received/(paid) cash payments of $12,506, $2,727 and ($42,577) from its subsidiary, GWSC, in 2020, 2019 and 2018 respectively, under the terms of its tax sharing agreement. The amount paid in 2018 is for the utilization of GWSC’s operating loss carryforward amounts which were fully utilized as of that year. Additionally, during the years ended December 31, 2020, 2019 and 2018, the Company received interest income of $1,661, $2,085 and $2,527 respectively, from GWSC relating to the tax sharing agreement.

During the year ended December 31, 2020, the Company received dividends and return of capital of $142,500 and $7,000, respectively, from its subsidiaries, the largest being $61,000 from AAG. During the year ended December 31, 2019, the Company received dividends and return of capital of $108,803 and $12,497, respectively, from its subsidiaries, the largest being $40,000 from Empower. During the year ended December 31, 2018, the Company received dividends and return of capital of $106,000 and $680 respectively, from its subsidiaries, the largest being $42,000 from AAG.

During the years ended December 31, 2020 and 2019, the Company paid cash dividends to GWL&A Financial in the amounts of $357,752 and $639,801 respectively.

The Company and GWL&A NY have an agreement whereby the Company has committed to provide GWL&A NY financial support related to the maintenance of adequate regulatory surplus and liquidity.

4. Summary of Invested Assets

Investments in bonds consist of the following:

	December 31, 2020
	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value

U.S. government	$159,577	$1,744	$226	$161,095

All other governments	11,113	—	—	11,113

U.S. states, territories and possessions	654,122	97,055	—	751,177

Political subdivisions of states and territories	378,996	23,006	—	402,002

Industrial and miscellaneous	18,019,556	916,950	13,489	18,923,017

Parent, subsidiaries and affiliates	6,433	—	—	6,433

Hybrid securities	151,305	1,800	9,372	143,733

Loan-backed and structured securities	6,330,981	156,801	12,050	6,475,732

Total bonds	$25,712,083	$1,197,356	$35,137	$26,874,302

	December 31, 2019
	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value

U.S. government	$11,076	$1,446	$—	$12,522

U.S. states, territories and possessions	656,713	85,867	—	742,580

Political subdivisions of states and territories	204,355	18,098	—	222,453

Industrial and miscellaneous	8,024,719	453,056	2,842	8,474,933

Parent, subsidiaries and affiliates	10,810	—	—	10,810

Hybrid securities	165,032	147	14,831	150,348

Loan-backed and structured securities	4,730,820	77,213	11,915	4,796,118

Total bonds	$13,803,525	$635,827	$29,588	$14,409,764

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2020
	Book/adjusted carrying value	Fair value

Due in one year or less	$1,359,756	$1,374,606

Due after one year through five years	6,086,988	6,430,238

Due after five years through ten years	8,531,983	8,990,876

Due after ten years	4,257,648	4,458,122

Loan-backed and structured securities	6,330,981	6,475,732

Total bonds	$26,567,356	$27,729,574

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities:

	Years ended December 31,
	2020	2019 2018

Consideration from sales	$15,627,075	$18,741,779	$12,788,008

Gross realized gains from sales	81,504	511,103	32,672

Gross realized losses from sales	7,045	46,129	30,960

At December 31, 2019, consideration from sales include securities transferred to Protective as part of the Protective transaction (see Note 9 for additional information).

Unrealized losses on bonds

The following tables summarize gross unrealized investment losses including the non-credit-related portion of OTTI losses, by class of investment:

	December 31, 2020
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI

U.S. government	$149,402	$226	$—	$—	$149,402	$226

Industrial and miscellaneous	1,216,567	13,291	246,659	12,808	1,463,226	26,099

Hybrid securities	23,981	1,199	77,882	8,173	101,863	9,372

Loan-backed and structured securities	672,983	7,412	314,125	6,800	987,108	14,212

Total bonds	$2,062,933	$22,128	$638,666	$27,781	$2,701,599	$49,909

Total number of securities in an unrealized loss position		168		47		215

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2019
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI

Industrial and miscellaneous	435,115	2,113	620,988	36,363	1,056,103	38,476

Hybrid securities	12,402	93	116,868	14,739	129,270	14,832

Loan-backed and structured securities	745,246	4,367	585,239	9,796	1,330,485	14,163

Total bonds	$1,192,763	$6,573	$1,323,095	$60,898	$2,515,858	$67,471

Total number of securities in an unrealized loss position		95		102		197

Bonds - Total unrealized losses and OTTI decreased by $17,562, or 26%, from December 31, 2019 to December 31, 2020. The decrease in unrealized losses was in industrial and miscellaneous as well as hybrid securities, and was primarily driven by higher valuations as a result of lower interest rates at December 31, 2020 compared to December 31, 2019. This decrease was offset by increases in the less than twelve month category of all asset categories, and reflects an increase in interest rates during fourth quarter of 2020 resulting in lower valuations of these bonds.

Total unrealized losses greater than twelve months decreased by $33,117 from December 31, 2019 to December 31, 2020. Industrial and miscellaneous account for 46%, or $12,808 of the unrealized losses and OTTI greater than twelve months at December 31, 2020. The majority of these bonds continue to be designated as investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities account for 24%, or $6,800, of the unrealized losses and OTTI greater than twelve months at December 31, 2020. Of the $6,800 of unrealized losses and OTTI over twelve months on loan-backed and structured securities, 94% or $6,412 are on securities which continue to be designated as investment grade. The present value of cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 16% and 21% of total invested assets at December 31, 2020 and 2019, respectively.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value, inclusive of accrued income and expense, of derivative instruments with credit-risk-related contingent features that were in a net liability position was $128,238 and $68,046 as of December 31, 2020 and 2019, respectively. The Company had pledged collateral related to these derivatives of $7,181 and $5,022 as of December 31, 2020 and 2019, respectively, in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2020 the fair value of assets that could be required to settle the derivatives in a net liability position was $121,057.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

At December 31, 2020 and 2019, the Company had pledged $7,181 and $5,022, respectively, of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $54,302 unrestricted cash and securities collateral and $71,130 of unrestricted cash collateral to the Company to satisfy collateral netting arrangements, respectively.

At December 31, 2020 and 2019, the Company had pledged U.S. Treasury bills in the amount of $5,334 and $2,331, respectively, with a broker as collateral for futures contracts.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities and debt obligations from a floating rate to a fixed rate.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: exchange-traded interest rate swap futures, OTC interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures and treasury interest rate futures. Certain of the Company’s OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures on equity indices to offset changes in GLWB liabilities; however, they are not eligible for hedge accounting.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables summarize derivative financial instruments:

	December 31, 2020
	Notional amount	Net book/adjusted carrying value (1)	Fair value (2)

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Interest rate swaps	$22,300	$—	$10,705

Cross-currency swaps	875,569	(4,071)	9,352

Total derivatives designated as hedges	897,869	(4,071)	20,057

Derivatives not designated as hedges:

Interest rate swaps	1,040,944	11,326	11,449

Futures on equity indices	2,957	1,172	1

Interest rate futures	10,500	4,162	—

Interest rate swaptions	174,000	34	34

Cross-currency swaps	541,142	23,084	21,234

Foreign currency forwards	1,510,024	(26)	(26)

Total derivatives not designated as hedges	3,279,567	39,752	32,692

Total cash flow hedges, and derivatives not designated as hedges	$4,177,436	$35,681	$52,749

(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

(2) The fair value includes accrued income and expense.

	December 31, 2019
	Notional amount	Net book/adjusted carrying value (1)	Fair value (2)

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Interest rate swaps	$22,300	$—	$8,385

Cross-currency swaps	880,490	35,372	38,370

Total cash flow hedges	902,790	35,372	46,755

Derivatives not designated as hedges:

Interest rate swaps	933,930	2,078	1,487

Futures on equity indices	6,890	545	(17)

Interest rate futures	22,600	1,786	2

Interest rate swaptions	186,550	20	20

Cross-currency swaps	541,142	21,894	20,442

Total derivatives not designated as hedges	1,691,112	26,323	21,934

Total cash flow hedges and derivatives not designated as hedges	$2,593,902	$61,695	$68,689

(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

(2) The fair value includes accrued income and expense.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents net unrealized gains/(losses) on derivatives not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus:

	Net unrealized gain (loss) on derivatives recognized in surplus
	Year Ended December 31,
	2020	2019	2018

Derivatives not designated as hedging instruments:

Interest rate swaps	$7,306	$13,954	$(8,039)

Interest rate swaptions	180	123	198

Futures on equity indices	94	(241)	297

Interest rate futures	6	(132)	159

Cross-currency swaps	(3,975)	(8,396)	32,525

Foreign currency forwards	(20)	—	—

Total	$3,591	$5,308	$25,140

Securities lending

Securities with a cost or amortized cost of $199,546 and $296,583, and estimated fair values of $201,848 and $297,018 were on loan under the program at December 31, 2020 and 2019, respectively.

The following table summarizes securities on loan by category:

	December 31,		December 31,
	2020		2019
	Book/adjusted carrying value	Fair value	Book/adjusted carrying value	Fair value

Hybrid securities	$—	$—	$2,224	$2,028

Industrial and miscellaneous	78,553	80,855	15,734	16,365

U.S. government	120,993	120,993	278,625	278,625

	$199,546	$201,848	$296,583	$297,018

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $206,811 and $303,282 as collateral at December 31, 2020 and 2019, respectively. This cash was reinvested into money market funds and short-term repurchase agreements which are collateralized by U.S. government or U.S. government agency securities and mature in under 30 days.

Reverse repurchase agreements

The Company had short-term reverse repurchase agreements with book/adjusted carrying values of $2,900 and $3,300 at December 31, 2020 and December 31, 2019, respectively, with maturities of 2 days to 1 week. The fair value of securities acquired under the tri-party agreement and held on the Company’s behalf was $2,958 and $3,366 at December 31, 2020 and December 31, 2019, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Restricted assets

The following tables summarize investments on deposit or trust accounts controlled by various state insurance departments in accordance with statutory requirements as well as other deposits and collateral pledged by the Company:

	December 31, 2020
	Gross (Admitted & Non-admitted) Restricted									Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non- admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non- admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category:

Collateral held under security lending arrangements	$206,811	$—	$—	$—	$206,811	$303,282	$(96,471)	$—	$206,811	0.27%	0.28%

Subject to reverse repurchase agreements	2,900	—	—	—	2,900	3,300	(400)	—	2,900	0.00%	0.00%

FHLB capital stock	500	—	—	—	500	—	500	—	500	0.00%	0.00%

On deposit with states	4,264	—	—	—	4,264	4,294	(30)	—	4,264	0.01%	0.01%

On deposit with other regulatory bodies	554	—	—	—	554	579	(25)	—	554	0.00%	0.00%

Pledged as collateral not captured in other categories:

Futures margin deposits	5,334	—	1,411	—	6,745	2,330	4,415	—	6,745	0.01%	0.01%

Derivative cash collateral	7,181	—	271	—	7,452	5,022	2,430	—	7,452	0.01%	0.01%

Other restricted assets	1,175	—	—	—	1,175	1,218	(43)	—	1,175	0.00%	0.00%

Total Restricted Assets	$228,719	$—	$1,682	$—	$230,401	$320,025	$(89,624)	$—	$230,401	0.30%	0.31%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2019
	Gross (Admitted & Non-admitted) Restricted									Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non- admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non- admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category:

Collateral held under security lending arrangements	$303,282	$—	$—	$—	$303,282	$45,102	$258,180	$—	$303,282	0.62%	0.62%

Subject to reverse repurchase agreements	3,300	—	—	—	3,300	11,200	(7,900)	—	3,300	0.01%	0.01%

Subject to dollar repurchase agreements	—	—	—	—	—	688,765	(688,765)	—	—	0.00%	0.00%

On deposit with states	4,294	—	—	—	4,294	4,443	(149)	—	4,294	0.01%	0.01%

On deposit with other regulatory bodies	579	—	—	—	579	603	(24)	—	579	0.00%	0.00%

Pledged as collateral not captured in other categories:

Futures margin deposits	2,330	—	—	—	2,330	8,197	(5,867)	—	2,330	0.01%	0.01%

Other collateral	—	—	—	—	—	5,320	(5,320)	—	—	0.00%	0.00%

Derivative cash collateral	5,022	—	—	—	5,022	30,220	(25,198)	—	5,022	0.01%	0.01%

Other restricted assets	1,218	—	—	—	1,218	1,259	(41)	—	1,218	0.00%	0.00%

Total Restricted Assets	$320,025	$—	$—	$—	$320,025	$795,109	$(475,084)	$—	$320,025	0.66%	0.66%

Net investment income

The following table summarizes net investment income:

	Years Ended December 31,
	2020	2019 2018

Bonds	$474,967	$621,993	$822,645

Preferred stock	3	—	—

Common stock	151	455	221

Mortgage loans	107,249	158,678	169,415

Real estate	28,964	27,577	26,557

Contract loans	197,843	200,298	199,507

Cash, cash equivalents and short-term investments	5,862	16,409	4,749

Derivative instruments	18,840	16,915	16,308

Other invested assets	155,506	121,675	125,821

Miscellaneous	5,303	4,462	1,896

Gross investment income	994,688	1,168,462	1,367,119

Expenses	(46,344)	(69,011)	(59,732)

Net investment income	$948,344	$1,099,451	$1,307,387

The amount of interest incurred and charged to investment expense during the years ended December 31, 2020, 2019 and 2018 was $17,078, $33,188 and $22,070, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table summarizes net realized capital gains (losses) on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2020	2019	2018

Net realized capital gains (losses), before federal income tax	$59,961	$574,372	$4,905

Less: Federal income tax	12,592	120,618	1,030

Net realized capital gains (losses), before IMR transfer	47,369	453,754	3,875

Net realized capital gains (losses) transferred to IMR, net of federal income tax of $17,100, $122,750 and ($1,781), respectively	64,327	461,776	(6,701)

Net realized capital gains (losses), net of federal income tax expense (benefit) of ($4,508), ($2,133) and 2,811, respectively, and IMR transfer	$(16,958)	$(8,022)	$10,576

Interest maintenance reserve

The following table summarizes activity in the interest maintenance reserve:

Year ended December 31,
2020

Reserve as of December 31, 2019	$(7,864)

Transferred into IMR, net of taxes	64,327

IMR reinsurance activity	661,451

Balance before amortization	717,914

Amortization released to Statement of Operations	(39,141)

Reserve as of December 31, 2020	$678,773

Concentrations

The Company had the following bond concentrations based on total invested assets:

	Concentration by type
	December 31,
	2020	2019

Industrial and miscellaneous	58%	51%

	Concentration by industry
	December 31,
	2020	2019

Financial services	14%	13%

Mortgage loans

The recorded investment of the commercial mortgage loan portfolio categorized as performing was $4,124,412 and $2,693,435, of which $1,634,389 and $0 were loan participation agreements as of December 31, 2020 and 2019, respectively. These mortgages were current as of December 31, 2020 and 2019.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The maximum lending rates for commercial mortgage loans originated during the years ended December 31, 2020 and 2019 were 3.50% and 4.70%, respectively. The minimum lending rates for commercial mortgage loans originated during the years ended December 31, 2020 and 2019 were 2.45% and 4.05%, respectively.

During 2020 and 2019, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 59% and 64%, respectively.

The balance in the commercial mortgage provision allowance was $745 as of December 31, 2020 and 2019. There was no provision activity for the years ended December 31, 2020 and 2019.

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type

	December 31,

	2020	2019

Multi-family	49%	44%

Industrial	15%	19%

Office	13%	18%

Retail	13%	12%

Other	10%	7%

	100%	100%

	Concentration by geographic area

	December 31,

	2020	2019

Pacific	36%	33%

East North Central	17%	20%

South Atlantic	13%	14%

Middle Atlantic	11%	8%

Other	10%	8%

West South Central	7%	10%

Mountain	6%	7%

	100%	100%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

5. Fair Value Measurements

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date

Type of financial instrument			December 31, 2020
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$26,874,302	$25,712,083	$—	$26,865,559	$8,743	$—	$26,874,302

Preferred stock	119,684	119,687	—	119,684	—	—	119,684

Common stock	20,240	20,240	19,740	500	—	—	20,240

Mortgage loans	4,263,386	4,123,666	—	4,263,386	—	—	4,263,386

Real estate	227,336	43,776	—	227,336	—	—	227,336

Cash, cash equivalents and short-term investments	3,470,912	3,470,914	2,612,741	858,171	—	—	3,470,912

Contract loans	3,874,206	3,874,206	—	3,874,206	—	—	3,874,206

Other long-term invested assets	244,393	235,484	—	93,637	—	150,756	244,393

Securities lending reinvested collateral assets	206,811	206,811	62,050	144,761	—	—	206,811

Collateral under derivative counterparty collateral agreements	43,689	43,689	43,689	—	—	—	43,689

Other collateral	1,130	1,130	1,130	—	—	—	1,130

Receivable for securities	87,076	84,973	—	87,076	—	—	87,076

Derivative instruments	180,996	160,628	10	180,986	—	—	180,996

Separate account assets	28,571,811	28,455,204	14,406,648	13,741,300	—	423,863	28,571,811

Total assets	$68,185,972	$66,552,491	$17,146,008	$50,456,602	$8,743	$574,619	$68,185,972

Liabilities:

Deposit-type contracts	$4,562,617	$5,215,962	$—	$4,562,617	$—	$—	$4,562,617

Commercial paper	98,983	98,983	—	98,983	—	—	98,983

Payable under securities lending agreements	206,811	206,811	62,050	144,761	—	—	206,811

Collateral under derivative counterparty collateral agreements	36,450	36,450	36,450	—	—	—	36,450

Other collateral	1,130	1,130	1,130	—	—	—	1,130

Payable for securities	1,277,598	1,277,598	—	1,277,598	—	—	1,277,598

Derivative instruments	128,246	130,281	8	128,238	—	—	128,246

Separate account liabilities	853,042	853,042	70	852,972	—	—	853,042

Total liabilities	$7,164,877	$7,820,257	$99,708	$7,065,169	$—	$—	$7,164,877

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

			Fair Value Measurements at Reporting Date

Type of financial instrument			December 31, 2019
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$14,409,764	$13,803,525	$—	$14,395,297	$14,467	$—	$14,409,764

Common Stock	20,249	20,249	20,249	—	—	—	20,249

Mortgage loans	2,742,188	2,692,690	—	2,742,188	—	—	2,742,188

Real estate	137,700	44,648	—	—	137,700	—	137,700

Cash, cash equivalents and short-term investments	818,328	818,328	298,720	519,608	—	—	818,328

Contract loans	3,995,291	3,995,291	—	3,995,291	—	—	3,995,291

Other long-term invested assets	128,287	120,934	—	38,070	—	90,217	128,287

Securities lending collateral assets	303,282	303,282	33,164	270,118	—	—	303,282

Collateral under derivative counterparty collateral agreements	76,212	76,212	76,212	—	—	—	76,212

Other collateral	504	504	504	—	—	—	504

Receivable for securities	6,853	5,313	—	6,853	—	—	6,853

Derivative instruments	136,753	124,254	3	136,750	—	—	136,753

Separate account assets	25,690,576	25,634,438	13,992,067	11,326,204	—	372,305	25,690,576

Total assets	$48,465,987	$47,639,668	$14,420,919	$33,430,379	$152,167	$462,522	$48,465,987

Liabilities:

Deposit-type contracts	$57,672	$60,296	$—	$57,672	$—	$—	$57,672

Commercial paper	99,900	99,900	—	99,900	—	—	99,900

Payable under securities lending agreements	303,282	303,282	33,164	270,118	—	—	303,282

Collateral under derivative counterparty collateral agreements	71,130	71,130	71,130	—	—	—	71,130

Other collateral	504	504	504	—	—	—	504

Payable for securities	733,150	733,150	—	733,150	—	—	733,150

Derivative instruments	68,064	62,559	19	68,045	—	—	68,064

Separate account liabilities	346,182	346,182	66	346,116	—	—	346,182

Total liabilities	$1,679,884	$1,677,003	$104,883	$1,575,001	$—	$—	$1,679,884

Bonds, preferred and common stock

The fair values for bonds, preferred and common stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Real estate

The estimated fair value for real estate is based on the unadjusted appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates.

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

The Company believes the fair value of contract loans approximates book value. Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contractholder or with proceeds from the contract. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company believes the fair value of contract loans approximates carrying value.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds.

Limited partnership interests represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies that primarily make private equity investments across diverse industries and geographical focuses. The net asset value, determined using the partnership financial statement reported capital account adjusted for other relevant information, which may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds, which are estimated to be liquidated over the next one to 10 years. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions.

Collateral under derivative counterparty collateral agreements and other collateral

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, foreign currency forwards, interest rate swaps and interest rate swaptions, are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities. Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities

Fair value hierarchy

The following tables present information about the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date

	December 31, 2020
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)

Common stock

Mutual funds	$17,679	$—	$—	$—	$17,679

Industrial and miscellaneous	2,061	—	—	—	2,061

Other invested assets

Limited partnerships	—	—	—	150,756	150,756

Derivatives

Interest rate swaps	—	86,984	—	—	86,984

Cross-currency swaps	—	37,028	—	—	37,028

Interest rate swaptions	—	34	—	—	34

Foreign currency forwards	—	2,670	—	—	2,670

Separate account assets (1)	14,351,361	12,467,593	—	423,863	27,242,817

Total assets	$14,371,101	$12,594,309	$—	$574,619	$27,540,029

Liabilities:

Derivatives

Interest rate swaps	$—	$75,535	$—	$—	$75,535

Cross-currency swaps	—	15,794	—	—	15,794

Foreign currency forwards	—	2,695	—	—	2,695

Separate account liabilities (1)	70	852,972	—	—	853,042

Total liabilities	$70	$946,996	$—	$—	$947,066

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Fair Value Measurements at Reporting Date

	December 31, 2019
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)

Common stock

Mutual funds	$15,545	$—	$—	$—	$15,545

Industrial and miscellaneous	4,704	—	—	—	4,704

Other invested assets

Limited partnerships	—	—	—	90,217	90,217

Derivatives

Interest rate swaps	—	36,516	—	—	36,516

Cross-currency swaps	—	35,457	—	—	35,457

Interest rate swaptions	—	20	—	—	20

Separate account assets (1)	13,935,424	10,123,099	—	372,305	24,430,828

Total assets	$13,955,673	$10,195,092	$—	$462,522	$24,613,287

Liabilities:

Derivatives

Interest rate swaps	$—	$35,029	$—	$—	$35,029

Cross-currency swaps	—	15,015	—	—	15,015

Separate account liabilities (1)	66	346,116	—	—	346,182

Total liabilities	$66	$396,160	$—	$—	$396,226

(1) Include only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

6.   Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2020			December 31, 2019
Type	Asset	Non- admitted asset	Admitted asset	Asset	Non- admitted asset	Admitted asset

Cash, cash equivalents and short-term investments	3,470,926	12	3,470,914	818,329	1	818,328

Other invested assets	1,294,506	544,029	750,477	403,986	1,095	402,891

Premiums deferred and uncollected	16,338	82	16,256	15,273	74	15,199

Deferred income taxes	457,205	331,246	125,959	205,256	108,053	97,203

Due from parent, subsidiaries and affiliate	155,676	61,092	94,584	118,239	54,644	63,595

Other prepaid assets	2,206	2,206	—	22,712	22,712	—

Capitalized internal use software	—	—	—	37,917	37,917	—

Furniture, fixtures and equipment	5,914	5,914	—	5,095	5,095	—

Reinsurance recoverable	80,435	186	80,249	37,806	—	37,806

Other assets	671,151	2,113	669,038	499,620	8,788	490,832

The following table summarizes the Company’s aggregate Statement of Admitted Assets, Liabilities, Capital and Surplus values of all subsidiary, controlled and affiliated entities (“SCA”), except insurance SCA entities as follows:

	December 31, 2020			December 31, 2019
Type	Asset	Non- admitted asset	Admitted asset	Asset	Non- admitted asset	Admitted asset

Common stock	$13,662	$—	$13,662	$13,537	$—	$13,537

Other invested assets	813,421	544,029	269,392	156,119	1,095	155,024

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

7.   Premiums Deferred and Uncollected

The following table summarizes the Company’s ordinary and group life insurance premiums and annuity considerations deferred and uncollected, both gross and net of loading:

	December 31, 2020		December 31, 2019
Type	Gross	Net of loading	Gross	Net of loading

Ordinary renewal business	$18,063	$16,256	$16,888	$15,199

Total	$18,063	$16,256	$16,888	$15,199

8.   Business Combination and Goodwill

Goodwill that arises as a result of the acquisition of subsidiary limited liability companies is included in other invested assets in the accompanying Statutory Statement of Admitted Assets, Liabilities and Capital.

On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the J.P. Morgan Retirement Plan Services (“RPS”) large-market recordkeeping business. This transaction was accounted for as a statutory purchase. Goodwill of $51,098 was recorded in other invested assets, which is being amortized over 10 years. At December 2020 and 2019, the Company has $0 and $23,846, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2020, 2019 and 2018, the Company recorded $5,110, $5,109 and $5,110, respectively, of goodwill amortization related to this acquisition.

On August 17, 2020, the Company completed the acquisition of all of the voting equity interests in the Personal Capital Corporation, an industry-leading registered investment adviser and digital wealth manager. This transaction was accounted for as a statutory acquisition. Goodwill of $819,403 was recorded in other invested assets, which is being amortized over 10 years. At December 2020 and 2019, the Company has $277,474 and $0, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2020, 2019 and 2018, the Company recorded $27,313, $0 and $0, respectively, of goodwill amortization related to this acquisition.

Purchased Entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of December 31, 2020	Amount of goodwill amortized for the year ended December 31, 2020	Admitted goodwill as a % of SCA book/adjusted carrying value, gross of admitted goodwill

Retirement Plan Services	August 29, 2014	$64,169	$51,098	$—	$5,110	—%

Personal Capital Corporation	August 17, 2020	$854,190	$819,403	$277,474	$27,313	70.8%

9. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains an initial maximum of $3,500 of coverage per individual life. This initial retention limit of $3,500 may increase due to automatic policy increases in coverage at a maximum rate of $175 per annum, with an overall maximum increase in coverage of $1,000. Effective June 1, 2019, all risks on non-participating policies within the above retention limits were ceded to Protective.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Additionally, Protective, which represents the Company’s most significant ceded reinsurance relationship, is an authorized reinsurer and the Protective transaction is secured by assets held in a trust.

The Company assumes risk from approximately 40 insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. When assuming risk, the Company seeks to generate revenue while maintaining reciprocal working relationships with these partners as they also seek to limit their exposure to loss on any single life.

Maximum capacity to be retained by the Company is dictated at the treaty level and is monitored annually to ensure the total risk retained on any one life is limited to a maximum retention of $4,500.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2020, 2019 and 2018 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

On December 31, 2020 the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of Massachusetts Mutual Life Insurance Company. The MassMutual transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset (in millions):

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	December 31,
2020

Admitted assets:

Cash and invested assets:

Bonds	$7,855

Preferred stock	120

Mortgage loans	1,634

Other invested assets	132

Total cash and invested assets	9,741

Investment income due and accrued	64

Funds held or deposited with reinsured companies	6,761

Other assets	129

Total admitted assets	$16,695

December 31,
2020

Liabilities, capital and surplus:

Liabilities:

Aggregate reserves for life policies and contracts	$14,716

Liability for deposit-type contracts	3,183

Interest maintenance reserve	662

Other liabilities	113

Total liabilities	18,674

Capital and surplus:

Unassigned funds	(1,979)

Total capital and surplus	(1,979)

Total liabilities, capital and surplus	$16,695

Statutory Statements of Operations	December 31,
2020

Income:

Premium income and annuity consideration	$15,567

Total income	15,567

Expenses:

Increase in aggregate reserves for life and accident and health policies and contracts	14,716

Total benefits	14,716

Commissions	2,168

Interest maintenance reserve reinsurance activity	662

Total benefit and expenses	17,546

Net loss from operations before federal income taxes	$(1,979)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company received a capital contribution from parent of $2.8 billion to finance the transaction, as mentioned in Note 14.

Effective June 1, 2019, the Company terminated various related party reinsurance agreements and completed the sale, via indemnity reinsurance, of substantially all of its individual life insurance and annuity business to Protective. The Protective transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset (in millions):

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	December 31,
2019

Admitted assets:

Cash and invested assets:

Bonds	$(7,302)

Mortgage loans	(1,288)

Contract loans	(24)

Cash, cash equivalents and short-term investments	722

Other invested assets	(235)

Total cash and invested assets	(8,127)

Investment income due and accrued	(89)

Premiums deferred and uncollected	(10)

Reinsurance recoverable	25

Current federal income taxes recoverable	(1)

Deferred income taxes	(21)

Other assets	(3)

Total admitted assets	$(8,226)

December 31,
2019

Liabilities, capital and surplus:

Liabilities:

Aggregate reserves for life policies and contracts	$(8,287)

Aggregate reserves for accident and health policies	(288)

Liability for deposit-type contracts	(127)

Life and accident and health policy and contract claims	(74)

Provision for policyholders’ dividends	(63)

Interest maintenance reserve	(66)

Other liabilities	(33)

Total liabilities	(8,938)

Capital and surplus:

Gross paid in and contributed surplus	712

Total capital and surplus	712

Total liabilities, capital and surplus	$(8,226)

Statutory Statements of Operations	December 31,
2019
Income:

Premium income and annuity consideration	$(9,147)

Commission and expense allowances on reinsurance ceded	154

Total income	(8,993)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Expenses:

Decrease in aggregate reserves for life and accident and health policies and contracts	(8,575)

Total benefits	(8,575)

Net transfers from separate accounts	59

Interest maintenance reserve release	(512)

Total benefit and expenses	(9,028)

Net gain from operations before federal income taxes	35

Federal income tax benefit	(118)

Net income	$153

10. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Life Insurance	2.25% to 6.00%

	- Annuity Funds	1% to 11.25%

	- Disability	2.50% to 6.00%

Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980 and 2001 Commissioners Standard Ordinary (“CSO”) tables, and American Experience

- Annuity Funds

Various annuity valuation tables, primarily including the GA 1951, 71, 83a and 2012 Individual Annuitant Mortality (“IAM”), Group Annuity Reserve (“GAR”) 94, 1971 and 1983 Group Annuity Mortality (“GAM”), and Annuity 2000

Morbidity	- Disability	1970 Intercompany DISA Group Disability Tables

The Company waives deduction of deferred fractional premiums upon the death of the insured. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2020 and 2019, the Company had $3,766,969 and $3,925,596, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division.

Tabular interest, tabular interest on funds not involving life contingencies and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released has been determined from basic data for the calculation of aggregate reserves and the actual reserves released.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$13,534,241	$—	$—	$13,534,241	25.2%

At book value less current surrender charges of 5% or more	820,107	—	—	820,107	1.5%

At fair value	2,558,655	7,785,289	11,517,720	21,861,664	40.4%

Total with adjustment or at market value	16,913,003	7,785,289	11,517,720	36,216,012	67.1%

At book value without adjustment (minimal or no charge adjustment)	2,473,434	—	—	2,473,434	4.6%

Not subject to discretionary withdrawal	15,266,932	—	—	15,266,932	28.3%

Total gross	34,653,369	7,785,289	11,517,720	53,956,378	100.0%

Reinsurance ceded	74,724	—	—	74,724

Total, net	$34,578,645	$7,785,289	$11,517,720	$53,881,654

	December 31, 2019
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$915,098	$—	$—	$915,098	3.0%

At book value less current surrender charges of 5% or more	817,144	—	—	817,144	2.7%

At fair value	—	6,358,077	11,528,947	17,887,024	58.0%

Total with adjustment or at market value	1,732,242	6,358,077	11,528,947	19,619,266	63.7%

At book value without adjustment (minimal or no charge adjustment)	97,837	—	—	97,837	0.3%

Not subject to discretionary withdrawal	11,091,699	—	—	11,091,699	36.0%

Total gross	12,921,778	6,358,077	11,528,947	30,808,802	100.0%

Reinsurance ceded	71,124	—	—	71,124

Total, net	$12,850,654	$6,358,077	$11,528,947	$30,737,678

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The withdrawal characteristics of life reserves are as follows:

	December 31, 2020
	General Account			Separate Account - Nonguaranteed

Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Universal life	$6,603,854	$6,920,255	$6,952,077	$—	$—	$—

Other permanent cash value life insurance	—	6,845,366	7,160,342	—	—	—

Variable universal life	274,843	279,968	280,000	7,579,331	7,579,331	7,579,331

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value	N/A	N/A	151,345	—	—	—

Accidental death benefits	N/A	N/A	466	—	—	—

Disability - active lives	N/A	N/A	1,093	—	—	—

Disability - disabled lives	N/A	N/A	117,509	—	—	—

Miscellaneous reserves	N/A	N/A	28,188	—	—	—

Total, gross	6,878,697	14,045,589	14,691,020	7,579,331	7,579,331	7,579,331

Reinsurance ceded	6,878,697	7,643,139	7,966,585	—	—	—

Total, net of reinsurance ceded	$—	$6,402,451	$6,724,435	$7,579,331	$7,579,331	$7,579,331

	December 31, 2019
	General Account			Separate Account - Nonguaranteed

Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Universal life	$6,618,888	$6,617,437	$6,595,652	$—	$—	$—

Other permanent cash value life insurance	—	6,949,889	7,306,841	—	—	—

Variable universal life	240,230	243,868	244,301	7,063,894	7,063,894	7,063,894

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value	N/A	N/A	164,921	—	—	—

Accidental death benefits	N/A	N/A	1,195	—	—	—

Disability - active lives	N/A	N/A	1,078	—	—	—

Disability - disabled lives	N/A	N/A	126,059	—	—	—

Miscellaneous reserves	N/A	N/A	29,945	—	—	—

Total, gross	6,859,118	13,811,194	14,469,992	7,063,894	7,063,894	7,063,894

Reinsurance ceded	6,859,118	7,330,812	7,621,851	—	—	—

Total, net of reinsurance ceded	$—	$6,480,382	6,848,141	$7,063,894	$7,063,894	$7,063,894

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

11. Liability for Unpaid Claims and Claim Adjustment Expenses

Activity in the accident and health liability for unpaid claims and for claim adjustment expenses included in aggregate reserve for life policies and contracts and accident and health policies, excluding unearned premium reserves, is summarized as follows:

	2020	2019

Balance, January 1, net of reinsurance of $284,531 and $19,082	$794	$247,529

Incurred related to:

Current year	252	9,941

Prior year	2,018	(217,477)

Total incurred	2,270	(207,536)

Paid related to:

Current year	—	(9,807)

Prior year	—	(29,392)

Total paid	—	(39,199)

Balance, December 31, net of reinsurance of $282,922 and $284,531	$3,064	$794

Reserves for incurred claims and claim adjustment expenses attributable to insured events of prior years has changed by $2,018 and ($217,477) during the years ended December 31, 2020 and 2019, respectively. The change in the prior year was primarily due to the Protective transaction, with no comparable amount in the current year.

12. Commercial Paper

The Company has a commercial paper program that is partially supported by a $50,000 credit facility agreement. The commercial paper has been given a rating of A-1+ by Standard & Poor’s Ratings Services and a rating of P-1 by Moody’s Investors Service, each being the highest rating available. The Company’s issuance of commercial paper is not used to fund daily operations and does not have a significant impact on the Company’s liquidity.

The following table provides information regarding the Company’s commercial paper program:

	December 31,
	2020	2019

Face value	$98,983	$99,900

Carrying value	$98,983	$99,900

Interest expense paid	$1,007	$2,874

Effective interest rate	0.22% - 0.27%	1.8% - 2.1%

Maturity range (days)	21 - 26	13 - 24

13. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported assets and liabilities from the following product lines into a separate account:

•	Individual Annuity Product
•	Group Annuity Product
•	Variable Life Insurance Product
•	Hybrid Ordinary Life Insurance Product
•	Individual Indexed-Linked Annuity Product

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by Colorado Insurance Code Section 10-7-402:

•	Individual Annuity
•	Group Annuity
•	Variable Life Insurance Product

The following items are supported by direct approval by the Commissioner:

•	Hybrid Ordinary Life Insurance Product
•	Group Annuity - Custom Stable Value Asset Funds
•	Variable Life Insurance Product
•	Individual Indexed-Linked Annuity Product

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Some assets within each of the Company’s separate accounts are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account.

At December 31, 2020 and 2019, the Company’s separate account assets that are legally insulated from the general account claims are $28,447,693 and $25,632,375.

As of December 31, 2020 and 2019, $11,612,824 and $11,266,373, respectively, were ceded under Modified Coinsurance to Protective. While the Company holds the respective asset and liability under the Modified Coinsurance agreement, the economics are ceded to Protective, resulting in no impact to net income.

As of December 31, 2020 and 2019, $61,774,539 and $0, respectively, were acquired under modified coinsurance from MassMutual. While MassMutual holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account has paid risk charges of $11,325, $11,649, $11,608, $12,581 and $12,961 for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively. No separate account guarantees were paid by the general account for the years ending December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

Separate accounts with guarantees

The Government Guaranteed Funds are separate accounts investing in fixed income securities backed by the credit of the U.S. Government, its agencies or its instrumentalities.

The Stable Asset Funds invest in investment-grade corporate bonds in addition to the above mentioned securities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company also has separate accounts comprised of assets underlying variable universal life policies issued privately to accredited investors. The accounts invest in investment grade fixed income securities.

The Individual Indexed-Linked Annuity Product provides returns based on the performance of one or more indices and invests in fixed income securities. The returns from these securities are invested in derivative instruments which mimic the returns of select indices. There is also a return of premium death benefit guarantee to policyholders.

The Government Guaranteed Funds and Stable Asset Funds have a guaranteed minimum crediting rate of at least 0%. All of the above separate accounts provide a book value guarantee. Some of them also provide a death benefit of the greater of account balance or premium paid.

Distributions to a participant are based on the participant’s account balance and are permitted for the purpose of paying a benefit to a participant. Distributions for purposes other than paying a benefit to a participant may be restricted. Participants’ distributions are based on the amount of their account balance, whereas, distributions as a result of termination of the group annuity contract are based on net assets attributable to the contract and can be made to the group through (1) transfer of the underlying securities and any remaining cash balance, or (2) transfer of the cash balance after sale of the Fund’s securities.

Most guaranteed separate account assets and related liabilities are carried at fair value. Certain separate account assets are carried at book value based on the prescribed deviation from the Division.

Non-guaranteed separate accounts

The non-guaranteed separate accounts include unit investment trusts or series accounts that invest in diversified open-end management investment companies. These separate account assets and related liabilities are carried at fair value.

The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder’s account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder. Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables provide information regarding the Company’s separate accounts:

	Year Ended December 31, 2020
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total
Premiums, considerations or deposits	$403,703	$949,333	$1,353,036

Reserves

For accounts with assets at:

Fair value	$8,767,847	$16,897,365	$25,665,212

Amortized cost	1,187,709	—	1,187,709

Total reserves	$9,955,556	$16,897,365	$26,852,921

By withdrawal characteristics:

At fair value	$8,767,847	$16,897,365	$25,665,212

At book value without fair value adjustment and with current surrender charge less than 5%	1,187,709	—	1,187,709

Total subject to discretionary withdrawals	$9,955,556	$16,897,365	$26,852,921

	Year Ended December 31, 2019
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total
Premiums, considerations or deposits	$528,618	$1,274,716	$1,803,334

Reserves

For accounts with assets at:

Fair value	$7,315,010	$16,440,747	$23,755,757

Amortized cost	1,168,009	—	1,168,009

Total reserves	$8,483,019	$16,440,747	$24,923,766

By withdrawal characteristics:

At fair value	$7,315,010	$16,440,747	$23,755,757

At book value without fair value adjustment and with current surrender charge less than 5%	1,168,009	—	1,168,009

Total subject to discretionary withdrawals	$8,483,019	$16,440,747	$24,923,766

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2020	2019	2018

Transfers as reported in the Summary of Operations of the separate account statement:

Transfers to separate accounts	$1,353,036	$1,803,334	$2,621,510

Transfers from separate accounts	(1,759,730)	(4,226,616)	(5,198,817)

Net transfers from separate accounts	(406,694)	(2,423,282)	(2,577,307)

Reconciling adjustments:

Net transfer of reserves to separate accounts	(412,121)	1,203,800	1,464,314

Miscellaneous other	(1,137)	836	528

CARVM allowance reinsured	(8,545)	70,071	—

Reinsurance	19,469	(179,568)	—

Net transfers as reported in the Statements of Operations	$(809,028)	$(1,328,143)	$(1,112,465)

14. Capital and Surplus, Dividend Restrictions, and Other Matters

The payment of principal and interest under all surplus notes can be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Such payments are payable only out of surplus funds of the Company and only if at the time of such payment, and after giving effect to the making thereof, the financial condition of the Company is such that its surplus would not fall below two and one-half times the authorized control level as required by the most recent risk-based capital calculations.

On November 15, 2004, the Company issued a surplus note in the face amount of $195,000 to GWL&A Financial. The proceeds were used to redeem a $175,000 surplus note issued May 4, 1999 and for general corporate purposes. The surplus note bears interest at the rate of 6.675% and was due November 14, 2034. On December 9, 2019 the Company used proceeds from the ceding commission earned on the Protective transaction to redeem the surplus note balance in full. The carrying amount of the surplus note was $0 and $0 at December 31, 2020 and 2019, respectively. Interest paid on the note was $0 for the year ended December 31, 2020 and $13,016 for the years ended December 31, 2019 and 2018, respectively, bringing total interest paid from inception to December 31, 2020 to $195,243. The amount of unapproved principal and interest was $0 at December 31, 2020 and 2019.

On December 29, 2017, the Company issued a surplus note in the face amount and carrying amount of $12,000 to GWL&A Financial Inc. The proceeds were used for general corporate purposes. The surplus note bears an interest rate of 3.5% per annum. The note matures of December 29, 2027. Interest paid on the note during 2020, 2019 and 2018 amounted to $420, $420 and $420, respectively, bringing total interest paid from inception to December 31, 2020 to $1,262. The amount of unapproved principal and interest was $0 at December 31, 2020.

On May 17, 2018, the Company issued a surplus note in the face amount and carrying amount of $346,218 to GWL&A Financial Inc. The proceeds were used to redeem the $333,400 surplus note issued in 2006 and for general corporate purposes. The surplus note bears an interest rate of 4.881% per annum. The note matures on May 17, 2048. Interest paid on the note during 2020, 2019, and 2018 amounted to $16,899, $16,899 and $10,515, respectively, bringing total interest paid from inception to December 31, 2020 to $44,313. The amount of unapproved principal and interest was $0 at December 31, 2020.

In the first quarter of 2018, the Company realized a $39,921 after tax gain on an interest rate swap that hedged the existing $333,400 surplus note. The Company adjusted the basis of the hedged item, in this case the surplus note, for the amount of the after tax gain. Further, the Company accounted for the redemption of the $333,400 surplus note and the issuance of the $346,218 surplus note in the second quarter as debt modification instead of debt extinguishment. Therefore, the after tax swap gain will be

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

amortized into income over the 30 year life of the new surplus note. Amortization of the gain during 2020, 2019 and 2018 amounted to $1,331, $1,330 and $998, respectively bringing the total amortization from inception to December 31, 2020 amounted to $3,659, leaving an unamortized balance of $36,262 in surplus as part of the surplus note amounts.

On August 12, 2020, the Company issued a surplus note in the face amount and carrying amount of $527,500 to GWL&A Financial Inc. The proceeds were used to finance the Personal Capital transaction. The surplus note bears an interest rate of 1.260% per annum. The note matures on August 12, 2025. Interest paid on the note during 2020 and 2019 amounted to $0 and $0, respectively, bringing total interest paid from inception to December 31, 2020 to $0. The amount of unapproved principal and interest were $0 at December 31, 2020.

As of the fourth quarter of 2020, the Company had received capital contributions of $3.1 billion from GWL&A Financial Inc. The proceeds were used to finance the Personal Capital and MassMutual transactions.

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2,000 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. The Company may not pay a dividend during the year ended December 31, 2021, without the prior approval of the Colorado Insurance Commissioner due to large dividends paid in 2019 and the net loss related to the MassMutual ceding commission in 2020. Prior to any payment of dividends, the Company provides notice to the Colorado Insurance Commissioner. Dividends are non-cumulative and paid as determined by the Board of Directors, subject to the limitations described above. During the years ended December 31, 2020, 2019 and 2018 the Company paid dividends to GWL&A Financial Inc, totaling $357,752, $639,801, and $152,295, respectively.

The portion of unassigned funds (surplus) represented or (reduced) by each of the following items is:

	December 31,
	2020	2019

Current year net (loss) income	$(1,695,012)	$382,805

Unrealized (losses) gains	(76,064)	210,179

Deferred income taxes	256,714	(129,400)

Non-admitted assets	(946,880)	(238,379)

Surplus as regards reinsurance	454,045	537,566

Asset valuation reserve	(202,003)	(194,032)

Dividends	(357,752)	(639,801)

Other	7,401	395,386

Total unassigned funds	$(2,559,551)	$324,324

Risk-based capital (“RBC”) is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

15. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$481,393	$—	$481,393	$224,934	$—	$224,934	$256,459	$—	$256,459

Valuation allowance adjustment	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax asset	481,393	—	481,393	224,934	—	224,934	256,459	—	256,459

Deferred tax assets non-admitted	(340,176)	8,930	(331,246)	(109,435)	1,382	(108,053)	(230,741)	7,548	(223,193)

Net admitted deferred tax asset	141,217	8,930	150,147	115,499	1,382	116,881	25,718	7,548	33,266

Gross deferred tax liabilities	(15,258)	(8,930)	(24,188)	(18,296)	(1,382)	(19,678)	3,038	(7,548)	(4,510)

Net admitted deferred tax asset	$125,959	$—	$125,959	$97,203	$—	$97,203	$28,756	$—	$28,756

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	125,959	—	125,959	97,203	—	97,203	28,756	—	28,756

(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	125,959	—	125,959	97,203	—	97,203	28,756	—	28,756

(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	304,773	—	—	201,129	—	—	103,644

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	15,258	8,930	24,188	18,296	1,382	19,678	(3,038)	7,548	4,510

Total deferred tax assets admitted as a result of the application of SSAP No. 101	$141,217	$8,930	$150,147	$115,499	$1,382	$116,881	$25,718	$7,548	$33,266

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2020	2019

Ratio percentage used to determine recovery period and threshold limitation amount	918.28%	1247.01%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$2,031,818	$1,340,863

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents the impact of tax planning strategies:

	December 31, 2020 December 31, 2019				Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital

Adjusted gross deferred tax asset	$481,393	$—	$224,934	$—	$256,459	$—

% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross deferred tax assets	$141,217	$8,930	$115,499	$1,382	$25,718	$7,548

% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

	Year Ended December 31,
	2020	2019	Change

Current income tax	$(20,260)	$(98,474)	$78,214

Federal income tax on net capital gains	12,592	120,618	(108,026)

Total	$(7,668)	$22,144	$(29,812)

	Year Ended December 31,
	2019	2018	Change

Current income tax	$(98,474)	$(17,604)	$(80,870)

Federal income tax on net capital gains	120,618	1,030	119,588

Total	$22,144	$(16,574)	$38,718

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred income tax assets:	2020	2019	Change

Ordinary:

Reserves	$38,987	$33,451	$5,536

Investments	1,784	2,025	(241)

Pension accrual	11	—	11

Provision for dividends	2,168	2,334	(166)

Fixed assets	1,792	3,320	(1,528)

Compensation and benefit accrual	20,843	23,408	(2,565)

Receivables - non-admitted	13,737	16,568	(2,831)

Tax credit carryforward	111,979	114,265	(2,286)

Ceding commission-reinsurance	270,929	—	270,929

Other	19,163	29,563	(10,400)

Total ordinary gross deferred tax assets	481,393	224,934	256,459

Valuation allowance adjustment	—	—	—

Total adjusted ordinary gross deferred tax assets	481,393	224,934	256,459

Non-admitted ordinary deferred tax assets	(340,176)	(109,435)	(230,741)

Admitted ordinary deferred tax assets	141,217	115,499	25,718

Capital:			—

Investments	—	—	—

Total capital gross deferred tax assets	—	—	—

Valuation allowance adjustment	—	—	—

Total adjusted gross capital deferred tax assets	—	—	—

Non-admitted capital deferred tax assets	8,930	1,382	7,548

Admitted capital deferred tax assets	8,930	1,382	7,548

Total admitted deferred tax assets	$150,147	$116,881	$33,266

Deferred income tax liabilities:

Ordinary:

Investments	$(547)	$—	$(547)

Premium receivable	(3,414)	(3,192)	(222)

Policyholder reserves	(10,931)	(14,089)	3,158

Experience refunds	—	—	—

Other	(366)	(1,015)	649

Total ordinary deferred tax liabilities	(15,258)	(18,296)	3,038

Capital

Investments	$(8,930)	$(1,382)	$(7,548)

Total capital deferred tax liabilities	(8,930)	(1,382)	(7,548)

Total deferred tax liabilities	$(24,188)	$(19,678)	$(4,510)

Net admitted deferred income tax asset	$125,959	$97,203	$28,756

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2020	2019	Change

Total deferred income tax assets	$481,393	$224,934	$256,459

Total deferred income tax liabilities	(24,188)	(19,678)	(4,510)

Net deferred income tax asset	$457,205	$205,256	251,949

Tax effect of unrealized capital gains (losses)			5,187

Other surplus			(422)

Change in net deferred income tax			$256,714

	December 31,
	2019	2018	Change

Total deferred income tax assets	$224,934	$371,710	$(146,776)

Total deferred income tax liabilities	(19,678)	(31,065)	11,387

Net deferred income tax asset	$205,256	$340,645	(135,389)

Tax effect of unrealized capital gains (losses)			7,108

Other surplus			(1,119)

Change in net deferred income tax			$(129,400)

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2020	2019	2018

Income tax expense at statutory rate	$ (356,646)	$61,396	$60,337

Earnings from subsidiaries	(30,013)	(22,849)	(22,003)

Swap gain on debt refinancing	—	—	8,175

Ceding commission from Protective, net of transaction expenses	(17,540)	112,889	—

Dividend received deduction	(5,553)	(6,161)	(6,657)

Tax adjustment for interest maintenance reserve	130,717	(1,739)	(5,221)

Interest maintenance reserve release on Protective transaction	—	(107,527)	—

Prior year adjustment	552	(1,695)	(4,124)

Tax effect on non-admitted assets	4,884	3,425	(3,476)

Tax credits	(2,963)	(3,660)	(2,901)

Income tax on realized capital gain (loss)	12,592	120,618	1,030

Tax contingency	931	1,129	(607)

Other	(1,343)	(4,282)	(395)

Total	$(264,382)	$151,544	$24,158

	2020	2019	2018

Federal income taxes incurred	$(7,668)	$22,144	$(16,574)

Change in net deferred income taxes	(256,714)	129,400	40,732

Total income taxes	$(264,382)	$151,544	$24,158

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

As of December 31, 2020, the Company had no operating loss carryforwards.

As of December 31, 2020, the Company has Guaranteed Federal Low Income Housing tax credit carryforwards of $111,979. These credits will begin to expire in 2031.

As of December 31, 2020, the Company has foreign tax credit carryforwards of $0.

The following are income taxes incurred in prior years that will be available for recoupment in the event of future net losses:

Year Ended December 31, 2020	$20,366

Year Ended December 31, 2019	132,977

Year Ended December 31, 2018	4,146

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great-West Lifeco U.S. LLC

GWFS Equities, Inc.

GWL&A Financial Inc.

Great-West Life & Annuity Insurance Company of South Carolina

Great-West Life & Annuity Insurance Company of New York

Putnam Investments, LLC

Putnam Acquisition Financing, Inc.

Putnam Retail Management, LP

Putnam Retail Management GP, Inc.

Putnam Investor Services, Inc.

PanAgora Holdings, Inc

PanAgora Asset Management, Inc.

Putnam Advisory Holdings, LLC

Putnam Advisory Holdings II, LLC

Empower Retirement, LLC

Advised Assets Group, LLC

Great-West Trust Company, LLC

Great-West Capital Management, LLC

Personal Capital Corporation

Personal Capital Advisors Corporation

Personal Capital Services Corporation

Personal Capital Technology Corporation

The Company, GWL&A NY and GWSC (“GWLA Subgroup”) are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether the taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The GWLA Subgroup accounts for income taxes on the modified separate return method on each of their separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a standalone basis; however the Company also considers taxable income or losses from other members of the GWLA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the U.S. consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the U.S. Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The GWLA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

The Company determines income tax contingencies in accordance with Statement of Statutory Accounting Principles No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP No. 101. As of December 31, 2020 the amount of tax contingencies computed in accordance with SSAP No. 5R is $0, with the exception of interest and penalties. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes accrued interest and penalties related to tax contingencies in current income tax expense. During the years ended December 31, 2020 and 2019, the Company recognized approximately $931 and $1,129 of expense from interest and penalties related to the uncertain tax positions. The Company had $2,374 and $1,443 accrued for the payment of interest and penalties at December 31, 2020 and 2019, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. The Company’s parent, with which it files a consolidated federal income tax return, is under examination for tax years 2007 through 2014 with respect to foreign tax credit refund claims. Tax Years 2015 through 2019 are open to federal examination by the Internal Revenue Service. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

The Company does not have any foreign operations as of the periods ended December 31, 2020 and December 31, 2019 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

16. Employee Benefit Plans

Post-Retirement Medical and Supplemental Executive Retirement Plans

Previously, the Company sponsored an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provided health benefits to retired employees who are not Medicare eligible. The Medical Plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company’s policy is to fund the cost of the Medical Plan benefits in amounts determined at the discretion of management. Effective January 1, 2020, the Company transferred the Medical Plan to its subsidiary, Empower.

The Company provides Supplemental Executive Retirement Plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by these plans. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Post-Retirement Medical and Supplemental Executive Retirement plans:

	Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019	2020	2019

Change in projected benefit obligation:

Benefit obligation, January 1	$22,696	$19,539	$40,801	$37,562	$63,497	$57,101

Service cost	—	1,435	—	—	—	1,435

Interest cost	—	825	1,175	1,510	1,175	2,335

Actuarial (gain) loss	—	2,059	2,753	4,109	2,753	6,168

Regular benefits paid	—	(1,162)	(2,566)	(2,380)	(2,566)	(3,542)

Benefit obligation transferred to Empower	(22,696)	—	—	—	(22,696)	—

Benefit obligation and under funded status, December 31	$—	$22,696	$42,163	$40,801	$42,163	$63,497

Accumulated benefit obligation	—	$22,696	42,163	40,801	42,163	$63,497

	Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019	2020	2019

Change in plan assets:

Fair Value of plan assets, January 1	$—	$—	$—	$—	$—	$—

Employer contributions	—	1,162	2,566	2,380	2,566	3,542

Regular Benefits paid	—	(1,162)	(2,566)	(2,380)	(2,566)	(3,542)

Fair Value of plan assets, December 31	$—	$—	$—	$—	$—	$—

The following table presents amounts recognized in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus for the Company’s Post-Retirement Medical and Supplemental Executive Retirement plans:

	Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	December 31,		December 31,		December 31,
	2020	2019	2020	2019	2020	2019

Amounts recognized in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus:

Accrued benefit liability	$—	$(22,224)	$(38,349)	$(39,470)	$(38,349)	$(61,694)

Liability for pension benefits	—	(472)	(3,814)	(1,331)	(3,814)	(1,803)

Total other liabilities	$—	$(22,696)	$(42,163)	$(40,801)	$(42,163)	$(63,497)

Unassigned surplus (deficit)	$—	$(472)	$(3,814)	$(1,331)	$(3,814)	$(1,803)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents amounts not yet recognized in the statements of financial position for the Company’s Post-Retirement Medical and Supplemental Executive Retirement plans:

	Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	December 31,		December 31,		December 31,
	2020	2019	2020	2019	2020	2019

Unrecognized net actuarial gain (loss)	$—	$2,869	$(3,515)	$(732)	$(3,515)	$2,137

Unrecognized prior service cost	—	(3,341)	(299)	(599)	(299)	(3,940)

The following table presents amounts in unassigned funds recognized as components of net periodic benefit cost for the Company’s Post-Retirement Medical and Supplemental Executive Retirement plans:

	Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019	2020	2019

Items not yet recognized as component of net periodic cost on January 1,	$(472)	$995	$(1,331)	$2,529	$(1,803)	$3,524

Transferred to Empower	472	—	—	—	472	—

Prior service cost recognized in net periodic cost	—	817	299	299	299	1,116

(Gain) loss recognized in net periodic cost	—	(225)	(29)	(50)	(29)	(275)

Gain (loss) arising during the year	—	(2,059)	(2,753)	(4,109)	(2,753)	(6,168)

Items not yet recognized as component of net periodic cost on December 31	$—	$(472)	$(3,814)	$(1,331)	$(3,814)	$(1,803)

The following table provides information regarding amounts in unassigned funds that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2021:

	Post-Retirement Medical Plan	Supplemental Executive Retirement Plan	Total

Net actuarial gain	$—	$(29)	$(29)

Prior service cost	—	299	299

The expected benefit payments for the Company’s Supplemental Executive Retirement plan for the years indicated are as follows:

	2021	2022	2023	2024	2025	2026 through 2030

Supplemental executive retirement plan	2,567	10,282	5,756	2,179	1,962	8,382

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents the components of net periodic cost (benefit):

	Post-Retirement Medical Plan			Supplemental Executive Retirement Plan			Total

	Year Ended December 31,			Year Ended December 31,			Year Ended December 31,

	2020	2019	2018	2020	2019	2018	2020	2019	2018

Components of net periodic cost (benefit):

Service cost	$—	$1,435	$1,425	$—	$—	$—	$—	$1,435	$1,425

Interest cost	—	825	703	1,175	1,510	1,356	1,175	2,335	2,059

Amortization of unrecognized prior service cost	—	817	817	299	299	324	299	1,116	1,141

Amortization of gain from prior periods	—	(225)	(82)	(29)	(50)	(45)	(29)	(275)	(127)

Net periodic cost	$—	$2,852	$2,863	$1,445	$1,759	$1,635	$1,445	$4,611	$4,498

The following tables present the assumptions used in determining benefit obligations of the Post-Retirement Medical and the Supplemental Executive Retirement plans at December 31, 2020 and 2019:

	Post-Retirement Medical Plan

	December 31,

	2020	2019

Discount rate	N/A	3.16%

Initial health care cost trend	N/A	6.00%

Ultimate health care cost trend	N/A	5.00%

Year ultimate trend is reached	N/A	2024

	Supplemental Executive Retirement Plan

	December 31,

	2020	2019

Discount rate	2.09%	2.98%

Rate of compensation increase	N/A	N/A

During 2020, the Company adopted the Society of Actuaries Morality Improvement Scale (MP-2020).

During 2019, the Company adopted the Society of Actuaries Morality Improvement Scale (MP-2019).

The following tables present the weighted average interest rate assumptions used in determining the net periodic benefit/cost of the Post-Retirement Medical and the Supplemental Executive Retirement plans:

	Post-Retirement Medical Plan

	Year Ended December 31,

	2020	2019

Discount rate	N/A	4.34%

Initial health care cost trend	N/A	6.25%

Ultimate health care cost trend	N/A	5.00%

Year ultimate trend is reached	N/A	2024

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Supplemental Executive Retirement Plan

	Year Ended December 31,

	2020	2019

Discount rate	2.98%	4.16%

Rate of compensation increase	N/A	N/A

The discount rate has been set based on the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

Beginning December 31, 2012, the Company began participation in the pension plan sponsored by GWL&A Financial. During 2017, that plan froze all future benefit accruals for pension-eligible participants as of December 31, 2017. The Company’s share of net expense for the pension plan was $7,806, $14,842 and $3,057 during the years ended December 31, 2020, 2019 and 2018.

The Company offers unfunded, non-qualified deferred compensation plans to a select group of executives, management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains / losses or interest on the amount deferred. The programs are not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in Other liabilities in the accompanying statutory financial statements, are $49,595 and $41,792 at December 31, 2020 and 2019, respectively.

Previously, the Company sponsored a qualified defined contribution benefit plan covering all employees. Under this plan, employees may contribute a percentage of their annual compensation to the plan up to certain maximums, as defined by the plan and by the Internal Revenue Service (“IRS”). Effective January 1, 2020, the Company transferred the qualified defined contribution benefit plan to its subsidiary, Empower Retirement, LLC. Previously, the Company matched a percentage of employee contributions in cash. The Company recognized $0, $24,955 and $11,935 in expense related to this plan for the years ended December 31, 2020, 2019 and 2018, respectively.

17. Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant. The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant, exercisable within 10 years from the date of grant. Compensation expense is recognized in the Company’s financial statements over the vesting period of these stock options using the accelerated method of recognition.

Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options, unless otherwise determined by the Human Resources Committee. At its discretion, the Human Resources Committee may vest the unvested options of retiring option holders, with the options exercisable within five years from the date of retirement. In such event, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Liability Awards

The Company maintains a Performance Share Unit Plan (“PSU plan”) for officers and employees of the Company. Under the PSU plan, “performance share units” are granted to certain of its officers and employees of the Company. Each performance unit has a value equal to one share of Lifeco common stock and is subject to adjustment for cash dividends paid to Lifeco stockholders, Company earnings results as well as stock dividends and splits, consolidations and the like that affect shares of Lifeco common stock outstanding.

If the performance share units vest, they are payable in cash equal to the average closing price of Lifeco common stock for the 20 trading days prior to the date following the last day of the three-year performance period. The estimated fair value of the performance unit is based on the average closing price of Lifeco common stock for the 20 trading days prior to the grant. The performance share units generally vest in their entirety at the end of the three years performance period based on continued service. The PSU plan contains a provision that permits all unvested performance share units to become vested upon death or retirement. Changes in the fair value of the performance share units that occur during the vesting period is recognized as compensation cost over that period.

Performance share units are settled in cash and are recorded as liabilities until payout is made. Unlike share-settled awards, which have a fixed grant-date fair value, the fair value of unsettled or unvested liabilities awards is remeasured at the end of each reporting period based on the change in fair value of one share of Lifeco common stock. The liability and corresponding expense are adjusted accordingly until the award is settled.

Compensation Expense Related to Share-Based Compensation

The compensation expense related to share-based compensation was as follows:

	Year Ended December 31,

	2020	2019	2018

Lifeco Stock Plan	$593	$899	$768

Performance Share Unit Plan	6,431	15,458	5,388

Total compensation expense	$7,024	$16,357	$6,156

Income tax benefits	$1,465	$3,414	$1,243

During the year ended December 31, 2020, 2019 and 2018, the Company had $48, $(67) and $26 respectively, income tax benefits (expense) realized from stock options exercised.

The following table presents the total unrecognized compensation expense related to share-based compensation at December 31, 2020 and the expected weighted average period over which these expenses will be recognized:

	Expense	Weighted average period (years)

Lifeco Stock Plan	$709	1.4

Performance Share Unit Plan	5,562	1.2

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Equity Award Activity

During the year ended December 31, 2020, Lifeco did not grant stock options to employees of the Company.

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding. The options granted relate to underlying stock traded in Canadian dollars on the Toronto Stock Exchange; therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted average

	Shares under option	Exercise price (Whole dollars)	Remaining contractual term (Years)	Aggregate intrinsic value (1)

Outstanding, January 1, 2020	3,450,130	$25.03

Granted	—	—

Exercised	(210,900)	20.78

Cancelled and expired	(67,760)	25.89

Outstanding, December 31, 2020	3,171,470	25.95	5.5	$1,362

Vested and expected to vest, December 31, 2020	3,171,470	25.89	5.5	1,362

Exercisable, December 31, 2020	2,170,850	26.11	4.6	1,332

(1) The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2020 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents additional information regarding stock options under the Lifeco plan:

	Year Ended December 31,

	2020	2019	2018

Weighted average fair value of options granted	NA	$2.32	$0.95

Intrinsic value of options exercised (1)	1,097	3,282	345

Fair value of options vested	911	1,358	1,115

(1) The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

There were no options granted during 2020. The fair value of the options granted during the years ended December 31, 2019 and 2018 was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

	Year Ended December 31,

	2020	2019	2018

Dividend yield	NA	5.46%	4.55%

Expected volatility	NA	19.68%	9.01%

Risk free interest rate	NA	1.83%	2.03%

Expected duration (years)	NA	6.0	6.0

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Liability Award Activity

The following table summarizes the status of, and changes in, the Performance Share Unit Plan units granted to Company employees which are outstanding:

Performance Units

Outstanding, January 1, 2020	1,156,384

Granted	67,511

Forfeited	(7,063)

Paid	(258,005)

Outstanding, December 31, 2020	958,827

Vested and expected to vest, December 31, 2020	958,827

The cash payment in settlement of the Performance Share Unit Plan units was $8,569, $5,815 and $4,104 for the years ended December 31, 2020, 2019 and 2018, respectively.

18. Participating Insurance

Individual life insurance premiums paid, net of reinsurance, under individual life insurance participating policies were 55%, (1)%, and 1% of total individual life insurance premiums earned during the years ended December 31, 2020, 2019 and 2018 respectively. The Company accounts for its policyholder dividends based upon the three-factor formula. The Company paid dividends in the amount of $18,497, $23,461 and $31,276 to its policyholders during the years ended December 31, 2020, 2019 and 2018, respectively.

19. Concentrations

No customer accounted for 10% or more of the Company’s revenues during the year ended December 31, 2020. In addition, the Company is not dependent upon a single customer or a few customers. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents.

20. Commitments and Contingencies

Future Contractual Obligations

The following table summarizes the Company’s estimated future contractual obligations:

	Payment due by period
	2021	2022	2023	2024	2025	Thereafter	Total

Surplus notes - principal (1)	$—	$—	$—	$—	$527,500	$358,219	$885,719

Surplus notes - interest (2)	23,965	23,965	23,965	23,965	22,304	381,066	499,230

Investment purchase obligations (3)	492,805				1,125	5,000	498,930

Operating leases (4)	6,488	3,727	3,234	3,185	2,814	19,145	38,593

Other liabilities (5)	5,241	22,732	18,381	4,804	5,262	27,882	84,302

Total	$528,499	$50,424	$45,580	$31,954	$559,005	$791,312	$2,006,774

(1) Surplus notes principal - Represents contractual maturities of principal due to the Company’s parent, GWL&A Financial, under the terms of three long-term surplus notes. The amounts shown in this table differ from the amounts included in the

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Company’s Statement of Admitted Assets, Liabilities, Capital and Surplus because of the $36,262 of unamortized debt modification gain as discussed in Footnote 14.

(2) Surplus notes interest - All surplus notes bear interest at a fixed rate through maturity. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2020.

(3) Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2020 and 2019 were $498,930 and $131,651, of which $447,515 and $120,990 were related to limited partnership interests. Related party transactions comprise of $94,803 and $0 of the unfunded limited partnership interests at December 31, 2020 and 2019, respectively. At December 31, 2020 and 2019, $492,805 and $131,651 were due within one year, $1,125 and $0 were due within four to five years, and $5,000 and $0 were due after five years.

(4) Operating leases - The Company is obligated to make payments under various non-cancelable operating leases, primarily for office space. Contractual provisions exist that could increase the lease obligations presented, including operating expense escalation clauses. Management does not consider the impact of any such clauses to be material to the Company’s operating lease obligations. Rent expense for the years ended December 31, 2020, 2019 and 2018 were $25,324, $33,473 and $27,768 respectively.

From time to time, the Company enters into agreements or contracts, including capital leases, to purchase goods or services in the normal course of its business. However, these agreements and contracts are not material and are excluded from the table above.

(5)    Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•	Expected benefit payments for the Company’s supplemental executive retirement plan through 2027
•	Unrecognized tax benefits
•	Miscellaneous purchase obligations to acquire goods and services
•	Sport partner sponsorship payments
•	Personal Capital Corporation contingent payment consideration

As part of the Personal Capital Corporation acquisition, the Company included contingent consideration based on the potential achievement of certain key metrics. An initial contingent consideration earn-out value of $20 million represents management’s best estimate, and it could be up to $175 million based on the achievement of growth in assets under management metrics defined in the Merger Agreement, payable following measurements through December 31, 2021 and December 31, 2022

Originally entered into on March 1, 2018 and as amended on July 7, 2020, the Company has a revolving credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility has an expiration date of March 1, 2023. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $673,000, as defined in the credit facility agreement (compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), at any time. The Company was in compliance with all covenants at December 31, 2020 and 2019. At December 31, 2020 and 2019 there were no outstanding amounts related to the current and prior credit facilities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

In addition, the Company has other letters of credit with a total amount of $8,595, renewable annually for an indefinite period of time. At December 31, 2020 and 2019, there were no outstanding amounts related to those letters of credit.

In October 2020, the Company became a member of the FHLB of Topeka. FHLB provides access to billions of low-cost funding dollars to banks, credit unions, insurance companies and community development financial institutions in the United States. At December 31, 2020, the Company had an estimated borrowing capacity of approximately $2,500,000. All borrowings must be collateralized and the required collateral amount is based on the type of investment securities pledged. No amount was borrowed as of December 31, 2020. Additionally, the Company was required to purchase FHLB of Topeka stock and, at December 31, 2020 owns $500 of Class A stock which are currently not eligible for redemption.

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company’s financial position, results of operations, or cash flows.

The Company is defending lawsuits relating to the costs and features of certain of its retirement or fund products. Management believes the claims are without merit and will defend these actions. Based on the information known, these actions will not have a material adverse effect on the financial position of the Company.

The liabilities transferred and ceding commission received at the closing of the Protective transaction were subject to future adjustments. In October 2019, Protective Life provided the Company with its listing of proposed adjustments with respect to the liabilities transferred, which the Company formally objected to in December 2019. In November 2020, the parties reached resolution and settled cash for adjustments which did not have a material effect on the consolidated financial position of the Company and no further adjustments are expected.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

The Company and GWL&A NY have an agreement whereby the Company has committed to provide financial support to GWL&A NY related to the maintenance of adequate regulatory surplus and liquidity. The Company is obligated to invest in shares of GWL&A NY in order for GWL&A NY to maintain the capital and surplus at the greater of 1) $6,000, 2) 200% of GWL&A NY RBC minimum capital requirements if GWL&A NY total assets are less than $3,000,000 or 3) 175% of GWL&A NY RBC minimum capital requirements if GWL&A NY total assets are $3,000,000 or more. There is no limitation on the maximum potential future payments under the guarantee. The Company has no liability at December 31, 2020 and 2019 for obligations under the guarantee.

21.  Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through April 1, 2021, the date on which they were issued. On February 3, 2021, the Company’s Board of Directors declared a dividend of $100,000. The dividend was paid on March 29, 2021 to the Company’s sole shareholder, GWL&A Financial. Prior to the payment of this dividend, the Company received approval from the Colorado Insurance Commissioner.

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2020

(In Thousands)

Investment income earned:

U.S. Government bonds	$1,631

Other bonds (unaffiliated)	472,771

Bonds of affiliates	564

Preferred stocks (unaffiliated)	3

Common stocks (unaffiliated)	151

Mortgage loans	107,249

Real estate	28,964

Contract loans	197,843

Cash, cash equivalents and short-term investments	5,862

Derivative instruments	18,840

Other invested assets	155,506

Aggregate write-ins for investment income	5,303

Gross investment income	$994,687

Real estate owned - Book value less encumbrances:	$43,776

Mortgage loans - Book value:

Commercial mortgages	$4,124,412

Mortgage loans by standing - Book value:

Good standing	$4,124,412

Other long-term invested assets - Statement value:	$504,876

Bonds and stocks of parents, subsidiaries and affiliates - Book value:

Bonds	$6,433

Common stocks	$62,550

Bonds and short-term investments by maturity and NAIC designation:

Bonds by maturity - Statement value:

Due within one year or less	$1,833,337

Over 1 year through 5 years	8,459,940

Over 5 years through 10 years	10,905,977

Over 10 years through 20 years	3,262,440

Over 20 years	2,105,662

Total by maturity	$26,567,356

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2020

(In Thousands)

Bonds and short-term investments by NAIC designation - Statement value:

NAIC 1	$14,774,212

NAIC 2	11,083,416

NAIC 3	661,042

NAIC 4	46,004

NAIC 5	2,312

NAIC 6	370

Total by NAIC designation	$26,567,356

Total bonds publicly traded	$14,796,022

Total bonds privately placed	$11,771,334

Preferred stocks - Statement value	$119,687

Common stocks - Market value	$223,883

Short-term investments - Book value	$408,168

Options, caps and floors owned - Statement value	$34

Collar, swap and forward agreements open - Statement value	$30,313

Futures contracts open - Current value	$5,334

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2020

(In Thousands)

Life insurance in-force:

Ordinary	$3,588,007

Group life	—

Life insurance policies with disability provisions in-force:

Ordinary	$9,504

Group life	18,617,777

Supplementary contracts in-force:

Ordinary - not involving life contingencies:

Amount on deposit	$—

Income payable	—

Ordinary - involving life contingencies:

Income payable	—

Group - not involving life contingencies:

Amount on deposit	—

Income payable	—

Group - involving life contingencies:

Income payable	125

Annuities:

Ordinary:

Immediate - amount of income payable	$49

Deferred - fully paid account balance	318

Deferred - not fully paid - account balance	—

Group:

Certificates - amount of income payable	$60,137

Certificates - fully paid account balance	1,489

Certificates - not fully paid account balance	31,651,605

Accident and health insurance - equivalent premiums in-force:

Group	$—

Deposit funds and dividend accumulations

Deposit funds - account balance	28,062

Deposit accumulations - account balance	18,257

Claim payments:

Group accident and health:

2020	$5,078

2019	9,460

2018	5,486

2017	2,786

2016	2,829

Prior	16,848

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2020

(In Thousands)

Supplemental Schedule of the Annual Audit Report

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.	Assumption reinsurance
b.	Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles (“GAAP”). As such, the Company has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP.

The Company has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

Variable Annuity-8 Series

Account of Great-West Life

& Annuity Insurance

Company

Annual Report

December 31, 2020

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2020

INVESTMENT DIVISIONS

GREAT-WEST SECUREFOUNDATION® BALANCED FUND INSTITUTIONAL CLASS

ASSETS:
Investments at fair value (1)	$61,453,056
Receivable for investments sold	3,488,350
Purchase payments receivable	9,839

Total assets	64,951,245

LIABILITIES:
Redemptions payable	3,498,189

Total liabilities	3,498,189

NET ASSETS	$61,453,056

NET ASSETS REPRESENTED BY:
Accumulation units	$61,453,056

ACCUMULATION UNITS OUTSTANDING	4,041,577

UNIT VALUE (ACCUMULATION)	$15.21

(1) Cost of investments:	$60,601,162
Shares of investments:	6,361,600

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2020

INVESTMENT DIVISIONS

GREAT-WEST SECUREFOUNDATION® BALANCED FUND INSTITUTIONAL CLASS

INVESTMENT INCOME:
Dividends	$2,234,026

NET INVESTMENT INCOME (LOSS)	2,234,026

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(305,074)
Realized gain distributions	3,419,017

Net realized gain (loss) on investments	3,113,943

Change in net unrealized appreciation (depreciation) on investments	3,316,810

Net realized and unrealized gain (loss) on investments	6,430,753

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,664,779

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2020 AND 2019

INVESTMENT DIVISIONS

	GREAT-WEST SECUREFOUNDATION® BALANCED FUND INSTITUTIONAL CLASS
	2020	2019

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,234,026	$1,883,154
Net realized gain (loss) on investments	3,113,943	3,745,642
Change in net unrealized appreciation (depreciation) on investments	3,316,810	2,831,060

Increase (decrease) in net assets resulting from operations	8,664,779	8,459,856

CONTRACT TRANSACTIONS:
Purchase payments received	185,566	317,353
Transfers for contract benefits and terminations	(6,839,295)	(3,081,865)
Net transfers	4,428,120	5,326,395
Contract maintenance charges	(684,019)	(626,283)
Other, net	(120,558)	(172,501)

Increase (decrease) in net assets resulting from contract transactions	(3,030,186)	1,763,099

Total increase (decrease) in net assets	5,634,593	10,222,955

NET ASSETS:
Beginning of period	55,818,463	45,595,508

End of period	$61,453,056	$55,818,463

CHANGES IN UNITS OUTSTANDING:
Units issued	721,724	659,435
Units redeemed	(874,884)	(512,514)

Net increase (decrease)	(153,160)	146,921

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2020

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Variable Annuity-8 Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. It was established to receive and invest premium payments under group and individual variable deferred annuity contracts. The Series Account consists of several investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund. There are currently no participants receiving an annuity payout.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The outbreak of the novel strain of coronavirus, specifically identified as ‘COVID-19’, has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Investment Divisions in future periods.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is an investment company and, therefore, applies specialized accounting guidance in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” (ASC Topic 946). The following is a summary of the significant accounting policies of the Series Account.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2020, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Other, Net

The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of loans from participant accounts and loan repayments to participant accounts.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2020 were as follows:

Investment Division	Purchases	Sales
GREAT-WEST SECUREFOUNDATION® BALANCED FUND INSTITUTIONAL CLASS	$13,189,596	$10,566,739

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Contract Maintenance Charges

The Company may deduct an annual maintenance charge of $100, which is made directly to contract owner accounts through the redemption of units, for each contract. The maintenance charge, which is recorded as Contract maintenance charges in the accompanying Statement of Changes in Net Assets of the applicable Investment Divisions, is currently being waived.

Deductions for Premium Taxes

The Company presently intends to pay any premium tax levied by any governmental entity as a result of the existence of the participant accounts or the Series Account.

Deductions for Assumption of Mortality and Expense Risks

The Company assumes mortality and expense risks related to the operations of the Series Account. It deducts a daily charge from the unit value of each Investment Division equal to an effective annual rate of 0.00% to 1.00%, depending on the contract. This charge is recorded as Mortality and expense risk in the Statement of Operations of the applicable Investment Divisions.

Optional GLWB Rider Benefit Fee

The Company deducts a quarterly charge equal to a maximum annual rate of 1.50% from the covered fund value for the guaranteed lifetime withdrawal benefit. Currently, this charge is 0.90%. This charge is recorded as Contract charges on the Statement of Changes in Net Assets of the applicable Investment Division.

Related Party Transactions

Great-West Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to December 31, 2020, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, April 1, 2021. No subsequent events requiring adjustments or disclosures have occurred.

5.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented. The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each 12 month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. When a new Investment Division is added to the Series Account, the calculation of the total return begins on the day it is added even though it may not have had operations for all or some of the same period. Unit values and returns for bands or Investment Divisions that had no operations activity during the reporting period are not shown. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented. The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return
GREAT-WEST SECUREFOUNDATION® BALANCED FUND INSTITUTIONAL CLASS (Effective date 06/30/2016)
2020	4,042	$15.21	to	$15.21	$61,453	3.84%	0.00%	to	0.00%	14.26%	to	14.26%
2019	4,195	$13.31	to	$13.31	$55,818	3.64%	0.00%	to	0.00%	18.14%	to	18.14%
2018	4,048	$11.26	to	$11.26	$45,596	3.65%	0.00%	to	0.00%	(4.91)%	to	(4.91)%
2017	3,502	$11.84	to	$11.84	$41,485	3.45%	0.00%	to	0.00%	13.27%	to	13.27%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Variable Annuity-8 Series Account and the Board of Directors of Great-West Life & Annuity Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Great-West SecureFoundation® Balanced Fund, the investment division of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of the investment division constituting the Series Account as of December 31, 2020, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on the Series Account’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with mutual fund companies. We believe that our audit provides a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 1, 2021

We have served as the auditor of one or more Great-West investment company separate accounts since 1981.

PART C
OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a)	Financial Statements

The balance sheets of Great-West Life & Annuity Insurance Company (the “Depositor”) and subsidiaries as of
December 31, 2020 and 2019, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2020, and the statements of assets and liabilities of each of the investment divisions which comprise the Registrant as of December 31, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods presented are filed herewith.

(b)	Exhibits
(1)
Certified copy of resolution of Board of Directors of Depositor authorizing the establishment of Registrant is incorporated by reference to Form N-4 Registration Statement filed April 24, 2015 (File No. 333-
203628).

	(2)	Not applicable.
(3)
Underwriting agreement between the Depositor and GWFS Equities, Inc. is incorporated by reference to
Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File
No. 333-203628).

	(4)	(a) Form of variable annuity contract is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203628).
	(4)	(b) Form of certificate is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203628).
	(5)	Form of variable annuity contract application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333- 203628).
	(6)	(a)
Amended and Restated Articles of Incorporation of Depositor are incorporated by reference to
Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015
(File No. 333-203628).

	(6)	(b) Bylaws of Depositor are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203628).
	(7)	Not Applicable.
	(8)	(a)
Fund Participation Agreement between Registrant and Great-West Funds, Inc. dated December 15,
2011 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration
Statement filed on October 7, 2015 (File No. 333-203628).

(b)
Amendment to Fund Participation Agreement between Registrant and Great-West Funds, Inc. dated
July 8, 2015 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4
Registration Statement filed on October 7, 2015 (File No. 333-203628).

	(9)	Opinion of counsel and consent is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203628).
	(10)	(a) Written Consent of Eversheds Sutherland (US) LLP is filed herewith.
	(10)	(b) Written Consent of Deloitte & Touche LLP is filed herewith.
	(11)	Not Applicable.
	(12)	Not Applicable.

(13)
Powers of Attorney for Directors Bernbach, Bienfait, Carney, Coutu, A. Desmarais, P. Desmarais, Jr.,
Fleming, Généreux, Louvel, Madoff, Mahon, Orr, Reynolds, Ryan, Jr., Selitto, Tretiak and Walsh are filed herewith.

Item 25. Directors and Officers of the Depositor
Name	Principal Business Address	Positions and Offices with Depositor
R.J. Orr	(4)	Chairman of the Board
E.F. Murphy, III	(2)	Director, President and Chief Executive Officer
J.L. Bernbach	32 East 57th Street, 10th Floor New York, NY 10022	Director
R. Bienfait	(4)	Director
J. Carney	(4)	Director
M.R. Coutu	Brookfield Asset Management Inc. 335 8th Avenue SW, Suite 1700 Calgary, AB T2P 1C9	Director
A.R. Desmarais	(4)	Director
P.G. Desmarais, Jr.	(4)	Director
G.A. Doer	(1)	Director
G.J. Fleming	(2)	Director
C. Généreux	(4)	Director
A. Louvel	930 Fifth Avenue, Apt. 17D New York, NY 10021	Director
P.B. Madoff	260 West 11th Street New York, NY 10021	Director
P.A. Mahon	(1)	Director
R.L. Reynolds	(2)	Director
T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director
J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director
G.D. Tretiak	(4)	Director
B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director
A.S. Bolotin	(2)	Executive Vice President & Chief Financial Officer
J.F. Bevacqua	(2)	Chief Risk Officer
C. Kline	(2)	Chief Information Officer
K.I. Schindler	(3)	Chief Compliance Officer
R.G. Schultz	(3)	General Counsel, Chief Legal Officer, and Secretary
T. Wilson	(2)	Chief Product Officer
R.H. Linton, Jr.	(2)	Executive Vice President, Empower Retirement Operations
J.E. Brown	(2)	Senior Vice President and Chief Investment Officer
S.E. Jenks	(2)	Senior Vice President, Marketing
J.D. Kreider	(2)	Senior Vice President and Head of Great- West Investments
W.J. McDermott	(2)	Senior Vice President, Large, Mega, NFP Market

Name	Principal Business Address	Positions and Offices with Depositor
D.G. McLeod	(2)	Senior Vice President and Chief Business Development Officer
C.M. Moritz	(2)	Senior Vice President and Chief Financial Officer, Empower Retirement
D.A. Morrison	(2)	Senior Vice President, Government Markets
J.M. Smolen	(2)	Senior Vice President, Core Market
C.G. Step	(2)	Senior Vice President and Chief Customer Experience Officer
C. E. Waddell	(2)	Senior Vice President, Retirement Solutions
K.S. Roe	(2)	Corporate Controller
(1)  100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2) 8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3) 8525 East Orchard Road, Greenwood Village, Colorado 80111.
(4)  Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant as of December 31, 2020
The Registrant is a separate account of Great-West Life & Annuity Insurance Company, a stock life insurance company incorporated under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below.

Organizational Chart – December 31, 2020
I.
OWNERSHIP BY POWER CORPORATION OF CANADA
The following sets out to the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:
The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
50.84% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family
Residuary Trust are as follows. There are issued and outstanding as of December 31, 2020 622,388,232 Subordinate Voting
Shares (SVS) of PCC carrying one vote per share and 54,860,866 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 1,70,996,892.

Pansolo
Holding Inc.
owns directly
and indirectly
48,363,392
SVS and
54,697,962
PPS, entitling
Pansolo
Holding Inc. to
an aggregate
percentage of
voting rights of
595,343,012 or
50.88% of the
total voting
rights attached
to the shares of
PCC.

II.
OWNERSHIP BY POWER CORPORATION OF CANADA
Power Corporation of Canada has a voting interest in the following entities:
A.
Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)
Power Corporation of Canada
100.0% - Power Financial Corporation
66.848% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.

100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great-West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1% - Great-West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - GWL & A Financial Inc.
100.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Empower Retirement, LLC
100.0% - Empower Retirement Plan Co., LLC
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.00% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Insurance Agency, LLC
100.0% - Empower Holdings, LLC
100.0% - Personal Capital Corporation
100.0% - Personal Capital Advisors Corporation
100.0% - Personal Capital Services Corporation
100.0% - Personal Capital Technology Corporation

B.
Putnam Investments Group of Companies (Mutual Funds)
Power Corporation of Canada
100.0% - Power Financial Corporation
66.848% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC.
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
100.0% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing, Inc.
100.0% - Putnam Acquisition Financing LLC

100.0% - Putnam U.S. Holdings I, LLC
20.0% - PanAgora Asset Management, Inc. (80% owned by PanAgora Holdings, Inc.)
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company, LLC
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)
100.0% - Putnam Investment Holdings, L.L.C.
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, LLC
100.0% - 37 Capital General Partner, LLC
100.0% - Putnam Advisory Holdings II, LLC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.

100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings, LLC
100.0% - Putnam Investments Canada ULC
C.
The Great-West Life Assurance Company Group of Companies (Canadian insurance)
Power Corporation of Canada
100.0% - Power Financial Corporation
66.848% - Great West Lifeco Inc.
100.0% - Great-West Lifeco Inc.
100.0% Great-West Lifeco Finance 2019, LLC
99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Great- West Lifeco Finance 2018, LLC
100.0% - Great- West Lifeco Finance 2018 II, LLC
100.0% - Great-West Lifeco US Finance 2019, LP
100.0% - Great-West Lifeco US Finance 2019, LLC
100.0% - Great-West Lifeco US Finance 2019 I, LLC
100.0% - Great-West Lifeco US Finance 2019 II, LLC
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Finance 2019, LLC)
100.0% - GW Lifeco Finance 2020, LLC
1.0% - Great-West Lifeco US Finance 2020, LP
99.0% - Great-West Lifeco US Finance 2020, LP
100.0% - GW Lifeco Finance 2020 5 Year, LLC
100.0% - Empower Finance 2020, LLC
100.0% - Empower Finance 2020 Holdco, LLC
100.0% - Empower Finance 2020 A, LLC
100.0% - Empower Finance 2020 B, LLC
100.0% - Empower Finance 2020 C, LLC
100.0% - Empower Finance 2020, LP
18.5% - Portag3 Ventures LP
29.3% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
33.3% - Portag3 Ventures II LP
33.3% - Portag3 Ventures II International Investments Inc. 100.0% -2142540 Ontario Inc.

100.0% - 2023308 Ontario Inc.
1.0% - Great-West Life & Annuity Insurance Capital, LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
99.0% - Great-West Lifeco Finance (Delaware) LP (1.0% owned by 2142540 Ontario Inc.)
100.0% Great-West Lifeco Finance 2017, LLC
100.0% - 2171866 Ontario Inc
100.0% - 2619747 Ontario Inc.
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Great-West Life Assurance Company)
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Inc.)
100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by 2619747 Ontario Inc.)
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
100.0% - 9855297 Canada Inc.
20.0% - 11249185 Canada Inc.
20.0% - Armstrong LP (1.0% owned by 11249185 Canada Inc.)
100% - Northleaf Capital Group Ltd
100% - Northleaf Capital Partners Ltd.
100% - Northleaf PPP GP Ltd.
100% - Northleaf Secondary Partners III GP Ltd.
100% - Northleaf Mid-Market Infrastructure Partners GP Ltd.
100% - Northleaf SH288 GP Ltd.
100% - Northleaf Geothermal Holdings (Canada) GP Ltd.
100% - NSPC-L Holdings II GP Ltd.
100% - Northleaf Small Cell GP Ltd.
100% - NCP Terminals GP Ltd.
100% - NCP NWP US GP Ltd.
40% - Northleaf NICP III GP Ltd.
100% - NCP US Terminals GP LLC
100% - NCP Canadian Breaks GP LLC
100% - Northleaf Vault Holdings GP Ltd.
100% - NSPC-L GPC Ltd.
100% - NCP CSV Holdings GP Ltd.
100% - Northleaf Capital Advisors Ltd.
100% - Northleaf/PRD Holdco GP Ltd.
100% - Northleaf/PRD GP Ltd.
100% - Northleaf Trustees Limited
100% - Northleaf NVCF Holdings Ltd.
100% - Northleaf PE GP Ltd.
100% - Northleaf 2013-2014 Holdings Ltd.
100% - Northleaf PE GP Ltd.
100% - NCP 2015 Canadian Holdings Ltd.
100% - Northleaf Capital Partners (Canada) Ltd.

100% - Northleaf Capital Partners (Australia) Pty Ltd.
100% - Northleaf Capital Partners (UK) Limited
49% - Northleaf NICP GP Ltd.
49% - Northleaf NICP II GP Ltd
100% - Northleaf Class C Holdings GP Ltd.
100% - Northleaf Capital Partners (USA) Inc.
100% - Annex Fund GP Ltd.
100% - Northleaf Capital Partners GP Ltd.
49% - Northleaf NICP Holdings GP Ltd.
100% - SW Holdings GP Ltd.
100% - Northleaf South Dundas GP Ltd.
100% - Northleaf NICP III Canadian Class C Holdings Ltd.
100% - Northleaf Millenium Holdings (US) GP Ltd.
100% - Northleaf Millennium Holdings (Canada) GP Ltd
100% - Northleaf 1608 II Holdings Ltd.
100% - Northleaf NVCF II Holdings Ltd.
100% - Northleaf 2017-2018 PE Holdings Ltd.
100% - Northleaf 1855 Holdings Ltd.
49% - Northleaf Star Holdings GP Ltd.
100% - Northleaf Star GPC Ltd.
49% - Northleaf Private Credit GP Ltd.
100% - NPC GPC Ltd.
100% - Northleaf NPC I Holdings Ltd.
100% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100% - NPC II GPC Ltd.
100% - NSPC GPC Ltd.
49% - NSPC GP Ltd.
49% - NSPC-L GP Ltd.
49% - NSPC-L Holdings GP Ltd.
49% - NPC I Holdings GP Ltd.
49% - Northleaf Private Credit II GP Ltd.
49% - Northleaf NCO GP Ltd.
100% - Northleaf NICP III Holdings Ltd.
100% - Northleaf CFOF Class C 2019 Ltd.
100% - Northleaf 010 II Holdings Ltd.
100% - NSPC International GP Ltd.
100% - NSPC-L International GP Ltd.
100% - Northleaf NCO Holdings Ltd.
100% - Northleaf NCO Holdings Ltd.
100% - Northleaf NPE VIII Holdings Ltd.
100% - Northleaf NSP III Holdings Ltd.
63.17% - Northleaf Capital Holdings Ltd.
100% - Northleaf PE Holdings GP Ltd.
100% - Northleaf Capital Partners GP II Ltd.
49% - Northleaf NICP II Holdings GP Ltd.
100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)

41.2% - GWL THL Private Equity I Inc. (58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
77.0% - CDN US Direct RE Holdings Ltd. (23% The Canada Life Insurance Company of Canada)
100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC
100.0% - GWL Direct 345 Cessna LLC
100.0% - CL GFP LLC
100.0% - GWL Direct 1 Bulfinch Place LLC
100.0% - Great-West US Direct RE Acquisition LLC
100.0% - GWL Direct 851 SW 34th LLC
100.0% - GWL Direct 12100 Rivera LLC
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - EverWest Property Management, LLC
100.0% - EverWest Property Services of Arizona, LLC
100.0% - EverWest Real Estate Investors, LLC
100.0% - EverWest Advisors, LLC
100.0% - EverWest Advisors AZ, LLC
100.0% - EW Manager LLC
100.0% - EverWest Funds Advisors LLC
100.0% - GWL U.S. Property Fund GP LLC
100.0% - GWL Plus GP LLC
100.0% - GWL Plus II GP LLC
100.0% - GWL GP LLC
100.0% - GWL RES GP LLC
100.0% - GWLRA US Trust Company, LLC
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (99.9% owned by The Canada Life Assurance Company
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100.0% - GWL Realty Advisors Residential Inc.
100.0% - 2278372 Ontario Inc.
87.5% - 555 Robson Holding Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - GLC Asset Management Group Ltd.
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
100.0% - Kings Cross Shopping Centre Ltd.

100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
100.0% - 2020917 Alberta Ltd.
77.0% - Great-West Investor Holdco Inc. (23% owned by GWL THL Private Equity I Inc.)
84.0% - 2148902 Alberta Ltd. (16% owned by The Canada Life Insurance Company of Canada)
70.0% - 2157113 Alberta Ltd. (30% owned by The Canada Life Insurance Company of Canada)
100.0% - The Walmer Road Limited Partnership (35.0% owned by London Life Insurance Company)
100.0% - Laurier House Apartments Limited (50.0% owned by London Life Insurance Company)
100.0% - Marine Promenade Properties Inc. (50.0% owned by London Life Insurance Company)
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
100.0% - High Park Bayview Limited Partnership
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
100.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
100.0% - RMA Realty Holdings Corporation Ltd.
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware)
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
99.9% - RMA Real Estate LP (0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - KS Village (Millstream) Inc.
100.0% - Trop Beau Developments Limited
100.0% - Kelowna Central Park Properties Ltd.
100.0% - Kelowna Central Park Phase II Properties Ltd.
87.5% - Vaudreuil Shopping Centres Limited (12.5% owned by The Canada Life Insurance Company of Canada)
62.0% - 1296 Station Street Properties Ltd. (380% owned by The Canada Life Insurance Company of Canada)
100.0% - Saskatoon West Shopping Centres Limited
87.5% - 2331777 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2344701 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2356720 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 0977221 B.C. Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.
0.09% - 7420928 Manitoba Limited Partnership (88.15% owned The Canada Life Assurance Company and11.74% owned by The Canada Life Insurance Company of Canada)

100.0% - 7419539 Manitoba Ltd.
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
100.0% - 185 Enfield GP Inc.
0.01% - 185 Enfield LP (99.99% owned by The Canada Life Assurance Company)
99.99% - 185 Enfield LP (0.001% owned by 185 Enfield GP Inc.)
100.0% - 320 Mc Rae GP Inc.
0.001% - 320 McRae LP (99.99% owned by The Canada Life Assurance Company)
99.99% - 320 McRae LP (0.001% owned by 320 McRae GP Inc.)
100.0% - London Life Financial Corporation
100.0% - 11658735 Canada Inc.
100.0% - London Reinsurance Group, Inc.
100.0% - London Life and Cascualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
100.0% - Financial Horizons Group Inc.
100.0% - Financial Horizons Incorporated
100.0% - 9099-1696 Quebec Inc.
100.0% - Continuum Financial Centres Inc.
100.0% - Excel Private Wealth Inc.
100.0% - Odyssey Financial Group Inc./Groupe Odyssee Inc.
100.0% - TORCE Financial Group Inc.
100.0% - TORCE Investment Management Inc.
100.0% - VANCE Financial Group Inc.
100.0% - Henderson GP ULC
0.01% - Henderson Structured Settlements LP (99.9% held by Financial Horizons Incorporated)
99.9% - Henderson Structures Settlements LP (0.01% held by Henderson GP ULC)
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings Limited
100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Reinsurance International Ltd.
100.0% - The Canada Life Group (U.K.) Limited

80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
100.0% - Canada Life Irish Holding Company Limited
28% - JDC Group AG
100.0% - Jung, DMS & Cie.AG
100.0% - Jung, DMS & Cie.Pro GmbH
100.0% - Jung, DMS & Cie.Pool GmbH
100.0% - JDC Geld,de GmbH
100.0% - JDC plus GmbH
100.0% - JDC B-LAB GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Germany)
100.0% - FINUM.Finanzhause AG
100.0% - FINUM.Pension Consulting GmbH
100.0% - FINUM.Private Finance AG
100.0% - FVV – GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Austria)
100.0% - FINUM.Private Finance AG
100.0% - Jung, DMS & Cie. GmbH
51.0% - Jupoo finance GmbH
100.0% - CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by The Canada Life Group (U.K.) Limited)
100.0% - Canada Life Re Ireland dac
100.0% - Canada Life Dublin dac
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services Limited
21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited
100.0% - Canada Life Trustee Services (U.K.) Limited

100.0% - CLFIS (U.K.) Limited
100.0% - Canada Life UK Staff Pension Trustee Limited
100.0% - MGM Advantage Holdings Limited
100.0% - Stonehaven UK Limited
100.0% - MGM Advantage Services Limited
100.0% - Canada Life Platform Limited
100.0% - Canada Life SIPP Trustee Limited
100.0% - Canada Life Platform Nominee Limited
100.0% - Canada Life Limited
26.0% - ETC Hobley Drive Management Company Limited
100.0% - Synergy Sunrise (Wellington Row) Limited
76.0% - Radial Park Management Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Albany Life Assurance Company Limited
100.0% - Canada Life Management (U.K.) Limited
100.0% - Canada Life Services (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Holdings (U.K.) Limited
100.0% - MGM Advantage Life Trustee Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% - ILGAPT Limited
90.0% APT Workplace Pension Ltd.
100.0% APT Wealth Management Ltd.
100.0% APTFS Nominees Ltd.
100.0% - ILGWM Limited
100.0% - Clearview Investments & Pensions Limited
100.0% - Irish Life Health dac
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
100.0% - Glohealth Financial Services Limited
49.0% - Affinity First Limited (51.0% interest unknown)
100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Insurance Services Limited
100.0% EIS Financial Services Limited
100.0% - Cornmarket Retail Trading Ltd.
100.0% - Irish Life Associate Holdings Unlimited Company

100.0% - Irish Life Irish Holdings Unlimited Company
75.0% - 1939 ILIV Consulting Limited
100.0% - Invesco Limited
100.0% - Invesco Trustee DAC
100.0% - City Life Limited
100.0% - ILP Pension Trustees DAC
100.0% - BCRM Financial Holdings (Ireland) dac
100.0% - Acumen & Trust dac
100.0% - Acumen & Trust Pension Trustees dac
100.0% - Irish Life Assurance plc.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Trustee Services Limited
100.0% - Stephen Court Limited
100.0% - (2,3&4) Basement Company Limited
66.66% - City Gate Park Administration Limited
51.0% - SJRQ Riverside IV Management Company Ltd.
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
20.0% - Choralli Limited
18.2143% - Tour Esplanade (Paris) LP
52.8% - Platform Capital Holdings Limited
100.0% - Conexim Advisors Limited
100.0% - 4073649 Canada, Inc.
100.0% - CL Luxembourg Capital Management S.á.r.l.
45.0% - Wealthsimple Europe S.á.r.l.
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Germany GmbH
100.0% - Wealthsimple Technologies Europe
100.0% - Canada Life Finance (U.K.) Limited
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited
100.0% - Canada Life Capital Bermuda II Limited
77.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc.)
100.0% - CL 22 Chapel GP Inc.
0.001% - CL 22 Chapel LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 22 Chapel GP (0.001%owned by CL 22 Chapel GP Inc.)
100.0% - CL Eastlake GP Inc.

0.001% - CL Eastlake LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL Eastlake LP (0.001% owned by CL Eastlake GP Inc.)
100.0% - CL Lago GP Inc.
0.001% - CL Lago LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL Lago LP (0.001% owned by CL 22 Chapel GP Inc.)
100.0% - CL 2505 Bruckner GP Inc.
0.001% - CL 2505 Bruckner LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 2505 Bruckner LP (0.001% owned by CL 2505 Bruckner Inc.)
100.0% - The Canada Life Insurance Company of Canada
11.74%- 7420928 Manitoba Limited Partnership (88.15% limited partner interest held by The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.12% interest)
100.0% - 6855572 Manitoba Ltd.
94.4% - MAM Holdings Inc. (5.6% owned by The Canada Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (87.5% owned by The Canada Life Assurance Company)
38.0% - 1296 Station Street Properties Ltd. (62.0% owned by The Canada Life Assurance Company
12.5% - 2356720 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 555 Robson Holding Ltd. (87.5% owned by The Canada Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (41.2% The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
16.0% - 2148902 Alberta Ltd. (85% by The Canada Life Assurance Company)
30.0% - 2157113 Alberta Ltd (70% by The Canada Life Assurance Company)
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - CL Capital Management (Canada), Inc.
100.0% - Canada Life Mortgage Services Ltd.
11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests

100.0% - Canada Life Capital Trust
100.0% - Canada Life Investment Management Ltd.
100.0% - Great-West US RE Holdings, Inc.
100.0% - CL Burlingame, LLC
10.0% - PGEW Burlingame, LLC
100.0% - EW PG – Airport Owner, LLC
100.0% - CL 25 North LLC
D.
IGM Financial Inc. Group of Companies (Canadian mutual funds)
Power Corporation of Canada
100.0% - Power Financial Corporation
62.076% - IGM Financial Inc. (direct and indirect 65.936%)
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - 11249142 Canada Inc.
100.0% - Investors Group Trust Co. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - 11263552 Canada Inc.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Europe Limited
100.0% - Mackenzie Investments Asia Limited
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie U.S. Fund Management Inc.
13.9% - China Asset Management Co., Ltd.
80.0% - 11249185 Canda Inc.
100.0% - Armstrong LP
49.9% - Northleaf Capital Group Ltd.
100% - Northleaf Capital Partners Ltd.
100% - Northleaf PPP GP Ltd.

100% - Northleaf Secondary Partners III GP Ltd.
100% - Northleaf Mid- Market Infrastructure Partners GP Ltd.
100% - Northleaf SH288 GP Ltd.
100% - Northleaf Geothermal Holdings (Canada) GP Ltd.
100% - NSPC-L Holdings II GP Ltd.
100% - Northleaf Small Cell GP Ltd.
100% - NCP Terminals GP Ltd.
100% - NCP NWP US GP Ltd.
49% - Northleaf NICP III GP Ltd.
100% - NCP US Terminals GP LLC
100% - NCP Canadian Breaks GP LLC
100% - Northleaf Vault Holdings GP Ltd.
100% - NSPC-L GPC Ltd.
100% - NCP CSV Holdings GP Ltd.
100% - Northleaf Capital Advisors Ltd.
100% - Northleaf/PRD Holdco GP Ltd.
100% - Northleaf/PRD GP Ltd.
100% - Northleaf Trustees Limited
100% - Northleaf NVCF Holdings Ltd.
100% - Northleaf PE GP Ltd.
100% - Northleaf 2013- 2014 Holdings Ltd.

100% - Northleaf PE GP Ltd.
100% - NCP 2015 Canadian Holdings Ltd.
100% - Northleaf Capital Partners (Canada) Ltd.
100% - Northleaf Capital Partners (Australia) Pty Ltd.
100% - Northleaf Capital Partners (UK) Limited
49% - Northleaf NICP GP Ltd.
49% - Northleaf NICP II GP Ltd.
100% -Northleaf Class C Holdings GP Ltd.
100% - Northleaf Capital Partners (USA) Inc.
100% - Annex Fund GP Ltd
100% - Northleaf Capital Partners GP Ltd.
49% - Northleaf NICP Holdings GP Ltd.
100% - SW Holdings GP Ltd.
100% - Northleaf South Dundas GP Ltd.
100% - Northleaf NICP III Canadian Class C Holdings Ltd.
100% - Northleaf Millennium Holdings (US) GP Ltd.
100% - Northleaf Millennium Holdings (Canada) GP Ltd.
100% - Northleaf 1608 II Holdings Ltd.
100% - Northleaf NVCF II Holdings Ltd.

100% - Northleaf 2017- 2018 PE Holdings Ltd.
100% - Northleaf 1855 Holdings Ltd.
49% - Northleaf Star Holdings GP Ltd.
100% - Northleaf Star GPC Ltd.
49% - Northleaf Private Credit GP Ltd.
100% - NPC GPC Ltd.
100% - Northleaf NPC I Holdings Ltd.
100% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100% - NPC II GPC Ltd.
100% - NSPC GPC Ltd.
49% - NSPC GP Ltd.
49% - NSPC-L GP Ltd.
49% - NSPC-L Holdings GP Ltd.
49% - NPC I Holdings GP Ltd.
49% - Northleaf Private Credit II GP Ltd.
49% - Northleaf NCO GP Ltd.
100% - Northleaf NICP III Holdings Ltd.
100% - Northleaf CFOF Class C 2019 Ltd.
100% - Northleaf 010 II Holdings Ltd.
100% - NSPC International GP Ltd.
100% - NSPC- L International GP Ltd.
100% - Northleaf NCO Holdings Ltd.
100% - Northleaf NPE VIII Holdings Ltd.

100% - Northleaf NSP III Holdings Ltd.
63.17% - Northleaf Capital Holdings Ltd.
100% - Northleaf PE Holdings GP Ltd.
100% - Northleaf Capital Partners GP II Ltd.
49% - Northleaf NICP II Holdings GP Ltd.
100.0% - Greenchip Financial Corp.
100.0% - GLC Asset Management Group Ltd.
100.0% - MGELS Investments Limited
100.0% - MEMLS Fund Management (Cayman) Ltd.
100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
100.0% - Investment Planning Counsel Inc.
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
18.54% - Portag3 Ventures LP
19.82% - Springboard LP
55.23% - Springboard LP
75.95% - WealthSimple Financial Corp. (74.89% equity)
29.33% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
31.97% - Portag3 ventures II LP
E.
Pargesa Holding SA Group of Companies (European investments)
Power Corporation of Canada
100.0% - Power Financial Corporation
100.0% - Power Financial Europe SA
50.0% - Parjointco SA
100.0% - Pariontco Switzerland SA
100.0% - Pargesa Netherlands B.V.
43.2% (Groupe Bruxelles Lambert (28.2% in capital)
1.3% - Groupe Bruxelles Lambert (1.6% in capital)
0.4% - LTI One SA
96.5% - FINPAR II SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
90.2% - FINPAR III SA

0.2% - Groupe Bruxelles Lambert (0.1% in capital)
94.4% - FINPAR IV SA
0.1% - Groupe Bruxelles Lambert
0.1% - Imerys
94.9% - FINPAR V SA
0.1% - Groupe Bruxelles Lambert
0.3% - Marnix Lux SA
95.0% - PINPAR VI SA
0.1% - Groupe Bruxelles Lambert
0.3% - Marnix Lux SA
1.2% - Sagerpar SA
100.0% - Belgian Securities BV
67.6% - Imerys (53.9% in capital)
100.0% - Brussels Securities SA
99.6% - LTI One SA
100.0% - LTI Two SA
0.1% - Groupe Bruxelles Lambert
100.0% - URDAC SA
0.1% - Groupe Bruxelles Lambert
100.0% - FINPAR SA
0.1% - Groupe Bruxelles Lambert
100.0% - FINSAR SA
98.8% - Sagerpar SA
3.0% - Groupe Bruxelles Lambert (3.1% in capital)
10.0% - GBL Participations SA
10.0% - Brussels Advisors SA
100.0% - GBL O
90.0% - GBL Participations SA
90.0% - Brussels Advisors SA
100.0% - GBL Advisors Limited
5.4% - FINPAR III SA
100.0% - GBL Development Limited
100.0% - RPCE Consulting SAS
100.0% - GBL Verwaltung SA
100.0% - GBL Investments Limited
100.0% - GBL R S.á.r.l
100.0% - GBL Energy S.á.r.l
100.0% - Serena S.á.r.l.
100.0% - Eliott Capital S.á.r.l
100.0% - Sienna Capital S.á.r.l
100.0% - Sienna Capital London Ltd.
100.0% - Sienna Capital Opportunity GP S.a.r.l
50.0% - Avanti Acquisition GP S.a.r.l
100.0% Sienna Capital Invest SCSp
100.0% - Sienna Capital Opportunity Carry SCSp
100.0% - Sienna Capital Opportunity Fund SCSp
100.0% - SC Opportunity Master S.a.r.l

100.0% - Sienna Capital Participations S.á.r.l
89.9%% - Ergon Capital Partners III SA
100.0% - Sienna Capital Co-Invest Master S.a.r.l
50.0% - Avanti Acquisition SCSp
100.0% - GBL Finance S.á.r.l.
100.0% - Miles Capital S.á.r.l.
100.0% - Oliver Capital S.á.r.l
100.0% - Theo Capital S.á.r.l
100.0% - Owen Capital S.á.r.l
100.0% - GfG Capital S.á.r.l
100.0% - Blitz 20-673 GmbH
3.5% - FINPAR II SA
4.4% - FINPAR III SA
5.6% - FINPAR IV SA
5.1% - FINPAR V SA
5.0% - FINPAR VI SA
100.0% - Sapiens S.á.r.l
61.0% - Marnix Lux SA
100.0% - Marnix French ParentCo SAS
100.0% - Marnix French TopCo SAS
100.0% - Marnix SAS
100.0% - Courcelles Lux SCA
100.0% - Wowholdco SAS
100.0% - Wowmidco SAS
100.0% - Wowbidco SAS
100.0% - Webhelp SAS
F.
Power Corporation (International) Limited Group of Companies (Asian investments)
Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
13.9% - China Asset Management Limited
G.
Other PCC Companies
Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - SVRE Management Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Power Sustainable Capital Investments Inc.

100.0% - Power Sustainable Manager Inc.
100.0% - PSEIP Carry Holding LP
100.0% - Power Sustainable Energy Infrastructure Inc.
100.0% - PSEIP Carry Canada Inc
100.0% - Power Sagard (Shanghai) Investment Management Co., Ltd.
8.92% - Bellus Health Inc.
25.0% (voting) - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
75.0% - Paintearth Wind Project LP
100.0% - Stirling Wind Project LP
75.0% - Wheatland Wind Project LP
100.0% - Emerald Solar Energy, SRL
100.0% - Jenner Wind Limited Partnership
100.0% - Power Renewable Energy Corporation
100.0% - Sequoia Energy Inc.
100.0% - Sequoia Energy US Inc.
100.0% - Musselshell Wind Holdings, LLC
100.0% - Musselshell Wind Project, LLC
100.0% - Musselshell Wind Project Two, LLC
100.0% - Potentia Solar Holdings II Limited Partnership
100.0% Potentia Solar Holdings Limited Partnership
100.0% - Schooltop Solar LP
85.0% - Reliant First Nations LP
100.0% - PSI Solar Finance 1 LP
100.0% - MOM Solar LP
100.0% - Potentia Solar 5 LP
100.0% - Potentia Solar 6 LP
100.0% - Potentia Solar 7 LP
100.0% - Potentia Solar 9 LP
100.0% - Potentia Solar 14 LP
100.0% - Solarize Holdings Corp.
100.0% - Potentia Solar Holdings Corp.
100.0%- Banjo Solar Holdings Corp.
64.0% - Potentia MN Solar Fund I, LLC
100.0% - Golden South Wind LP
100.0% - Potentia Renewables 15 LP (Affinity and RT Solar)
100.0% - Potentia Renewables 16 LP (Solar Gardens)
50.0% - Pokeshaw Windfarm LP
100.0% - Power Energy Corporation US
100.0% - Nautilus Solar Energy, LLC
100.0% - Nautilus Helios Solar Torsk, LLC
100.0% - Bulldog Solar One LLC
100.0% - Burns Solar One LLC
100.0% - MVR Solar One LLC
100.0% - Mason Solar One,LLC
100.0% - Pittman Solar One LLC

100.0% - Chesapeake Energy One, LLC
100.0% - Nautilus Solar Solutions, LLC
100.0% - Nautilus Castle Solar, LLC
100.0% - NSE Sackets Solar, LLC
100.0% - Clifton Park Solar 1, LLC
100.0% - Clifton Park Solar 2, LLC
100.0% - Hamlin Solar 1, LLC
100.0% - NSE Stag Industrial MA 1, LLC
100.0% - NSE Beacon Solar, LLC
100.0% - ISM Solar Cranston
100.0% - P52ES Raphael Rd Community Solar, LLC (White Marsh)
100.0% - P52ES 1755 Henryton Road Phase I, LLC
100.0% - P52ES 1755 Henryton Road Phase 2, LLC
100.0% - P52ES 12855 Frederick Road Phase 1, LLC (Triple Creek)
100.0% - Nautilus Helios Solar Blackpoint, LLC
100.0% - TPE King Solar Holdings1, LLC
100.0% - TPE King Solar Holdings2, LLC
100.0% - Nautilus Solar Construction Holdco, LLC
100.0% - TPE Hopkins Solar Holdings1, LLC
100.0% - Nautilus Slar Term Holdco, LLC
100.0% - Nautilus Solar Canada Inc.
100.0% - 2241091 Ontario Inc. GP
100.0% - Prowind Renewable Inc
- 100.0% - Bright Oak Solar
100.0% - River Valley Solar LLC
100.0% - Bright Hill Solar LLC
100.0% - Bright Field Solar LLC
100.0% - Virgo KAM MM Holdco, LLC
1.0% - Virgo KAM Holdco, LLC
100.0% - Lindstrom Solar LLC
100.0% - Winstead Solar LLC
100.0% - Saint Cloud Solar LLC
100.0% - VH Holdco I, LLC
1.0% – VH WB Holdco, LLC
100.0% - VH West Brookfield LLC
100% - VH Lordsburg Holdco, LLC
100.0% - Nautilus Solar Lordsburg, LLC
100.0% – VH Salem Holdco, LLC
100.0% - NS Salem Community College, LLC
100.0% - VH Kilroy Holdco, LLC
100.0% - VH Kilroy Solar, LLC
100.0% - VH BHA Holdco, LLC
100.0% - GES Megafourteen LLC
100.0% - Virgo Goat Island MM Holdco, LLC
1.0% - Virgo Goat Island Holdco, LLC
100.0% -Nautilus Goat Island Solar, LLC
100.0% – NS Belle Mead, LLC

60.51% - Lumenpulse Group Inc.
100.0% - Lumenpulse Finance Corp.
100.0% - Lumenpulse Lighting Corp.
80.93% - Sternberg Lanterns, Inc.
100.0% - Exenia s.r.l.
100.0% - Lumenpulse UK Limited
100.0% - Lumenpulse Alphaled Limited
44.15% - The Lion Electric Company
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - Sagard Holdings Participation Inc.
100.0% - Sagard Credit Partners GP, Inc.
100.0% - Sagard Credit Partners, LP
100.0% - Sagard Holdings Manager GP Inc.
100.0% - Sagard Holdings Manager LP
100.0% - Sagard Credit Partners (Cayman) GP, Inc.
100.0% - Sagard Credit Partners (Cayman), LP
100.0% - Sagard Healthcare Royalty Partners GP LLC
100.0% - Sagard Healthcare Royalty Partners, LP
100.0% - Portag3 Ventures GP Inc.
100.0% - Portag3 Ventures Participation ULC
100.0% - Portag3 Ventures Participation Inc.
100.0% - Portag3 Ventures Participation US LP
100.0% - Portag3 Ventures II Affiliates GP Inc.
100.0% - Portag3 Ventures II Affiliates LP
100.0% - Portag3 Ventures LP
100.0% - Portag3 International Investments Inc.
100.0% - Portag3 Ventures II GP Inc.
100.0% - Portage3 Ventures II LP
100.0% - Portag3 Ventures II Investments LP
100.0% - Portag3 Ventures II International Investments Inc.
100.0% - Portag3 Ventures II International LP
100.0% - Portag3 Ventures II International (FI) LP
100.0% - Portag3 Ventures II Carried Interest LP
100.0% - Portag3 Ventures II Carried Interest US LP
100.0% - Springboard III GP Inc.
100.0% - Springboard III LP
100.0% - Sagard Holdings ULC
4.0% - 1069759 B.C. Unlimited Liability Company
100.0% - Sagard Credit Partners Carried Interest GP Inc.
100.0% - Sagard Credit Partners Carried Interest LP
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
21.4% - GP Strategies Corp.
4.23% - Jaguar Health Inc.

96.0% - 1069759 B.C. Unlimited Liability Company
91.6% - Integrated Fertility Holding, LLC
50.0% - Peak Achievement Athletics Inc. (42.58% equity)
100.0% - 10094439 Canada Inc.
100.0% - 10094455 Canada Inc.
100.0% - Limited Partnership Interests in Peak Management Participation LP
100.0% - 1167410 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Management Participation LP
100.0% - Limited Partnership Interests in Peak Holdings LP
100.0% - 1167387 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Holdings LP
100.0% - Bauer Hockey Ltd.
100.0% - Bauer Innovations Canada Ltd.
100.0% - Bauer Hockey AB
100.0% - Bauer Hockey GmbH
100.0% - Performance Sports Group Hong Kong Ltd.
100.0% - Jacmal BV
100.0% - Bauer CR spol s.r.o.
100.0% - BCE Acquisitions US, Inc.
100.0% - Bauer Innovations US, LLC
100.0% - Easton Diamond Sports, LLC
100.0% - Bauer Hockey LLC
100.0% - Cascade Maverik Lacrosse, LLC
100.0% - Bauer Hockey Retail, LLC
100.0% - Power Corporation of Canada Inc.
100.0% - 4190297 Canada Inc.
100.0% - Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltee
100.0% Gestion Gesca Inc.
100.0% - 11249177 Canada Inc.
100.0% - 10206911 Canada Inc.
100.0% - Gesca Numerique Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.
100.0% Les Editions Plus Ltee
50.0% - 1004096 Canada Inc. (“workopolis”)
H.
Other PFC Companies
Power Financial Corporation

100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - PFC Ventures Inc.
100.0% - 9194649 Canada Inc.
100.0% - Springboard L.P.
75.95.% - Wealthsimple Financial Corp. (74.89% equity)
100.0% - Wealthsimple Inc.
100.0% - Wealthsimple Advisor Services Inc.
100.0% - Canadian ShareOwner Investments Inc.
100.0% - CSA Computing Inc.
100.0% - Wealthsimple US, Ltd.
100.0% - Wealthsimple Technologies Inc.
100.0% - Wealthsimple Investments US, Ltd.
50.10% - Wealthsimple Europe S.a.r.l

100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Germany GmbH
100.0% - Wealthsimple Technologies Europe Ltd
100.0% - SimpleTax Software Inc.
100.0% - Wealthsimple Payments Inc.
100.0% - Wealthsimple Digital Assets. Inc.
100.0% - Springboard II LP
II.
OWNERSHIP BY POWER CORPORATION OF CANADA
Power Corporation of Canada has a voting interest in the following entities:
A.
Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)
Power Corporation of Canada
100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
66.889% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC

100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - GWL&A Financial Inc.
100.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Empower Retirement, LLC, LLC
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.0% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Insurance Agency, LLC
B.
Putnam Investments Group of Companies (Mutual Funds)
Power Corporation of Canada
100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
66.774% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
100.0% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing, Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings I, LLC
20.0% - PanAgora Asset Management, Inc. (80% owned by PanAgora Holdings, Inc.)
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company, LLC
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)
100.0% - Putnam Investment Holdings, L.L.C.

100.0% - Savings Investments, LLC
100.0% - Putnam Capital, LLC
100.0% - 37 Capital General Partner, LLC
100.0% - Putnam Advisory Holdings II, LLC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings, LLC
100.0% - Putnam Investments Canada ULC
C.
The Great-West Life Assurance Company Group of Companies (Canadian insurance)
Power Corporation of Canada
100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
66.774% - Great-West Lifeco Inc.
100.0% - Great-West Lifeco U.S. LLC
100.0% Great-West Lifeco Finance 2019, LLC
99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
100.0% - Great-West Lifeco US Finance 2019, LP
100.0% - Great-West Lifeco US Finance 2019, LLC
100.0% - Great-West Lifeco US Finance 2019 I, LLC
100.0% - Great-West Lifeco US Finance 2019 II, LLC
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Finance 2019, LLC)
18.5% - Portag3 Ventures LP
29.3% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
33.3% - Portag3 Ventures II LP
33.3% - Portag3 Ventures II International Investments Inc. 100.0% -2142540 Ontario Inc.
100.0% - 2023308 Ontario Inc.
1.0% - Great-West Life & Annuity Insurance Capital, LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
99.0% - Great-West Lifeco Finance (Delaware) LP (1.0% owned by 2142540 Ontario Inc.)
100.0% Great-West Lifeco Finance 2017, LLC
100.0% - 2171866 Ontario Inc
100.0% - 2619747 Ontario Inc.
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Great-West Life Assurance Company)
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Inc.)

100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by 2619747 Ontario Inc.)
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
100.0% - 9855297 Canada Inc.
100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
29.4% - GWL THL Private Equity I Inc. (11.8% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (22% owned by The Canada Life Assurance Company, 55% owned by The Great-West Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
20.0% - CDN US Direct RE Holdings Ltd. (45% London life Insurance Company, 23% The Canada Life Insurance Company of Canada, 12% The Canada Life Assurance Company)
100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC
100.0% - GWL Direct 345 Cessna LLC
100.0% - CL GFP LLC
100.0% - GWL Direct 1 Bulfinch Place LLC
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - EverWest Property Management, LLC
100.0% - EverWest Property Services of Arizona, LLC
100.0% - EverWest Real Estate Investors, LLC
100.0% - EverWest Advisors, LLC
100.0% - EverWest Advisors AZ, LLC
100.0% - EW Manager LLC
100.0% - EverWest Funds Advisors LLC
100.0% - GWL U.S. Property Fund GP LLC
100.0% - GWL Plus GP LLC
100.0% - GWL Plus II GP LLC
100.0% - GWL GP LLC
100.0% - GWLRA US Trust Company, LLC
100.0% - GWL RES GP LLC
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company, 30.0% owned by London Life Insurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.

100% - S-8025 Holdings Ltd.
100.0% - GWL Realty Advisors Residential Inc.
100.0% - 2278372 Ontario Inc.
12.5% - 555 Robson Holding Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - GLC Asset Management Group Ltd.
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
70.0% - Kings Cross Shopping Centre Ltd. (30% owned by London Life Insurance Company)
100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
100.0% - 2020917 Alberta Ltd.
55.0% - Great-West Investor Holdco Inc. (23% owned by GWL THL Private Equity I Inc., 22% owned by The Canada Life Assurance Company)
26.0% - 2148902 Alberta Ltd. (53% owned by London Life Insurance Company, 16% owned by The Canada Life Insurance Company of Canada and 5% owned by The Canada Life Assurance Company)
20.0% - 2157113 Alberta Ltd. (40% owned by London Life Insurance Company, 30% owned by The Canada Life Insurance Company of Canada and 10% owned by The Canada Life Assurance Company)
65.0% - The Walmer Road Limited Partnership (35.0% owned by London Life Insurance Company)
50.0% - Laurier House Apartments Limited (50.0% owned by London Life Insurance Company)
50.0% - Marine Promenade Properties Inc. (50.0% owned by London Life Insurance Company)
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
75.0% - High Park Bayview Limited Partnership (25.0% owned by London Life Insurance Company)
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
70.0% - TGS North American Real Estate Investment Trust (30% owned by London Life Insurance Company)
100.0% - TGS Trust
70.0% - RMA Realty Holdings Corporation Ltd. (30.0% owned by London Life Insurance Company)
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware)
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware)
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
69.9% - RMA Real Estate LP (30.0% owned by London Life Insurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
70.0% - KS Village (Millstream) Inc. (30.0% owned by London Life Insurance Company)

70.0% - 0726861 B.C. Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Trop Beau Developments Limited (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Properties Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Phase II Properties Ltd. (30.0% owned by London Life Insurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
70.0% - Saskatoon West Shopping Centres Limited (30.0% owned by London Life Insurance Company)
12.5% - 2331777 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2344701 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2356720 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 0977221 B.C. Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 555 Robson Holding Ltd. ((75% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.

0.04% - 7420928 Manitoba Limited Partnership (24.99% owned each by The Great-West Life Assurance Company, London Life Insurance Company, The Canada
Life Assurance Company and The Canada Life Insurance Company of Canada)

100.0% - 7419539 Manitoba Ltd.
100.0% - London Insurance Group Inc.
100.0% - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - 0726861 B.C. Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - TGS North American Real Estate Investment Trust (70% owned by The Great-West Life Assurance Company)
100.0% - TGS Trust
30.0% - RMA Realty Holdings Corporation Ltd. (70% owned by The Great-West Life Assurance Company)
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware) (special shares held by 1995709 Alberta Ltd.)
100.0% - RMA American Realty Corp.
1.0% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
30.0% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - 1319399 Ontario Inc.

24.99%- 7420928 Manitoba Limited Partnership (24.99% limited partner interest each held by The Great-West Life Assurance Company, The Canada Life
Assurance Company and The Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.04% interest)

50.0% - Laurier House Apartments Limited (50.0% owned by The Great-West Life Assurance Company)
50.0% - Marine Promenade Properties Inc. (50.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Phase II Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Trop Beau Developments Limited (70.0% owned by The Great-West Life Assurance Company)
53.0% - 2148902 Alberta Ltd. (26% owned by the Great-West Life & Annuity Insurance Company, 16% owned by the Canada Life Insurance Company of Canada and 5% owned by the Canada Life Assurance Company)
40.0% - 2157113 Alberta Ltd. (20% owned by the Great-West Life & Annuity Insurance Company, 30% owned by the Canada Life Insurance Company of Canada and 10% owned by the Canada Life Assurance Company)
100.0% - 4298098 Canada Inc.

100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership (65.0% owned by The Great-West Life Assurance Company)
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - High Park Bayview Limited Partnership (75.0% owned by The Great-West Life Assurance Company)
30.0% - KS Village (Millstream) Inc. (70.0% owned by The Great-West Life Assurance Company)
100.0% - London Life Financial Corporation
100.0% - 11658735 Canada Inc.
100.0%% - London Reinsurance Group, Inc.
100.0% - London Life and Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
75.0% - Vaudreuil Shopping Centres Limited (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
26.43% - London Reinsurance Group Inc. (73.57% owned by London Life Financial Corporation)
30.0% - Saskatoon West Shopping Centres Limited (70.0% owned by The Great-West Life Assurance Company)
75.0% - 2331777 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2344701 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2356720 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 0977221 B.C. Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - Financial Horizons Group Inc.
100.0% - Financial Horizons Incorporated
100.0% - 9099-1696 Quebec Inc.
100.0% - Continuum Financial Centres Inc.
100.0% - Excel Private Wealth Inc.
100.0% - Odyssey Financial Group Inc./Groupe Odyssee Inc.
100.0% - TORCE Financial Group Inc.
100.0% - TORCE Investment Management Inc.
100.0% - VANCE Financial Group Inc.
100.0% - VANCE Investment Inc.
100.0% - Henderson GP ULC
0.01% - Henderson Structured Settlements LP (99.9% held by Financial Horizons Incorporated)
99.9% - Henderson Structures Settlements LP (0.01% held by Henderson GP ULC)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)

24.99%- 7420928 Manitoba Limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance
Company and the Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.04% interest)

5.0% - 2148902 Alberta Ltd. (53% owned by London Life Insurance Company, 26% by The Great-West Life Assurance Company and 16% by The Canada Life Insurance Company of Canada)

10.0% - 2157113 Alberta Ltd. (40% owned by London Life Insurance Company, 20% by The Great-West Life Assurance Company and 30% by The Canada Life Insurance Company of Canada)
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings Limited
100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Reinsurance International Ltd.
100.0% - Canada Life Reinsurance Ltd.
100.0% - The Canada Life Group (U.K.) Limited
80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
100.0% - Canada Life Irish Holding Company Limited
28% - JDC Group AG
100.0% - Jung, DMS & Cie.AG
100.0% - Jung, DMS & Cie. Fundmatrix AG
100.0% - Jung, DMS & Cie.Pro GmbH
100.0% - Jung, DMS & Cie.Pool GmbH
100.0% - JDC Geld,de GmbH
100.0% - JDC plus GmbH
100.0% - JDC B-LAB GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Germany)
100.0% - FINUM.Finanzhause AG
100.0% - FINUM.Pension Consulting GmbH
100.0% - FINUM.Private Finance AG
100.0% - FVV – GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Austria)
100.0% - FINUM.Private Finance AG
100.0% - Jung, DMS & Cie. GmbH
51.0% - Jupoo finance GmbH
100.0% - CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by The Canada Life Group (U.K.) Limited)
100.0% - Canada Life Re Ireland dac
100.0% - Canada Life Dublin dac
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services Limited
21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
7.0% - Irish Association of Investment Managers CLG
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited

100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited
100.0% - Canada Life Trustee Services (U.K.) Limited
100.0% - CLFIS (U.K.) Limited
100.0% - Canada Life UK Staff Pension Trustee Limited
100.0% - MGM Advantage Holdings Limited
100.0% - Stonehaven UK Limited
100.0% - MGM Advantage Services Limited
100.0% - MGM Advantage Life Limited
100.0% - MGM Advantage Life Trustee Limited
100.0% - Canada Life SIPP Trustee Limited
100.0% - Canada Life Limited
26.0% - ETC Hobley Drive Management Company Limited
100.0% - Synergy Sunrise (Wellington Row) Limited
76.0% - Radial Park Management Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Albany Life Assurance Company Limited
100.0% - Canada Life Management (U.K.) Limited
100.0% - Canada Life Services (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Holdings (U.K.) Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% - ILGAPT Limited
100.0% - ILGWM Limited
100.0% - Irish Life Health dac
100.0% - Irish Progressive Services International Ltd
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
100.0% - Glohealth Financial Services Limited
49.0% - Affinity First Limited (51.0% interest unknown)
100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Insurance Services Limited
25.0% EIS Financial Services Limited (75.0% interest unknown)
100.0% - Cornmarket Retail Trading Ltd.
100.0% - Irish Life Associate Holdings Unlimited Company
100.0% - Irish Life Irish Holdings Unlimited Company
75.0% - 1939 ILIV Consulting Limited
100.0% - Invesco Limited
100.0% - Invesco Trustee DAC
100.0% - City Life Limited
100.0% - ILP Pension Trustees DAC

100.0% - Irish Life Assurance plc.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Trustee Services Limited
100.0% - Stephen Court Limited
100.0% - (2,3&4) Basement Company Limited
66.66% - City Gate Park Administration Limited
51.0% - SJRQ Riverside IV Management Company Ltd.
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
20.0% - Choralli Limited
5.5% - Padamul Ltd.
18.2143% - Tour Esplanade (Paris) LP
100.0% - 4073649 Canada, Inc.
100.0% - CL Luxembourg Capital Management S.á.r.l.
45.0% - Wealthsimple Europe S.á.r.l.
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Germany GmbH
100.0% - Wealthsimple Technologies Europe
100.0% - Canada Life Finance (U.K.) Limited
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited
100.0% - Canada Life Capital Bermuda II Limited
22.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc., 55% owned by The Great-West Life Assurance Company)
100.0% - CL 22 Chapel GP Inc.
0.001% - CL 22 Chapel LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 22 Chapel GP (0.001%owned by CL 22 Chapel GP Inc.)
100.0% - CL Eastlake GP Inc.
0.001% - CL Eastlake LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL Eastlake LP (0.001% owned by CL Eastlake GP Inc.)
100.0% - CL Lago GP Inc.
0.001% - CL Lago LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL Lago LP (0.001% owned by CL 22 Chapel GP Inc.)
100.0% - CL 431 La Cienega GP Inc.
0.001% - CL 431 La Cienega LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 431 La Cienega LP (0.001% owned by CL 431 La Cienega GP Inc.)
100.0% - The Canada Life Insurance Company of Canada

24.99%- 7420928 Manitoba Limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance
Company and The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.04% interest)

100.0% - 6855572 Manitoba Ltd.
94.4% - MAM Holdings Inc. (5.6% owned by The Great-West Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)

12.5% - 0977221 B.C. Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 555 Robson Holding Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (11.8% The Canada Life Assurance Company, 29.4% The Great-West Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
16.0% - 2148902 Alberta Ltd. (53% owned by London Life Insurance Company, 26% by The Great-West Life Assurance Company and 5% by The Canada Life Assurance Company)
30.0% - 2157113 Alberta Ltd (40% owned by London Life Insurance Company, 20% by The Great-West Life Assurance Company and 10% by The Canada Life Assurance Company)
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - CL Capital Management (Canada), Inc.
100.0% - Canada Life Mortgage Services Ltd.
11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Great-West Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - Canada Life Capital Trust
100.0% - Great-West US RE Holdings, Inc.
100.0% - CL Burlingame, LLC
10.0% - PGEW Burlingame, LLC
100.0% - EW PG – Airport Owner, LLC
D.
IGM Financial Inc. Group of Companies (Canadian mutual funds)
Power Corporation of Canada
100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
62.080% - IGM Financial Inc. (direct and indirect 65.948%)
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - 11249142 Canada Inc.
100.0% - Investors Group Trust Co. Ltd.
100.0% - I.G. Insurance Services Inc.

100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - 11263552 Canada Inc.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Europe Limited
100.0% - Mackenzie Investments Asia Limited
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie U.S. Fund Management Inc.
13.9% - China Asset Management Co., Ltd.
100.0% - MGELS Fund Management (Cayman) Ltd.
100.0% - MGELS Investments Limited
100.0% - MEMLS Fund Management (Cayman) Ltd.
100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
100.0% - Investment Planning Counsel Inc.
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
18.54% - Portag3 Ventures LP
19.82% - Springboard LP
55.23% - Springboard LP
85.29% - WealthSimple Financial Corp.
29.33% - Springboard II LP
25.44% - Personal Capital Corporation
100.0% - Personal Capital Services Corporation
100.0% - Personal Capital Advisors Corporation
100.0% - Personal Capital Technology Corporation
33.3% - Portag3 Ventures II Affiliates LP
31.97% - Portag3 ventures II LP
E.
Pargesa Holding SA Group of Companies (European investments)
Power Corporation of Canada
100.0% - 171263 Canada Inc.

64.057% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
75.4% - Pargesa Holding SA (55.5% capital)
100.0% - Pargesa Netherlands B.V.
51.7% (taking into account the treasury shares - Groupe Bruxelles Lambert (50.0% in capital)
Capital
12.0% - Pernod Ricard (7.5% in capital)
17.9% - Umicore
19.8% - Ontex
0.4% - LTI One SA
96.5% - FINPAR II SA
0.1% - Groupe Bruxelles Lambert
0.1% - Ontex
90.2% - FINPAR III SA
0.1% - Groupe Bruxelles Lambert
0.1% - GEA
94.4% - FINPAR IV SA
0.1% - Groupe Bruxelles Lambert
0.1% - Imerys
1.2% - Sagerpar SA
100.0% - Belgian Securities BV
Capital
67.6% - Imerys (53.9% in capital)
100.0% - Brussels Securities SA
Capital
99.6% - LTI One SA
0.1% - Groupe Bruxelles Lambert
100.0% - LTI Two SA
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore
100.0% - URDAC SA
0.1% - Groupe Bruxelles Lambert
100.0% - FINPAR SA
0.1% - Groupe Bruxelles Lambert
98.8% - Sagerpar SA
2.5% - Groupe Bruxelles Lambert
10.0% - GBL Participations SA
10.0% - Brussels Advisors SA
100.0% - GBL O
90.0% - GBL Participations SA
90.0% - Brussels Advisors SA
100.0% - GBL Advisors Limited
5.4% - FINPAR III SA
100.0% - GBL Development Limited
100.0% - RPCE Consulting SAS
100.0% - GBL Verwaltung SA

Capital
100.0% - GBL Investments Limited
100.0% - GBL R S.á.r.l.
100.0% - GBL Energy S.á.r.l.
Capital
1.1% - Total (0.6% in capital)
100.0% - Serena S.á.r.l.
Capital
16.7% - SGS
100.0% - Eliott Capital S.á.r.l.
Capital
7.6% - LafargeHolcim
100.0% - Sienna Capital S.á.r.l
Capital
100.00% - Sienna Capital London Ltd.
100.0% Sienna Capital Invest SCSp
Capital
0.3% - Sagard II A FPCI
75.0% - Sagard II B FPCI
26.9% - Sagard 3 FPCI
29.6% - Kartesia Credit Opportunities III SCA, SICAV-SIF
17.2% - Kartesia Credit Opportunities IV SCS
22.2% - Kartesia Management SA
78.3% - PrimeStone Capital Fund ICAV
1.7% - PrimeStone Capital Special Limited Partner SCSp
9.8% - BDT Capital Partners Fund II (INT),L.P.
7.2% - Fund II – A Spirits, LP
16.4% - Matador Coininvestment SCSP
3.1% - Carlyle International Energy Partners II – EU SCSp
100.0% - Sienna Capital Participations S.á.r.l
Capital
10.8% - Sagard FCPR
50.0% - Ergon Capital Partners SA
42.4% - Ergon Capital Partners II SA
89.9% - Ergon Capital Parnters III SA
34.4% - Ergon Capital Partners IV, SCSp
15.9% - Ergon ospeo Long Term Value Fund SCSp
15.1% - Mérieux Participations SAS
34.3% - Mérieux Participations 2 SAS
34.9% - KKR Sigma Co-Invest II L.P.
6.87% - StreetTeam Software Limited (DBA as Pollen)
48.6% - Backed 1 LP
9.6% - Backed 1 Founder LP
100.0% - Backed Encore 1 LP
10.0% - Backed Encore 1 Founder LP
100.0% - Backed 2 LP
10.0% - Backed 2 Founder LP

100.0% - Marcho Partners Feeder Fund ICAV
100.0% - GBL Finance S.á.r.l
100.0% - Miles Capital S.á.r.l
Capital
23.1% - Piolin II S.á.r.l
Capital
100.0% - Piolin Spain SAU
Capital
99.5% - Parques Reunidos
100.0% - Oliver Capital S.á.r.l
Capital
8.4% - GEA
100.0% - Theo Capital S.á.r.l
Capital
6.8% - adidas
100.0% - Owen Capital S.á.r.l
3.5% - FINPAR II SA
4.4% - FINPAR III SA
5.6% - FINPAR IV SA
100.0% - Sapiens S.á.r.l
Capital
64.7% – Marnix Lux SA
Capital
100.0% - Marnix French ParentCo SAS
Capital
100.0% - Marnix French TopCo SAS
Capital
100.0% - Marnix SAS
Capital
100.0% - Courcelles Lux SCA
Capital
100.0% - Wowholdco SAS
Capital
100.0% - Wowmidco SAS
Capital
100.0% - Wowbidco SAS
Capital
100.0% - Webhelp SAS
F.
Power Corporation (International) Limited Group of Companies (Asian investments)
Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.

0.1% - Power Pacific Corporation Limited
13.9% - China Asset Management Limited
G.
Other PCC Companies
Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - 3540529 Canada Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - SVRE Management Inc.
70.0% - 7 Saint-Jacques GP Inc.
0.01% 7 Saint-Jacques Limited Partnership
49.99% - 7 Saint-Jacques Limited Partnership
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Power Sustainable Capital Investments Inc.
100.0% - Power Pacific Investment Management Inc.
100.0% - Sagard China Absolute Return A Share Fund (Canada) GP Inc.
100.0% - Sagard China Absolute Return A Share Fund (Canada) LP
100.0% - Power Pacific Investment Management (Ireland) Limited
100.0% - Power Sagard (Shanghai) Investment Management Co., Ltd.
8.92% - Bellus Health Inc.
25.0% (voting) - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
75.0% - Paintearth Wind Project LP
100.0% - Stirling Wind Project LP
75.0% - Wheatland Wind Project LP
100.0% - Emerald Solar Energy, SRL
100.0% - Jenner Wind Limited Partnership
100.0% - Power Renewable Energy Corporation
100.0% - Sequoia Energy Inc.
100.0% - Sequoia Energy US Inc.
100.0% - Musselshell Wind Holdings, LLC
100.0% - Musselshell Wind Project, LLC
100.0% - Musselshell Wind Project Two, LLC
100.0% - Potentia Solar Holdings II Limited Partnership
100.0% Potentia Solar Holdings Limited Partnership
100.0% - Schooltop Solar LP
85.0% - Reliant First Nations LP
100.0% - PSI Solar Finance 1 LP
100.0% - MOM Solar LP
100.0% - Potentia Solar 5 LP
100.0% - Potentia Solar 6 LP
100.0% - Potentia Solar 7 LP
100.0% - Potentia Solar 9 LP
100.0% - Potentia Solar 14 LP

100.0% - Solarize Holdings Corp.
100.0% - Potentia Solar Holdings Corp.
100.0%- Banjo Solar Holdings Corp.
64.0% - Potentia MN Solar Fund I, LLC
100.0% - Golden South Wind LP
100.0% - Potentia Renewables 15 LP (Affinity and RT Solar)
100.0% - Potentia Renewables 16 LP (Solar Gardens)
50.0% - Pokeshaw Windfarm LP
100.0% - Power Energy Corporation US
100.0% - Nautilus Solar Energy, LLC
100.0% - Nautilus Helios Solar Torsk, LLC
100.0% - Bulldog Solar One LLC
100.0% - Burns Solar One LLC
100.0% - MVR Solar One LLC
100.0% - Mason Solar One,LLC
100.0% - Pittman Solar One LLC
100.0% - Chesapeake Energy One, LLC
100.0% - Nautilus Solar Solutions, LLC
100.0% - Nautilus Castle Solar, LLC
100.0% - NSE Sackets Solar, LLC
100.0% - Clifton Park Solar 1, LLC
100.0% - Clifton Park Solar 2, LLC
100.0% - Hamlin Solar 1, LLC
100.0% - NSE Stag Industrial MA 1, LLC
100.0% - NSE Beacon Solar, LLC
100.0% - ISM Solar Cranston
100.0% - P52ES Raphael Rd Community Solar, LLC (White Marsh)
100.0% - P52ES 1755 Henryton Road Phase I, LLC
100.0% - P52ES 1755 Henryton Road Phase 2, LLC
100.0% - P52ES 12855 Frederick Road Phase 1, LLC (Triple Creek)
100.0% - Nautilus Helios Solar Blackpoint, LLC
100.0% - TPE King Solar Holdings1, LLC
100.0% - TPE King Solar Holdings2, LLC
100.0% - Nautilus Solar Construction Holdco, LLC
100.0% - TPE Hopkins Solar Holdings1, LLC
100.0% - Nautilus Slar Term Holdco, LLC
100.0% - Nautilus Solar Canada Inc.
100.0% - 2241091 Ontario Inc. GP
100.0% - Prowind Renewable Inc
- 100.0% - Bright Oak Solar
100.0% - River Valley Solar LLC
100.0% - Bright Hill Solar LLC
100.0% - Bright Field Solar LLC
100.0% - Virgo KAM MM Holdco, LLC
1.0% - Virgo KAM Holdco, LLC
100.0% - Lindstrom Solar LLC
100.0% - Winstead Solar LLC

100.0% - Saint Cloud Solar LLC
100.0% - VH Holdco I, LLC
1.0% – VH WB Holdco, LLC
100.0% - VH West Brookfield LLC
100% - VH Lordsburg Holdco, LLC
100.0% - Nautilus Solar Lordsburg, LLC
100.0% – VH Salem Holdco, LLC
100.0% - NS Salem Community College, LLC
100.0% - VH Kilroy Holdco, LLC
100.0% - VH Kilroy Solar, LLC
100.0% - VH BHA Holdco, LLC
100.0% - GES Megafourteen LLC
100.0% - Virgo Goat Island MM Holdco, LLC
1.0% - Virgo Goat Island Holdco, LLC
100.0% -Nautilus Goat Island Solar, LLC
100.0% – NS Belle Mead, LLC
60.51% - Lumenpulse Group Inc.
100.0% - Lumenpulse Finance Corp.
100.0% - Lumenpulse Lighting Corp.
80.93% - Sternberg Lanterns, Inc.
100.0% - Exenia s.r.l.
100.0% - Lumenpulse UK Limited
100.0% - Lumenpulse Alphaled Limited
44.15% - The Lion Electric Company
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - Sagard Holdings Participation Inc.
100.0% - Sagard Credit Partners GP, Inc.
100.0% - Sagard Credit Partners, LP
100.0% - Sagard Holdings Manager GP Inc.
100.0% - Sagard Holdings Manager LP
100.0% - Sagard Credit Partners (Cayman) GP, Inc.
100.0% - Sagard Credit Partners (Cayman), LP
100.0% - Sagard Healthcare Royalty Partners GP LLC
100.0% - Sagard Healthcare Royalty Partners, LP
100.0% - Portag3 Ventures GP Inc.
100.0% - Portag3 Ventures Participation ULC
100.0% - Portag3 Ventures Participation Inc.
100.0% - Portag3 Ventures Participation US LP
100.0% - Portag3 Ventures II Affiliates GP Inc.
100.0% - Portag3 Ventures II Affiliates LP
100.0% - Portag3 Ventures LP
100.0% - Portag3 International Investments Inc.
100.0% - Portag3 Ventures II GP Inc.
100.0% - Portage3 Ventures II LP

100.0% - Portag3 Ventures II Investments LP
100.0% - Portag3 Ventures II International Investments Inc.
100.0% - Portag3 Ventures II International LP
100.0% - Portag3 Ventures II International (FI) LP
100.0% - Portag3 Ventures II Carried Interest LP
100.0% - Portag3 Ventures II Carried Interest US LP
100.0% - Springboard III GP Inc.
100.0% - Springboard III LP
100.0% - Sagard Holdings ULC
4.0% - 1069759 B.C. Unlimited Liability Company
100.0% - Sagard Credit Partners Carried Interest GP Inc.
100.0% - Sagard Credit Partners Carried Interest LP
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
21.4% - GP Strategies Corp.
4.23% - Jaguar Health Inc.
96.0% - 1069759 B.C. Unlimited Liability Company
91.6% - Integrated Fertility Holding, LLC
50.0% - Peak Achievement Athletics Inc. (42.58% equity)
100.0% - 10094439 Canada Inc.
100.0% - 10094455 Canada Inc.
100.0% - Limited Partnership Interests in Peak Management Participation LP
100.0% - 1167410 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Management Participation LP
100.0% - Limited Partnership Interests in Peak Holdings LP
100.0% - 1167387 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Holdings LP
100.0% - Bauer Hockey Ltd.
100.0% - Bauer Innovations Canada Ltd.
100.0% - Bauer Hockey AB
100.0% - Bauer Hockey GmbH
100.0% - Performance Sports Group Hong Kong Ltd.
100.0% - Jacmal BV
100.0% - Bauer CR spol s.r.o.
100.0% - BCE Acquisitions US, Inc.
100.0% - Bauer Innovations US, LLC
100.0% - Easton Diamond Sports, LLC
100.0% - Bauer Hockey LLC
100.0% - Cascade Maverik Lacrosse, LLC
100.0% - Bauer Hockey Retail, LLC
100.0% - Power Corporation of Canada Inc.
100.0% - 4190297 Canada Inc.
100.0% - Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.

100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltee
100.0% Gestion Gesca Inc.
100.0% - 11249177 Canada Inc.
100.0% - 10206911 Canada Inc.
100.0% - Gesca Numerique Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.
100.0% Les Editions Plus Ltee
50.0% - 1004096 Canada Inc. (“workopolis”)
H.
Other PFC Companies
Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - Power Financial Capital Corporation
100.0% - 7973594 Canada Inc.
100.0% - 7973683 Canada Inc.
100.0% - 7974019 Canada Inc.
100.0% - PFC Ventures Inc.
100.0% - 9194649 Canada Inc.
100.0% - Springboard L.P.
85.29.% - Wealthsimple Financial Corp. (84.87% equity)
100.0% - Wealthsimple Inc.
100.0% - Wealthsimple Advisor Services Inc.
100.0% - Canadian ShareOwner Investments Inc.
100.0% - CSA Computing Inc.
100.0% - Wealthsimple US, Ltd.
100.0% - Wealthsimple Technologies Inc.
100.0% - Wealthsimple Investments US, Ltd.
51.00% - Wealthsimple Europe S.a.r.l
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Germany GmbH
100.0% - Wealthsimple Technologies Europe Ltd

Item 27. Number of Contract Owners
As of March 31, 2021, there were 5 Contract Owners; 5 were Qualified Contracts and 0 were non-Qualified Contracts.
Item 28. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:
Colorado Business Corporation Act
Article 109 – INDEMNIFICATION
Section 7-109-101. Definitions.
As used in this article 109:
(1)
“Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(2)
“Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or in any other capacity with, another person or an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.

(3)	“Expenses” includes counsel fees.
(4)
“Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5)
“Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)	“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
(7)	“Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to indemnify directors.
(1)
Except as provided in subsection (4) of this section, a corporation may indemnify an individual made a party to a proceeding, because the individual is or was a director, against liability incurred in the proceeding if:

	(a)	The individual's conduct was in good faith; and
	(b)	The individual reasonably believed:
		(I)	In the case of conduct in an official capacity with the corporation, that the conduct was in the corporation's best interests; and
		(II)	In all other cases, that the conduct was at least not opposed to the corporation's best interests; and
	(c)	In the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful.
(2)
A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of subsection (1) of this section.

(3)
The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, create a presumption that the director did not meet the relevant standard of conduct described in this section.

(4)	A corporation may not indemnify a director under this section:
(a)
In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct under subsection (1) of this section; or

(b)
In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.

(5)	Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.
Section 7-109-103. Mandatory Indemnification of Directors.
Unless limited by its articles of incorporation, a corporation shall indemnify an individual who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the individual was a party because the individual is or was a director, against reasonable expenses incurred by the individual in connection with the proceeding.
Section 7-109-104. Advance of Expenses to Directors.
(1)	A corporation may, before final disposition of a proceeding, pay for or reimburse the reasonable expenses incurred by an individual who is a party to a proceeding because that person is a director if:
	(a)	The director delivers to the corporation a written affirmation of the director's good faith belief that;
		(I)	The director has met the relevant standard of conduct described in section 7-109-102; or
		(II)	The proceeding involves conduct for which liability has been eliminated under a provision in the articles of incorporation as authorized by section 7-102-102(2)(d); and

(b)
The director delivers to the corporation a written undertaking, executed personally or on the director's behalf, to repay any funds advanced if the director is not entitled to mandatory indemnification under section 7-109-103 and it is ultimately determined under section 7-109-105 or 7-109-106 that the director has not met the relevant standard of conduct described in section 7-109-102.

(2)
The undertaking required by subsection (1)(b) of this section is an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)	Authorizations of payments under this section shall be made in the manner specified in section 7-109-106.
Section 7-109-105. Court-Ordered Indemnification of Directors.
(1)
Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification or an advance of expenses to the court conducting the proceeding or to another court of competent jurisdiction. After receipt of an application and after giving any notice the court considers necessary, the court may order indemnification or an advance of expenses in the following manner:

(a)
If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

(b)
If it determines that the director is entitled to indemnification or an advance of expenses under section 7-
109-109(1), the court shall order indemnification or an advance of expenses, as applicable, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-
ordered indemnification or advance of expenses.

(c)
If it determines that the director is fairly and reasonably entitled to indemnification or an advance of expenses in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102(1), failed to comply with section 7-109-104, or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification or advance of expenses as the court deems proper; except that the indemnification with respect to any proceeding in which liability has been adjudged in the circumstances described in section 7-109-102(4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.
(1)
A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received.

(2)	The determinations required by subsection (1) of this section must be made:
(a)
If there are two or more disinterested directors, by the board of directors by a majority vote of all the disinterested directors, a majority of whom constitute a quorum for this purpose, or by a majority vote of a committee of the board of directors appointed by such a vote, which committee consists of two or more disinterested directors;

(b)
By independent legal counsel selected in the manner specified in subsection (2)(a) of this section or, if there are fewer than two disinterested directors, by independent legal counsel selected by a majority vote of the full board of directors; or

	(c)	By the shareholders, but shares owned by or voted under the control of a director who at the time is not a disinterested director may not be voted on the determination.

(3)
Authorization of indemnification and an advance of expenses must be made in the same manner as the determination that indemnification or an advance of expenses is permissible; except that, if the determination that indemnification or an advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and an advance of expenses must be made by the body that selected the counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.
(1)
An officer is entitled to mandatory indemnification or an advance of expenses under section 7-109-103, and is entitled to apply for court-ordered indemnification or an advance of expenses under section 7-109-105, in each case to the same extent as a director.

(2)	A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director.
(3)
A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to such further extent as may be provided for by its articles of incorporation, bylaws, general or specific action of its board of directors or shareholders, or contract. This subsection (3) applies to an officer who is also a director if the basis on which the officer is made a party to the proceeding is an act or omission solely as an officer.

Section 7-109-108. Insurance.
A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or trustee of, or in any other capacity with, another person or an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person's status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether the insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.
Section 7-109-109. Limitation of Indemnification of Directors.
(1)
A corporation may, by a provision in its articles of incorporation or bylaws or in a resolution adopted or a contract approved by its board of directors or shareholders, obligate itself in advance of the act or omission giving rise to a proceeding to provide indemnification in accordance with section 7-109-102 or advance funds to pay for or reimburse expenses in accordance with section 7-109-104. Such an obligatory provision;

	(a)	Satisfies the requirements for authorization, but not determination, referred to in section 7-109-106.
(b)
That obligates the corporation to provide indemnification to the fullest extent permitted by law obligates the corporation to advance funds to pay for or reimburse expenses in accordance with section 7-109-104 to the fullest extent permitted by law, unless the provision specifically provides otherwise.

(2)
A right of indemnification or to advances of expenses created by this article 109 or under subsection (1) of this section and in effect at the time of an act or omission must not be eliminated or impaired with respect to the act or omission by an amendment of the articles of incorporation or bylaws or a resolution of the board of directors or shareholders, adopted after the occurrence of the act or omission, unless, in the case of a right created under subsection (1) of this section, the provision creating the right and in effect at the time of the act or omission explicitly authorizes the elimination or impairment after the act or omission has occurred.

(3)
A provision specified in subsection (1) of this section does not obligate the corporation to indemnify or advance expenses to a director of a predecessor of the corporation pertaining to conduct with respect to the predecessor, unless otherwise specifically provided. A provision for indemnification or an advance of expenses in the articles of incorporation, bylaws, or a resolution of the board of directors or shareholders of a predecessor of the corporation in a merger or in a contract to which the predecessor is a party, existing at the time the merger takes effect, is governed by section 7-90-204(1).

(4)
Subject to subsection (2) of this section, a corporation may, by a provision in its articles of incorporation, limit any of the rights to indemnification or an advance of expenses created by or pursuant to this article 109.

(5)
Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.
If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.
Bylaws of Great-West
Article IV. Indemnification
SECTION 1. In this Article, the following terms shall have the following meanings:
(a)
“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;
(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;
(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.
SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:
(a)	the person conducted himself or herself in good faith; and
(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and
(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.
SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a)
the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the
Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:
	(i)	the person conducted himself or herself in good faith; and
(ii)
the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

	(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
	(iv)	if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.
Item 29. Principal Underwriter
(a)
GWFS Equities, Inc. (“GWFS”) is the distributor of securities of the Registrant. Including the Registrant,
GWFS serves as distributor or principal underwriter for Great-West Funds, Inc., an open-end management investment company, FutureFunds Series Account of GWL&A, Retirement Plan Series Account of
GWL&A, Variable Annuity-8 Series Account of GWL&A and Variable Annuity-8 Series Account of
GWL&A NY.

(b)	Directors and Officers of GWFS:

Name	Principal Business Address	Positions and Offices with Underwriter
C.E. Waddell	8515 East Orchard Road Greenwood Village, CO 80111	Chair, President, and Chief Executive Officer
S.E. Jenks	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
R.H. Linton, Jr.	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
W.J. McDermott	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
D.A. Morrison	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
J.M. Smolen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
R.L. Logsdon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Counsel, and Secretary
R.M. Mattie	8515 East Orchard Road Greenwood Village, CO 80111	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President and Treasurer
K.I. Schindler	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer
M.J. Kavanagh	8515 East Orchard Road Greenwood Village, CO 80111	Associate Chief Compliance Officer
B.R. Hudson	8515 East Orchard Road Greenwood Village, CO 80111	Associate General Counsel and Assistant Secretary

(c)	Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
GWFS	-0-	-0-	-0-	-0-
Item 30. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings and Representations
(a)
Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than
16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)
Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the
Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.
(d)
The Depositor, Great-West Life & Annuity Insurance Company, represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West Life & Annuity Insurance Company.

(e)
Great-West Life & Annuity Insurance Company represents that the no-action letters issued by the staff of the
Division of Investment Management of the Securities and Exchange Commission on November 28, 1988, to the
American Council of Life Insurance, and on August 30, 2012, to ING Life Insurance Company, are being relied upon, and that the terms of those no-action positions have been complied with.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Greenwood Village, and State of Colorado on this 23rd day of April, 2021.
VARIABLE ANNUITY-8 SERIES ACCOUNT (Registrant)
By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III President and Chief Executive Officer of Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (Depositor)
By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III President and Chief Executive Officer
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ R. Jeffrey Orr	Chairman of the Board	April 23, 2021
R. Jeffrey Orr*
/s/ Edmund F. Murphy III	President and Chief Executive Officer	April 23, 2021
Edmund F. Murphy III
/s/ Andra S. Bolotin	Executive Vice President, Chief Financial Officer & Principal Accounting Officer	April 23, 2021
Andra S. Bolotin
/s/ John L. Bernbach	Director	April 23, 2021
John L. Bernbach*
/s/ Robin Bienfait	Director	April 23, 2021
Robin Bienfait*
/s/ Jeff Carney	Director	April 23, 2021
Jeff Carney*
/s/ Marcel R. Coutu	Director	April 23, 2021
Marcel R. Coutu*
/s/ André R. Desmarais	Director	April 23, 2021
André R. Desmarais*
/s/ Paul G. Desmarais, Jr.	Director	April 23, 2021
Paul G. Desmarais, Jr.*
Director
Gary A. Doer
/s/ Gregory J. Fleming	Director	April 23, 2021
Gregory J. Fleming*

	Signature	Title	Date
	/s/ Claude Généreux	Director	April 23, 2021
Claude Généreux*
	/s/ Alain Louvel	Director	April 23, 2021
Alain Louvel*
	/s/ Paula B. Madoff	Director	April 23, 2021
Paula B. Madoff*
	/s/ Paul A. Mahon	Director	April 23, 2021
Paul A. Mahon*
	/s/ Robert L. Reynolds	Director	April 23, 2021
Robert L. Reynolds*
	/s/ T. Timothy Ryan, Jr.	Director	April 23, 2021
T. Timothy Ryan, Jr.*
	/s/ Jerome J. Selitto	Director	April 23, 2021
Jerome J. Selitto*
	/s/ Gregory D. Tretiak	Director	April 23, 2021
Gregory D. Tretiak*
	/s/ Brian E. Walsh	Director	April 23, 2021
Brian E. Walsh*

*By:	/s/ Ryan L. Logsdon	*Attorney-in-fact pursuant to Power of Attorney	April 23, 2021
Ryan L. Logsdon